OPPENHEIMER MAIN STREET FUND/VA

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET FUND/VA:

     We have audited the  accompanying  statement of assets and  liabilities  of
Oppenheimer Main Street Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2003, and the related statement of operations  for the year then ended,  the  statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated.  These financial  statements and financial highlights are the responsibility of the Fund's  management.  Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by  correspondence  with the custodian and brokers;  where replies were not received from brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer  Main Street  Fund/VA as of December  31,  2003,  the results of its operations  for the year then  ended,  the changes in its net assets for each of the two years in the period then ended,  and the  financial  highlights  for the periods indicated,  in conformity with accounting  principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
 DELOITTE & TOUCHE LLP

 Denver, Colorado
 February 12, 2004

OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS  DECEMBER 31, 2003
-------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 COMMON STOCKS--98.3%
--------------------------------------------------------------------------------
 CONSUMER DISCRETIONARY--16.3%
--------------------------------------------------------------------------------
 AUTO COMPONENTS--0.7%
 Aftermarket Technology Corp. 1                        6,100    $
83,692
--------------------------------------------------------------------------------
 American Axle & Manufacturing
 Holdings, Inc. 1                                     60,300
2,437,326
--------------------------------------------------------------------------------
 ArvinMeritor, Inc.                                   14,600
352,152
--------------------------------------------------------------------------------
 Autoliv, Inc.                                         3,700
139,305
--------------------------------------------------------------------------------
 Dana Corp.                                          137,200
2,517,620
--------------------------------------------------------------------------------
 Delphi Corp.                                         96,100
981,181
--------------------------------------------------------------------------------
 Goodyear Tire & Rubber Co. 1                         10,600
83,316
--------------------------------------------------------------------------------
 Johnson Controls, Inc.                               19,700
2,287,564
--------------------------------------------------------------------------------
 Lear Corp. 1                                         11,000
674,630
--------------------------------------------------------------------------------
 Visteon Corp.                                        35,700
371,637

----------------

9,928,423

--------------------------------------------------------------------------------
 AUTOMOBILES--1.0%
 Ford Motor Co.                                      694,115
11,105,840
--------------------------------------------------------------------------------
 Harley-Davidson, Inc.                                42,900
2,039,037
--------------------------------------------------------------------------------
 Thor Industries, Inc.                                 3,900
219,258

----------------

13,364,135

--------------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.6%
 Alliance Gaming Corp. 1                              17,700
436,305
--------------------------------------------------------------------------------
 Applebee's International, Inc.                       22,000
863,940
--------------------------------------------------------------------------------
 Aztar Corp. 1                                         3,800
85,500
--------------------------------------------------------------------------------
 Brinker International, Inc. 1                        90,000
2,984,400
--------------------------------------------------------------------------------
 CBRL Group, Inc.                                     38,700
1,480,662
--------------------------------------------------------------------------------
 CEC Entertainment, Inc. 1                            27,200
1,289,008
--------------------------------------------------------------------------------
 Choice Hotels International, Inc. 1                   2,800
98,700
--------------------------------------------------------------------------------
 GTech Holdings Corp.                                 20,200
999,698
--------------------------------------------------------------------------------
 Harrah's Entertainment, Inc.                         24,900
1,239,273
--------------------------------------------------------------------------------
 McDonald's Corp.                                    145,450
3,611,524
--------------------------------------------------------------------------------
 Multimedia Games, Inc. 1                              9,500
390,450
--------------------------------------------------------------------------------
 Outback Steakhouse, Inc.                             33,700
1,489,877
--------------------------------------------------------------------------------
 P.F. Chang's China Bistro, Inc. 1                     8,700
442,656
--------------------------------------------------------------------------------
 Panera Bread Co., Cl. A 1                            16,100
636,433
--------------------------------------------------------------------------------
 Park Place Entertainment Corp. 1                     10,900
118,047
--------------------------------------------------------------------------------
 Rare Hospitality International, Inc. 1               22,600
552,344
--------------------------------------------------------------------------------
 Ruby Tuesday, Inc.                                   83,200
2,370,368
--------------------------------------------------------------------------------
 Ryan's Family Steak Houses, Inc. 1                    8,750
132,475
--------------------------------------------------------------------------------
 Starbucks Corp. 1                                    13,200
436,392
--------------------------------------------------------------------------------
 Station Casinos, Inc.                                 6,900
211,347
--------------------------------------------------------------------------------
 WMS Industries, Inc. 1                                2,700
70,740
--------------------------------------------------------------------------------
 Yum! Brands, Inc. 1                                  78,400
2,696,960

----------------

22,637,099

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 HOUSEHOLD DURABLES--2.9%
 Beazer Homes USA, Inc.                               28,000    $
2,734,480
--------------------------------------------------------------------------------
 Cavco Industries, Inc. 1                              1,015
24,360
--------------------------------------------------------------------------------
 Centex Corp.                                         41,900
4,510,535
--------------------------------------------------------------------------------
 D.R. Horton, Inc.                                    49,300
2,132,718
--------------------------------------------------------------------------------
 Harman International Industries, Inc.                36,600
2,707,668
--------------------------------------------------------------------------------
 Hovnanian Enterprises, Inc., Cl. A 1                 27,400
2,385,444
--------------------------------------------------------------------------------
 KB Home                                              50,000
3,626,000
--------------------------------------------------------------------------------
 Lennar Corp.                                         34,700
3,331,200
--------------------------------------------------------------------------------
 Lennar Corp., Cl. B                                   4,580
418,612
--------------------------------------------------------------------------------
 M.D.C. Holdings, Inc.                                19,430
1,253,235
--------------------------------------------------------------------------------
 Meritage Corp. 1                                      5,300
351,443
--------------------------------------------------------------------------------
 Newell Rubbermaid, Inc.                              36,400
828,828
--------------------------------------------------------------------------------
 NVR, Inc. 1                                           2,800
1,304,800
--------------------------------------------------------------------------------
 Pulte Homes, Inc.                                    31,344
2,934,425
--------------------------------------------------------------------------------
 Ryland Group, Inc. (The)                             57,000
5,052,480
--------------------------------------------------------------------------------
 Standard Pacific Corp.                               41,300
2,005,115
--------------------------------------------------------------------------------
 Toll Brothers, Inc. 1                                52,400
2,083,424
--------------------------------------------------------------------------------
 Whirlpool Corp.                                      30,800
2,237,620
--------------------------------------------------------------------------------
 Yankee Candle, Inc. (The) 1                          17,500
478,275

----------------

40,400,662

--------------------------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--1.1%
 Action Performance Cos., Inc.                        37,700
738,920
--------------------------------------------------------------------------------
 Brunswick Corp.                                      27,300
868,959
--------------------------------------------------------------------------------
 Eastman Kodak Co.                                   139,100
3,570,697
--------------------------------------------------------------------------------
 Hasbro, Inc.                                        134,100
2,853,648
--------------------------------------------------------------------------------
 Marvel Enterprises, Inc. 1                           95,700
2,785,827
--------------------------------------------------------------------------------
 Mattel, Inc.                                        197,700
3,809,679
--------------------------------------------------------------------------------
 Polaris Industries, Inc.                              1,400
124,012

----------------

14,751,742

--------------------------------------------------------------------------------
 MEDIA--2.8%
 Cablevision Systems New York Group,
 Cl. A 1                                              57,100
1,335,569
--------------------------------------------------------------------------------
 Charter Communications, Inc., Cl. A 1                22,100
88,842
--------------------------------------------------------------------------------
 Clear Channel Communications, Inc.                   14,200
664,986
--------------------------------------------------------------------------------
 Comcast Corp., Cl. A 1                              383,315
12,599,564
--------------------------------------------------------------------------------
 Cox Communications, Inc., Cl. A 1                    26,400
909,480
--------------------------------------------------------------------------------
 EchoStar Communications Corp., Cl. A 1               78,700
2,675,800
--------------------------------------------------------------------------------
 McGraw-Hill Cos., Inc. (The)                          3,400
237,728
--------------------------------------------------------------------------------
 Metro-Goldwyn-Mayer, Inc. 1                          14,800
252,932
--------------------------------------------------------------------------------
 New York Times Co., Cl. A                             6,100
291,519
--------------------------------------------------------------------------------
 News Corp. Ltd. (The), Sponsored
 ADR, Preference                                          82
2,481
--------------------------------------------------------------------------------
 Time Warner, Inc. 1                                 251,700
4,528,083
--------------------------------------------------------------------------------
 TiVo, Inc. 1                                         22,800
168,720

STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 MEDIA Continued
 Viacom, Inc., Cl. B                                 273,330    $
12,130,385
--------------------------------------------------------------------------------
 Walt Disney Co. (The)                               113,500
2,647,955

----------------

38,534,044

--------------------------------------------------------------------------------
 MULTILINE RETAIL--0.7%
 Big Lots, Inc. 1                                     12,000
170,520
--------------------------------------------------------------------------------
 Dollar General Corp.                                 62,200
1,305,578
--------------------------------------------------------------------------------
 Dollar Tree Stores, Inc. 1                           18,300
550,098
--------------------------------------------------------------------------------
 Federated Department Stores, Inc.                    66,600
3,138,858
--------------------------------------------------------------------------------
 Neiman Marcus Group, Inc.
 (The), Cl. A 1                                        1,900
101,973
--------------------------------------------------------------------------------
 Sears Roebuck & Co.                                  97,900
4,453,471
--------------------------------------------------------------------------------
 Shopko Stores, Inc. 1                                 1,900
28,975

----------------

9,749,473

--------------------------------------------------------------------------------
 SPECIALTY RETAIL--4.8%
 Abercrombie & Fitch Co., Cl. A 1                    100,100
2,473,471
--------------------------------------------------------------------------------
 Advance Auto Parts, Inc. 1                            5,900
480,260
--------------------------------------------------------------------------------
 Aeropostale, Inc. 1                                  40,100
1,099,542
--------------------------------------------------------------------------------
 AutoNation, Inc. 1                                   57,500
1,056,275
--------------------------------------------------------------------------------
 AutoZone, Inc. 1                                     22,200
1,891,662
--------------------------------------------------------------------------------
 Bed Bath & Beyond, Inc. 1                            65,200
2,826,420
--------------------------------------------------------------------------------
 Best Buy Co., Inc.                                   74,300
3,881,432
--------------------------------------------------------------------------------
 Borders Group, Inc. 1                                24,000
526,080
--------------------------------------------------------------------------------
 Chico's FAS, Inc. 1                                  31,300
1,156,535
--------------------------------------------------------------------------------
 Christopher & Banks Corp.                            44,200
863,226
--------------------------------------------------------------------------------
 Claire's Stores, Inc.                                53,800
1,013,592
--------------------------------------------------------------------------------
 Electronics Boutique Holdings Corp. 1                 3,300
75,537
--------------------------------------------------------------------------------
 Foot Locker, Inc.                                    15,400
361,130
--------------------------------------------------------------------------------
 Gap, Inc. (The)                                     382,900
8,887,109
--------------------------------------------------------------------------------
 Hollywood Entertainment Corp. 1                      25,100
345,125
--------------------------------------------------------------------------------
 Home Depot, Inc.                                    349,200
12,393,108
--------------------------------------------------------------------------------
 Hot Topic, Inc. 1                                    48,900
1,440,594
--------------------------------------------------------------------------------
 Lowe's Cos., Inc.                                    97,000
5,372,830
--------------------------------------------------------------------------------
 Men's Wearhouse, Inc. (The) 1                        10,800
270,108
--------------------------------------------------------------------------------
 Movie Gallery, Inc. 1                                 2,300
42,964
--------------------------------------------------------------------------------
 NetFlix.com, Inc. 1                                  37,400
2,045,406
--------------------------------------------------------------------------------
 Pacific Sunwear of California, Inc.                  79,475
1,678,512
--------------------------------------------------------------------------------
 Pier 1 Imports, Inc.                                 20,718
452,895
--------------------------------------------------------------------------------
 RadioShack Corp.                                     90,600
2,779,608
--------------------------------------------------------------------------------
 Regis Corp.                                           5,000
197,600
--------------------------------------------------------------------------------
 Rent-A-Center, Inc. 1                                 6,300
188,244
--------------------------------------------------------------------------------
 Ross Stores, Inc.                                    50,700
1,340,001
--------------------------------------------------------------------------------
 Select Comfort Corp. 1                                4,600
113,896
--------------------------------------------------------------------------------
 Sherwin-Williams Co.                                  8,600
298,764
--------------------------------------------------------------------------------
 Staples, Inc. 1                                     214,100
5,844,930

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 SPECIALTY RETAIL Continued
 Talbots, Inc. (The)                                  42,800    $
1,317,384
--------------------------------------------------------------------------------
 TJX Cos., Inc. (The)                                129,900
2,864,295
--------------------------------------------------------------------------------
 Tractor Supply Co. 1                                  2,700
105,003
--------------------------------------------------------------------------------
 Zale Corp. 1                                         12,100
643,720

----------------

66,327,258

--------------------------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--0.7%
 Coach, Inc. 1                                       109,200
4,122,300
--------------------------------------------------------------------------------
 Columbia Sportswear Co. 1                            10,800
588,600
--------------------------------------------------------------------------------
 Kellwood Co.                                          3,000
123,000
--------------------------------------------------------------------------------
 Liz Claiborne, Inc.                                  25,700
911,322
--------------------------------------------------------------------------------
 Nike, Inc., Cl. B                                    12,500
855,750
--------------------------------------------------------------------------------
 Timberland Co., Cl. A 1                              41,500
2,160,905
--------------------------------------------------------------------------------
 Tommy Hilfiger Corp. 1                                8,000
118,480
--------------------------------------------------------------------------------
 VF Corp.                                              6,000
259,440

----------------

9,139,797

--------------------------------------------------------------------------------
 CONSUMER STAPLES--8.2%
--------------------------------------------------------------------------------
 BEVERAGES--2.3%
 Anheuser-Busch Cos., Inc.                            74,500
3,924,660
--------------------------------------------------------------------------------
 Coca-Cola Co. (The)                                 215,600
10,941,700
--------------------------------------------------------------------------------
 Pepsi Bottling Group, Inc. (The)                     33,300
805,194
--------------------------------------------------------------------------------
 PepsiAmericas, Inc.                                   2,600
44,512
--------------------------------------------------------------------------------
 PepsiCo, Inc.                                       330,650
15,414,903

----------------

31,130,969

--------------------------------------------------------------------------------
 FOOD & STAPLES RETAILING--1.8%
 CVS Corp.                                             6,600
238,392
--------------------------------------------------------------------------------
 Kroger Co. (The) 1                                   83,900
1,552,989
--------------------------------------------------------------------------------
 Rite Aid Corp. 1                                     72,300
436,692
--------------------------------------------------------------------------------
 SUPERVALU, Inc.                                       9,600
274,464
--------------------------------------------------------------------------------
 Sysco Corp.                                          24,100
897,243
--------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                               393,600
20,880,480
--------------------------------------------------------------------------------
 Winn-Dixie Stores, Inc.                             100,800
1,002,960

----------------

25,283,220

--------------------------------------------------------------------------------
 FOOD PRODUCTS--1.3%
 American Italian Pasta Co. 1                          3,900
163,410
--------------------------------------------------------------------------------
 Campbell Soup Co.                                   198,500
5,319,800
--------------------------------------------------------------------------------
 Dean Foods Co. 1                                     34,950
1,148,807
--------------------------------------------------------------------------------
 Del Monte Foods Co. 1                                20,000
208,000
--------------------------------------------------------------------------------
 Fresh Del Monte Produce, Inc.                        19,600
467,068
--------------------------------------------------------------------------------
 Heinz (H.J.) Co.                                     16,200
590,166
--------------------------------------------------------------------------------
 Hershey Foods Corp.                                  24,300
1,870,857
--------------------------------------------------------------------------------
 Kellogg Co.                                          39,800
1,515,584
--------------------------------------------------------------------------------
 Kraft Foods, Inc., Cl. A                            155,200
5,000,544
--------------------------------------------------------------------------------
 Sara Lee Corp.                                       22,138
480,616

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 FOOD PRODUCTS Continued
 Wm. Wrigley Jr. Co.                                  27,400    $
1,540,154

----------------

18,305,006

--------------------------------------------------------------------------------
 HOUSEHOLD PRODUCTS--1.6%
 Clorox Co. (The)                                     19,600
951,776
--------------------------------------------------------------------------------
 Colgate-Palmolive Co.                                25,700
1,286,285
--------------------------------------------------------------------------------
 Energizer Holdings, Inc. 1                           45,100
1,693,956
--------------------------------------------------------------------------------
 Procter & Gamble Corp. (The)                        180,000
17,978,400

----------------

21,910,417

--------------------------------------------------------------------------------
 PERSONAL PRODUCTS--0.3%
 Avon Products, Inc.                                  38,900
2,625,361
--------------------------------------------------------------------------------
 Gillette Co.                                         40,900
1,502,257
--------------------------------------------------------------------------------
 USANA Health Sciences, Inc. 1                        10,500
321,300

----------------

4,448,918

--------------------------------------------------------------------------------
 TOBACCO--0.9%
 Altria Group, Inc.                                  185,300
10,084,026
--------------------------------------------------------------------------------
 R.J. Reynolds Tobacco Holdings, Inc.                 43,700
2,541,155

----------------

12,625,181

--------------------------------------------------------------------------------
 ENERGY--7.6%

--------------------------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.0%
 Key Energy Services, Inc. 1                           9,200
94,852
--------------------------------------------------------------------------------
 Rowan Cos., Inc. 1                                   10,200
236,334

----------------

331,186

--------------------------------------------------------------------------------
 OIL & GAS--7.6%
 Amerada Hess Corp.                                      800
42,536
--------------------------------------------------------------------------------
 Apache Corp.                                         54,495
4,419,545
--------------------------------------------------------------------------------
 Brown (Tom), Inc. 1                                 126,600
4,082,850
--------------------------------------------------------------------------------
 Burlington Resources, Inc.                          115,200
6,379,776
--------------------------------------------------------------------------------
 Canadian Natural Resources Ltd.                      85,000
4,299,826
--------------------------------------------------------------------------------
 Chesapeake Energy Corp.                             256,200
3,479,196
--------------------------------------------------------------------------------
 ChevronTexaco Corp.                                  87,650
7,572,084
--------------------------------------------------------------------------------
 Cimarex Energy Co. 1                                  3,039
81,111
--------------------------------------------------------------------------------
 Compton Petroleum Corp. 1                           194,500
903,076
--------------------------------------------------------------------------------
 ConocoPhillips                                      100,721
6,604,276
--------------------------------------------------------------------------------
 Cross Timbers Royalty Trust                             692
19,736
--------------------------------------------------------------------------------
 Devon Energy Corp.                                   12,800
732,928
--------------------------------------------------------------------------------
 EOG Resources, Inc.                                  72,500
3,347,325
--------------------------------------------------------------------------------
 Esprit Exploration Ltd. 1                           430,000
925,053
--------------------------------------------------------------------------------
 Exxon Mobil Corp.                                   720,116
29,524,756
--------------------------------------------------------------------------------
 Frontier Oil Corp.                                  142,200
2,448,684
--------------------------------------------------------------------------------
 Marathon Oil Corp.                                   18,500
612,165
--------------------------------------------------------------------------------
 Murphy Oil Corp.                                     22,600
1,476,006
--------------------------------------------------------------------------------
 Newfield Exploration Co. 1                           50,900
2,267,086

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 OIL & GAS Continued
 Noble Energy, Inc.                                   47,400   $
2,105,982
--------------------------------------------------------------------------------
 Occidental Petroleum Corp.                          132,700
5,605,248
--------------------------------------------------------------------------------
 Paramount Energy Trust                               38,796
350,658
--------------------------------------------------------------------------------
 Paramount Resources Ltd.                            152,700
1,234,835
--------------------------------------------------------------------------------
 Pogo Producing Co.                                   63,300
3,057,390
--------------------------------------------------------------------------------
 Sunoco, Inc.                                         50,000
2,557,500
--------------------------------------------------------------------------------
 Talisman Energy, Inc.                                49,900
2,838,962
--------------------------------------------------------------------------------
 Tesoro Petroleum Corp. 1                             12,400
180,668
--------------------------------------------------------------------------------
 Unocal Corp.                                         40,600
1,495,298
--------------------------------------------------------------------------------
 Valero Energy Corp.                                  53,600
2,483,824
--------------------------------------------------------------------------------
 Western Gas Resources, Inc.                           9,700
458,325
--------------------------------------------------------------------------------
 XTO Energy, Inc.                                    113,533
3,212,984

----------------

104,799,689

--------------------------------------------------------------------------------
 FINANCIALS--22.9%
--------------------------------------------------------------------------------
 CAPITAL MARKETS--0.6%
 Mellon Financial Corp.                              235,600
7,565,116
--------------------------------------------------------------------------------
 Northern Trust Corp.                                 14,400
668,448

----------------

8,233,564

--------------------------------------------------------------------------------
 COMMERCIAL BANKS--7.5%
 AmSouth Bancorp                                      45,300
1,109,850
--------------------------------------------------------------------------------
 Astoria Financial Corp.                              13,200
491,040
--------------------------------------------------------------------------------
 Bank of America Corp.                               226,600
18,225,438
--------------------------------------------------------------------------------
 Bank One Corp.                                      112,700
5,137,993
--------------------------------------------------------------------------------
 Banknorth Group, Inc.                                40,100
1,304,453
--------------------------------------------------------------------------------
 Charter One Financial, Inc.                         105,900
3,658,845
--------------------------------------------------------------------------------
 City National Corp.                                   1,800
111,816
--------------------------------------------------------------------------------
 Compass Bancshares, Inc.                              8,300
326,273
--------------------------------------------------------------------------------
 First Midwest Bancorp, Inc.                             400
12,964
--------------------------------------------------------------------------------
 First Tennessee National Corp.                       25,500
1,124,550
--------------------------------------------------------------------------------
 Flagstar Bancorp, Inc.                               25,200
539,784
--------------------------------------------------------------------------------
 FleetBoston Financial Corp.                         189,000
8,249,850
--------------------------------------------------------------------------------
 Golden West Financial Corp.                          76,900
7,935,311
--------------------------------------------------------------------------------
 Greenpoint Financial Corp.                           48,300
1,705,956
--------------------------------------------------------------------------------
 Hudson United Bancorp                                 3,100
114,545
--------------------------------------------------------------------------------
 Huntington Bancshares, Inc.                          24,400
549,000
--------------------------------------------------------------------------------
 Independence Community
 Bank Corp.                                            6,400
230,208
--------------------------------------------------------------------------------
 Indymac Mortgage Holdings, Inc.                       7,600
226,404
--------------------------------------------------------------------------------
 KeyCorp                                              77,400
2,269,368
--------------------------------------------------------------------------------
 M&T Bank Corp.                                        6,800
668,440
--------------------------------------------------------------------------------
 National City Corp.                                 160,300
5,440,582
--------------------------------------------------------------------------------
 North Fork Bancorp, Inc.                              7,400
299,478
--------------------------------------------------------------------------------
 PNC Financial Services Group                         32,500
1,778,725
--------------------------------------------------------------------------------
 Prosperity Bancshares, Inc.                          72,400
1,630,448

STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 COMMERCIAL BANKS Continued
 Regions Financial Corp.                              24,900    $
926,280
--------------------------------------------------------------------------------
 Sky Financial Group, Inc.                             1,000
25,940
--------------------------------------------------------------------------------
 SunTrust Banks, Inc.                                 31,700
2,266,550
--------------------------------------------------------------------------------
 U.S. Bancorp                                        261,670
7,792,533
--------------------------------------------------------------------------------
 UnionBanCal Corp.                                    31,800
1,829,772
--------------------------------------------------------------------------------
 W. Holding Co., Inc.                                 17,634
328,169
--------------------------------------------------------------------------------
 Wachovia Corp.                                      163,700
7,626,783
--------------------------------------------------------------------------------
 Washington Mutual, Inc.                             136,500
5,476,380
--------------------------------------------------------------------------------
 Webster Financial Corp.                               3,600
165,096
--------------------------------------------------------------------------------
 Wells Fargo & Co.                                   232,100
13,668,369
--------------------------------------------------------------------------------
 Zions Bancorp                                         5,200
318,916

----------------

103,566,109

--------------------------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--7.5%
 Affiliated Managers Group, Inc. 1                    12,100
842,039
--------------------------------------------------------------------------------
 American Express Co.                                106,000
5,112,380
--------------------------------------------------------------------------------
 Bear Stearns Cos., Inc. (The)                        48,600
3,885,570
--------------------------------------------------------------------------------
 Capital One Financial Corp.                          43,600
2,672,244
--------------------------------------------------------------------------------
 Chicago Mercantile Exchange (The)                     8,200
593,352
--------------------------------------------------------------------------------
 CIT Group, Inc.                                      37,400
1,344,530
--------------------------------------------------------------------------------
 Citigroup, Inc.                                     594,088
28,837,032
--------------------------------------------------------------------------------
 Instinet Group, Inc. 1                                3,500
18,025
--------------------------------------------------------------------------------
 iShares Russell 2000 Index Fund                     150,000
16,620,000
--------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                             283,200
10,401,936
--------------------------------------------------------------------------------
 Knight Trading Group, Inc. 1                         27,300
399,672
--------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc.                        1,600
123,552
--------------------------------------------------------------------------------
 MBNA Corp.                                          292,800
7,276,080
--------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc.                           159,300
9,342,945
--------------------------------------------------------------------------------
 Moody's Corp.                                         3,200
193,760
--------------------------------------------------------------------------------
 Morgan Stanley                                      174,700
10,109,889
--------------------------------------------------------------------------------
 Principal Financial Group, Inc. (The)               108,700
3,594,709
--------------------------------------------------------------------------------
 Schwab (Charles) Corp.                              127,100
1,504,864
--------------------------------------------------------------------------------
 SLM Corp.                                            30,700
1,156,776
--------------------------------------------------------------------------------
 WFS Financial, Inc. 1                                   400
16,984

----------------

104,046,339

--------------------------------------------------------------------------------
 INSURANCE--5.4%
 AFLAC, Inc.                                          81,400
2,945,052
--------------------------------------------------------------------------------
 Allmerica Financial Corp. 1                           5,600
172,312
--------------------------------------------------------------------------------
 Allstate Corp.                                      241,200
10,376,424
--------------------------------------------------------------------------------
 AMBAC Financial Group, Inc.                          18,600
1,290,654
--------------------------------------------------------------------------------
 American International Group, Inc.                  202,640
13,430,979
--------------------------------------------------------------------------------
 Aon Corp.                                            80,400
1,924,776
--------------------------------------------------------------------------------
 Cincinnati Financial Corp.                            4,000
167,520
--------------------------------------------------------------------------------
 Everest Re Group Ltd.                                 2,500
211,500
--------------------------------------------------------------------------------
 Fidelity National Financial, Inc.                   140,872
5,463,016

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 INSURANCE Continued
 First American Corp. (The)                            3,800    $
113,126
--------------------------------------------------------------------------------
 Hartford Financial Services Group,
 Inc. (The)                                           19,000
1,121,570
--------------------------------------------------------------------------------
 John Hancock Financial Services, Inc.               133,200
4,995,000
--------------------------------------------------------------------------------
 LandAmerica Financial Group, Inc.                     8,000
418,080
--------------------------------------------------------------------------------
 Lincoln National Corp.                               57,300
2,313,201
--------------------------------------------------------------------------------
 Loews Corp.                                          14,700
726,915
--------------------------------------------------------------------------------
 Marsh & McLennan Cos., Inc.                         107,600
5,152,964
--------------------------------------------------------------------------------
 MBIA, Inc.                                            6,500
384,995
--------------------------------------------------------------------------------
 Mercury General Corp.                                 1,000
46,550
--------------------------------------------------------------------------------
 MetLife, Inc.                                       121,600
4,094,272
--------------------------------------------------------------------------------
 Old Republic International Corp.                     33,450
848,292
--------------------------------------------------------------------------------
 Progressive Corp.                                    91,900
7,681,921
--------------------------------------------------------------------------------
 Prudential Financial, Inc.                          114,800
4,795,196
--------------------------------------------------------------------------------
 Reinsurance Group of America, Inc.                   28,100
1,086,065
--------------------------------------------------------------------------------
 RenaissanceRe Holdings Ltd.                          46,300
2,271,015
--------------------------------------------------------------------------------
 Safeco Corp.                                         11,600
451,588
--------------------------------------------------------------------------------
 St. Paul Cos., Inc.                                   2,900
114,985
--------------------------------------------------------------------------------
 StanCorp Financial Group, Inc.                          200
12,576
--------------------------------------------------------------------------------
 Travelers Property Casualty Corp.,
 Cl. B                                                96,241
1,633,210

----------------

74,243,754

--------------------------------------------------------------------------------
 REAL ESTATE--0.0%
 Catellus Development Corp.                            9,477
228,585
--------------------------------------------------------------------------------
 THRIFTS & MORTGAGE FINANCE--1.9%
 Countrywide Financial Corp.                          59,733
4,530,748
--------------------------------------------------------------------------------
 Doral Financial Corp.                                51,225
1,653,543
--------------------------------------------------------------------------------
 Fannie Mae                                          147,700
11,086,362
--------------------------------------------------------------------------------
 Freddie Mac                                          53,900
3,143,448
--------------------------------------------------------------------------------
 Fremont General Corp.                                76,000
1,285,160
--------------------------------------------------------------------------------
 MGIC Investment Corp.                                43,700
2,488,278
--------------------------------------------------------------------------------
 New Century Financial Corp.                          38,300
1,519,361
--------------------------------------------------------------------------------
 Radian Group, Inc.                                   10,700
521,625

----------------

26,228,525

--------------------------------------------------------------------------------
 HEALTH CARE--12.6%
--------------------------------------------------------------------------------
 BIOTECHNOLOGY--1.8%
 Alkermes, Inc. 1                                     33,600
453,600
--------------------------------------------------------------------------------
 Amgen, Inc. 1                                       190,500
11,772,900
--------------------------------------------------------------------------------
 Gen-Probe, Inc. 1                                    22,700
827,869
--------------------------------------------------------------------------------
 Genentech, Inc. 1                                    67,600
6,325,332
--------------------------------------------------------------------------------
 Geron Corp. 1                                        13,700
136,589
--------------------------------------------------------------------------------
 Idexx Laboratories, Inc. 1                            1,900
87,932
--------------------------------------------------------------------------------
 Invitrogen Corp. 1                                   27,900
1,953,000
--------------------------------------------------------------------------------
 Wyeth                                                62,300
2,644,635

----------------

24,201,857

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--2.2%
 Bausch & Lomb, Inc.                                  49,400    $
2,563,860
--------------------------------------------------------------------------------
 Becton, Dickinson & Co.                              81,900
3,369,366
--------------------------------------------------------------------------------
 Bio-Rad Laboratories, Inc., Cl. A 1                  15,000
865,050
--------------------------------------------------------------------------------
 Biosite, Inc. 1                                       5,400
156,330
--------------------------------------------------------------------------------
 Boston Scientific Corp. 1                           117,600
4,322,976
--------------------------------------------------------------------------------
 Cooper Cos., Inc. (The)                              19,600
923,748
--------------------------------------------------------------------------------
 Cytyc Corp. 1                                        11,200
154,112
--------------------------------------------------------------------------------
 Hillenbrand Industries, Inc.                          2,000
124,120
--------------------------------------------------------------------------------
 Inamed Corp. 1                                        7,300
350,838
--------------------------------------------------------------------------------
 Medtronic, Inc.                                     197,900
9,619,919
--------------------------------------------------------------------------------
 PolyMedica Corp.                                      3,000
78,930
--------------------------------------------------------------------------------
 St. Jude Medical, Inc. 1                              9,800
601,230
--------------------------------------------------------------------------------
 Stryker Corp.                                        64,000
5,440,640
--------------------------------------------------------------------------------
 VISX, Inc. 1                                         63,400
1,467,710
--------------------------------------------------------------------------------
 Zimmer Holdings, Inc. 1                              11,000
774,400

----------------

30,813,229

--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--3.0%
 Aetna, Inc.                                          59,400
4,014,252
--------------------------------------------------------------------------------
 AMERIGROUP Corp. 1                                   16,800
716,520
--------------------------------------------------------------------------------
 Andrx Corp. 1                                        33,700
810,148
--------------------------------------------------------------------------------
 Apria Healthcare Group, Inc. 1                       63,600
1,810,692
--------------------------------------------------------------------------------
 Covance, Inc. 1                                      39,000
1,045,200
--------------------------------------------------------------------------------
 Coventry Health Care, Inc. 1                         47,700
3,076,173
--------------------------------------------------------------------------------
 DaVita, Inc. 1                                       37,300
1,454,700
--------------------------------------------------------------------------------
 eResearch Technology, Inc. 1                          4,300
109,306
--------------------------------------------------------------------------------
 First Health Group Corp. 1                           25,800
502,068
--------------------------------------------------------------------------------
 Health Management Associates,
 Inc., Cl. A                                          10,600
254,400
--------------------------------------------------------------------------------
 Health Net, Inc. 1                                   71,600
2,341,320
--------------------------------------------------------------------------------
 Humana, Inc. 1                                       58,800
1,343,580
--------------------------------------------------------------------------------
 IMS Health, Inc.                                     48,700
1,210,682
--------------------------------------------------------------------------------
 McKesson Corp.                                        9,400
302,304
--------------------------------------------------------------------------------
 Medco Health Solutions, Inc. 1                      106,381
3,615,890
--------------------------------------------------------------------------------
 Mid Atlantic Medical Services, Inc. 1                45,000
2,916,000
--------------------------------------------------------------------------------
 Oxford Health Plans, Inc. 1                          64,700
2,814,450
--------------------------------------------------------------------------------
 Pediatrix Medical Group, Inc. 1                      40,300
2,220,127
--------------------------------------------------------------------------------
 Per-Se Technologies, Inc. 1                           6,500
99,190
--------------------------------------------------------------------------------
 Pharmaceutical Product
 Development, Inc. 1                                   2,800
75,516
--------------------------------------------------------------------------------
 Renal Care Group, Inc. 1                              4,300
177,160
--------------------------------------------------------------------------------
 Select Medical Corp.                                 78,000
1,269,840
--------------------------------------------------------------------------------
 Sunrise Senior Living, Inc. 1                         4,000
154,960
--------------------------------------------------------------------------------
 Universal Health Services, Inc., Cl. B                4,100
220,252
--------------------------------------------------------------------------------
 US Oncology, Inc. 1                                  61,600
662,816

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES Continued
 WellPoint Health Networks, Inc. 1                    77,100    $
7,477,929

----------------

40,695,475

--------------------------------------------------------------------------------
 PHARMACEUTICALS--5.6%
 Abbott Laboratories                                 149,200
6,952,720
--------------------------------------------------------------------------------
 Alpharma, Inc., Cl. A                                   800
16,080
--------------------------------------------------------------------------------
 American Pharmaceutical
 Partners, Inc. 1                                     52,250
1,755,600
--------------------------------------------------------------------------------
 Bradley Pharmaceuticals, Inc. 1                      38,400
976,512
--------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                            254,700
7,284,420
--------------------------------------------------------------------------------
 Eli Lilly & Co.                                     102,400
7,201,792
--------------------------------------------------------------------------------
 Endo Pharmaceuticals Holdings, Inc. 1                 7,000
134,820
--------------------------------------------------------------------------------
 Forest Laboratories, Inc. 1                           2,700
166,860
--------------------------------------------------------------------------------
 Hi-Tech Pharmacal Co., Inc. 1                           500
11,750
--------------------------------------------------------------------------------
 Johnson & Johnson                                   249,006
12,863,650
--------------------------------------------------------------------------------
 Kos Pharmaceuticals, Inc. 1                          47,400
2,040,096
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                   278,700
12,875,940
--------------------------------------------------------------------------------
 Pfizer, Inc.                                        707,600
24,999,508
--------------------------------------------------------------------------------
 Valeant Pharmaceuticals
 International, Inc.                                  21,500
540,725

----------------

77,820,473

--------------------------------------------------------------------------------
 INDUSTRIALS--6.8%
--------------------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.1%
 General Dynamics Corp.                               44,400
4,013,316
--------------------------------------------------------------------------------
 Goodrich Corp.                                       33,400
991,646
--------------------------------------------------------------------------------
 Honeywell International, Inc.                        56,100
1,875,423
--------------------------------------------------------------------------------
 Precision Castparts Corp.                            15,700
712,937
--------------------------------------------------------------------------------
 United Defense Industries, Inc. 1                    24,200
771,496
--------------------------------------------------------------------------------
 United Technologies Corp.                            70,700
6,700,239

----------------

15,065,057

--------------------------------------------------------------------------------
 AIR FREIGHT & LOGISTICS--0.4%
 FedEx Corp.                                          27,500
1,856,250
--------------------------------------------------------------------------------
 United Parcel Service, Inc., Cl. B                   51,600
3,846,780

----------------

5,703,030

--------------------------------------------------------------------------------
 AIRLINES--0.1%
 America West Holdings Corp., Cl. B 1                 43,000
533,200
--------------------------------------------------------------------------------
 Continental Airlines, Inc., Cl. B 1                  51,500
837,905
--------------------------------------------------------------------------------
 ExpressJet Holdings, Inc. 1                           9,400
141,000
--------------------------------------------------------------------------------
 Mesa Air Group, Inc. 1                                6,300
78,876
--------------------------------------------------------------------------------
 Northwest Airlines Corp., Cl. A 1                    33,000
416,460

----------------

2,007,441

--------------------------------------------------------------------------------
 BUILDING PRODUCTS--0.0%
 USG Corp. 1                                           8,700
144,159

STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--0.8%
 Arbitron, Inc. 1                                      1,600    $
66,752
--------------------------------------------------------------------------------
 Corinthian Colleges, Inc. 1                           9,200
511,152
--------------------------------------------------------------------------------
 Deluxe Corp.                                         15,500
640,615
--------------------------------------------------------------------------------
 H&R Block, Inc.                                     122,800
6,799,436
--------------------------------------------------------------------------------
 ITT Educational Services, Inc. 1                     33,700
1,582,889
--------------------------------------------------------------------------------
 Republic Services, Inc.                              29,300
750,959
--------------------------------------------------------------------------------
 Right Management
 Consultants, Inc. 1                                   1,775
33,122
--------------------------------------------------------------------------------
 Robert Half International, Inc. 1                    10,700
249,738
--------------------------------------------------------------------------------
 United Rentals, Inc. 1                               24,200
466,092
--------------------------------------------------------------------------------
 Valassis Communications, Inc. 1                       7,000
205,450

----------------

11,306,205

--------------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.1%
 Emerson Electric Co.                                 14,300
925,925
--------------------------------------------------------------------------------
 Hubbell, Inc., Cl. B                                    300
13,230
--------------------------------------------------------------------------------
 Molex, Inc., Cl. A                                   20,750
609,220
--------------------------------------------------------------------------------
 Thomas & Betts Corp.                                 13,700
313,593

----------------

1,861,968

--------------------------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--3.0%
 3M Co.                                               73,800
6,275,214
--------------------------------------------------------------------------------
 Carlisle Cos., Inc.                                   1,500
91,290
--------------------------------------------------------------------------------
 General Electric Co.                              1,120,000
34,697,600

----------------

41,064,104

--------------------------------------------------------------------------------
 MACHINERY--0.8%
 Actuant Corp., Cl. A 1                                2,500
90,500
--------------------------------------------------------------------------------
 Briggs & Stratton Corp.                              16,800
1,132,320
--------------------------------------------------------------------------------
 Cummins, Inc.                                        12,100
592,174
--------------------------------------------------------------------------------
 Deere & Co.                                           7,000
455,350
--------------------------------------------------------------------------------
 Eaton Corp.                                           8,100
874,638
--------------------------------------------------------------------------------
 Ingersoll-Rand Co., Cl. A                            19,700
1,337,236
--------------------------------------------------------------------------------
 Oshkosh Truck Corp.                                   8,200
418,446
--------------------------------------------------------------------------------
 Paccar, Inc.                                         29,100
2,476,992
--------------------------------------------------------------------------------
 Pall Corp.                                           79,600
2,135,668
--------------------------------------------------------------------------------
 SPX Corp. 1                                          16,400
964,484
--------------------------------------------------------------------------------
 Trinity Industries, Inc.                              3,300
101,772
--------------------------------------------------------------------------------
 Wabash National Corp. 1                              13,800
404,340

----------------

10,983,920

--------------------------------------------------------------------------------
 ROAD & RAIL--0.5%
 Burlington Northern Santa Fe Corp.                   42,500
1,374,875
--------------------------------------------------------------------------------
 CSX Corp.                                            43,800
1,574,172
--------------------------------------------------------------------------------
 Hunt (J.B.) Transport Services, Inc. 1               65,500
1,769,155
--------------------------------------------------------------------------------
 Norfolk Southern Corp.                                2,900
68,585
--------------------------------------------------------------------------------
 Ryder Systems, Inc.                                  42,300
1,444,545

----------------

6,231,332

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--16.6%
--------------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--2.5%
 3Com Corp. 1                                         79,100   $
646,247
--------------------------------------------------------------------------------
 ADTRAN, Inc.                                         55,100
1,708,100
--------------------------------------------------------------------------------
 Avocent Corp. 1                                       1,000
36,520
--------------------------------------------------------------------------------
 Cisco Systems, Inc. 1                               874,100
21,231,889
--------------------------------------------------------------------------------
 Corning, Inc. 1                                     345,100
3,599,393
--------------------------------------------------------------------------------
 Ditech Communications Corp. 1                         5,100
97,410
--------------------------------------------------------------------------------
 Emulex Corp. 1                                       11,800
314,824
--------------------------------------------------------------------------------
 F5 Networks, Inc. 1                                  10,400
261,040
--------------------------------------------------------------------------------
 Foundry Networks, Inc. 1                             18,900
517,104
--------------------------------------------------------------------------------
 Juniper Networks, Inc. 1                             65,900
1,231,012
--------------------------------------------------------------------------------
 McDATA Corp., Cl. A 1                                72,300
689,019
--------------------------------------------------------------------------------
 Powerwave Technologies, Inc. 1                       33,800
258,570
--------------------------------------------------------------------------------
 QUALCOMM, Inc.                                       32,600
1,758,118
--------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                             72,100
1,968,330
--------------------------------------------------------------------------------
 Zhone Technologies, Inc. 1                           11,200
55,328

----------------

34,372,904

--------------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--3.9%
 Avid Technology, Inc. 1                              14,800
710,400
--------------------------------------------------------------------------------
 Dell, Inc. 1                                        406,700
13,811,532
--------------------------------------------------------------------------------
 EMC Corp. 1                                         458,600
5,925,112
--------------------------------------------------------------------------------
 Hewlett-Packard Co.                                 121,100
2,781,667
--------------------------------------------------------------------------------
 Imation Corp.                                         5,300
186,295
--------------------------------------------------------------------------------
 International Business Machines Corp.               133,600
12,382,048
--------------------------------------------------------------------------------
 Lexmark International, Inc., Cl. A 1                 66,400
5,221,696
--------------------------------------------------------------------------------
 Maxtor Corp. 1                                      295,800
3,283,380
--------------------------------------------------------------------------------
 Network Appliance, Inc. 1                            20,200
414,706
--------------------------------------------------------------------------------
 SanDisk Corp. 1                                      11,300
690,882
--------------------------------------------------------------------------------
 Seagate Technology International, Inc.
 (Escrow Shares) 1,2,3                                31,000
--
--------------------------------------------------------------------------------
 Storage Technology Corp. 1                           86,200
2,219,650
--------------------------------------------------------------------------------
 Sun Microsystems, Inc. 1                            820,100
3,682,249
--------------------------------------------------------------------------------
 Western Digital Corp. 1                             244,800
2,886,192

----------------

54,195,809

--------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
 Agilent Technologies, Inc. 1                         38,900
1,137,436
--------------------------------------------------------------------------------
 Avnet, Inc. 1                                        17,300
374,718
--------------------------------------------------------------------------------
 Benchmark Electronics, Inc. 1                        20,000
696,200
--------------------------------------------------------------------------------
 Brightpoint, Inc. 1                                  19,800
341,550
--------------------------------------------------------------------------------
 FARO Technologies, Inc. 1                            16,200
404,676
--------------------------------------------------------------------------------
 Kemet Corp. 1                                        18,200
249,158
--------------------------------------------------------------------------------
 Molex, Inc.                                           6,500
226,785
--------------------------------------------------------------------------------
 Solectron Corp. 1                                   159,400
942,054
--------------------------------------------------------------------------------
 Superconductor Technologies, Inc. 1                  22,400
124,992

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
 Symbol Technologies, Inc.                            30,500    $
515,145
--------------------------------------------------------------------------------
 UNOVA, Inc. 1                                        30,700
704,565
--------------------------------------------------------------------------------
 Veeco Instruments, Inc. 1                             6,200
174,840
--------------------------------------------------------------------------------
 Waters Corp. 1                                       13,600
450,976

----------------

6,343,095

--------------------------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--0.3%
 Akamai Technologies, Inc. 1                         131,000
1,408,250
--------------------------------------------------------------------------------
 Ask Jeeves, Inc. 1                                   17,000
308,040
--------------------------------------------------------------------------------
 Digital River, Inc. 1                                32,300
713,830
--------------------------------------------------------------------------------
 EarthLink, Inc. 1                                    19,000
190,000
--------------------------------------------------------------------------------
 Internap Network Services Corp. 1                    79,100
193,795
--------------------------------------------------------------------------------
 j2 Global Communications, Inc. 1                      4,800
118,896
--------------------------------------------------------------------------------
 United Online, Inc. 1                                69,600
1,168,584
--------------------------------------------------------------------------------
 WebEx Communications, Inc. 1                          4,300
86,430

----------------

4,187,825

--------------------------------------------------------------------------------
 IT SERVICES--0.4%
 Anteon International Corp. 1                          2,400
86,520
--------------------------------------------------------------------------------
 CheckFree Corp. 1                                    16,500
456,225
--------------------------------------------------------------------------------
 Cognizant Technology Solutions
 Corp. 1                                              46,400
2,117,696
--------------------------------------------------------------------------------
 Concord EFS, Inc. 1                                  31,500
467,460
--------------------------------------------------------------------------------
 Convergys Corp. 1                                   102,400
1,787,904
--------------------------------------------------------------------------------
 Evolving Systems, Inc. 1                              8,600
114,380
--------------------------------------------------------------------------------
 Global Payments, Inc.                                 4,000
188,480

----------------

5,218,665

--------------------------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.4%
 Advanced Energy Industries, Inc. 1                    2,900
75,545
--------------------------------------------------------------------------------
 Altera Corp. 1                                       52,000
1,180,400
--------------------------------------------------------------------------------
 Amkor Technology, Inc. 1                             31,400
571,794
--------------------------------------------------------------------------------
 Analog Devices, Inc.                                 30,000
1,369,500
--------------------------------------------------------------------------------
 Applied Materials, Inc. 1                           184,100
4,133,045
--------------------------------------------------------------------------------
 Applied Micro Circuits Corp. 1                       88,000
526,240
--------------------------------------------------------------------------------
 Asyst Technologies, Inc. 1                           23,900
414,665
--------------------------------------------------------------------------------
 Atmel Corp. 1                                       174,800
1,050,548
--------------------------------------------------------------------------------
 Axcelis Technologies, Inc. 1                          8,100
82,782
--------------------------------------------------------------------------------
 Broadcom Corp., Cl. A 1                             100,700
3,432,863
--------------------------------------------------------------------------------
 Brooks Automation, Inc. 1                             3,800
91,846
--------------------------------------------------------------------------------
 Credence Systems Corp. 1                             31,900
419,804
--------------------------------------------------------------------------------
 Cypress Semiconductor Corp. 1                       115,900
2,475,624
--------------------------------------------------------------------------------
 Integrated Device Technology, Inc. 1                 52,800
906,576
--------------------------------------------------------------------------------
 Intel Corp.                                         755,000
24,311,000
--------------------------------------------------------------------------------
 KLA-Tencor Corp. 1                                   24,300
1,425,681
--------------------------------------------------------------------------------
 Kulicke & Soffa Industries, Inc. 1                   49,400
710,372
--------------------------------------------------------------------------------
 Lam Research Corp. 1                                 10,600
342,380

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
 National Semiconductor Corp. 1                      115,800   $
4,563,678
--------------------------------------------------------------------------------
 NVE Corp. 1                                           5,800
297,540
--------------------------------------------------------------------------------
 NVIDIA Corp. 1                                      102,000
2,371,500
--------------------------------------------------------------------------------
 Photronics, Inc. 1                                    9,000
179,280
--------------------------------------------------------------------------------
 Silicon Storage Technology, Inc. 1                   31,100
342,100
--------------------------------------------------------------------------------
 Teradyne, Inc. 1                                     80,300
2,043,635
--------------------------------------------------------------------------------
 Texas Instruments, Inc.                             257,600
7,568,288
--------------------------------------------------------------------------------
 TriQuint Semiconductor, Inc. 1                       48,400
342,188

----------------

61,228,874

--------------------------------------------------------------------------------
 SOFTWARE--4.6%
 Adobe Systems, Inc.                                   5,000
196,500
--------------------------------------------------------------------------------
 Amdocs Ltd. 1                                       117,700
2,645,896
--------------------------------------------------------------------------------
 Ascential Software Corp. 1                           13,000
337,090
--------------------------------------------------------------------------------
 Citrix Systems, Inc. 1                               76,800
1,628,928
--------------------------------------------------------------------------------
 Computer Associates
 International, Inc.                                  24,800
678,032
--------------------------------------------------------------------------------
 Compuware Corp. 1                                    13,400
80,936
--------------------------------------------------------------------------------
 Electronic Arts, Inc. 1                             145,600
6,956,768
--------------------------------------------------------------------------------
 FactSet Research Systems, Inc.                        6,900
263,649
--------------------------------------------------------------------------------
 Henry (Jack) & Associates, Inc.                       1,300
26,754
--------------------------------------------------------------------------------
 Hyperion Solutions Corp. 1                              400
12,056
--------------------------------------------------------------------------------
 Macromedia, Inc. 1                                   15,600
278,304
--------------------------------------------------------------------------------
 Microsoft Corp.                                   1,138,000
31,340,520
--------------------------------------------------------------------------------
 Novell, Inc. 1                                       92,300
970,996
--------------------------------------------------------------------------------
 Oracle Corp. 1                                      462,800
6,108,960
--------------------------------------------------------------------------------
 Red Hat, Inc. 1                                      69,600
1,306,392
--------------------------------------------------------------------------------
 Reynolds & Reynolds Co., Cl. A                        3,100
90,055
--------------------------------------------------------------------------------
 Sybase, Inc. 1                                       38,700
796,446
--------------------------------------------------------------------------------
 Symantec Corp. 1                                     95,400
3,305,610
--------------------------------------------------------------------------------
 Synopsys, Inc. 1                                     55,100
1,860,176
--------------------------------------------------------------------------------
 Take-Two Interactive Software, Inc. 1                80,600
2,322,086
--------------------------------------------------------------------------------
 Veritas Software Corp. 1                             66,400
2,467,424

----------------

63,673,578

--------------------------------------------------------------------------------
 MATERIALS--1.9%
--------------------------------------------------------------------------------
 CHEMICALS--0.8%
 Cytec Industries, Inc. 1                              4,700
180,433
--------------------------------------------------------------------------------
 Dow Chemical Co.                                     26,700
1,109,919
--------------------------------------------------------------------------------
 Du Pont (E.I.) de Nemours & Co.                      96,100
4,410,029
--------------------------------------------------------------------------------
 Engelhard Corp.                                      11,300
338,435
--------------------------------------------------------------------------------
 Hercules, Inc. 1                                     96,100
1,172,420
--------------------------------------------------------------------------------
 Monsanto Co.                                        101,300
2,915,414
--------------------------------------------------------------------------------
 OM Group, Inc. 1                                     18,300
479,277

----------------

10,605,927

STATEMENT OF INVESTMENTS  CONTINUED
--------------------------------------------------------------------------------

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.0%
 Florida Rock Industries, Inc.                         1,300   $
71,305
--------------------------------------------------------------------------------
 CONTAINERS & PACKAGING--0.1%
 Sealed Air Corp. 1                                   33,900
1,835,346
--------------------------------------------------------------------------------
 METALS & MINING--0.7%
 Alcan, Inc.                                          39,500
1,854,525
--------------------------------------------------------------------------------
 Alcoa, Inc.                                         145,200
5,517,600
--------------------------------------------------------------------------------
 CONSOL Energy, Inc.                                   6,300
163,170
--------------------------------------------------------------------------------
 GrafTech International Ltd. 1                        24,400
329,400
--------------------------------------------------------------------------------
 Peabody Energy Corp.                                 29,600
1,234,616
--------------------------------------------------------------------------------
 Schnitzer Steel Industries, Inc.                      9,800
592,900

----------------

9,692,211

--------------------------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.3%
 Georgia-Pacific Corp.                                83,900
2,573,213
--------------------------------------------------------------------------------
 Louisiana-Pacific Corp. 1                           115,300
2,061,564

----------------

4,634,777

--------------------------------------------------------------------------------
 TELECOMMUNICATION SERVICES--4.4%
--------------------------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
 BellSouth Corp.                                     172,000
4,867,600
--------------------------------------------------------------------------------
 Citizens Communications Co. 1                       115,400
1,433,268
--------------------------------------------------------------------------------
 Hughes Electronics Corp. 1                              740
12,247
--------------------------------------------------------------------------------
 NTL, Inc. 1                                          16,300
1,136,925
--------------------------------------------------------------------------------
 SBC Communications, Inc.                            668,800
17,435,616
--------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                             64,400
1,057,448
--------------------------------------------------------------------------------
 Verizon Communications, Inc.                        519,456
18,222,516

----------------

44,165,620

--------------------------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--1.2%
 AT&T Wireless Services, Inc. 1                      537,000
4,290,630
--------------------------------------------------------------------------------
 Nextel Communications, Inc., Cl. A 1                421,600
11,830,096
--------------------------------------------------------------------------------
 Wireless Facilities, Inc. 1                           5,400
80,244

----------------

16,200,970

--------------------------------------------------------------------------------
 UTILITIES--1.0%
--------------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.7%
 Allegheny Energy, Inc. 1                              9,100
116,116
--------------------------------------------------------------------------------
 CenterPoint Energy, Inc.                             19,500
188,955
--------------------------------------------------------------------------------
 Constellation Energy Group, Inc.                     53,100
2,079,396
--------------------------------------------------------------------------------
 Edison International 1                               30,900
677,637
--------------------------------------------------------------------------------
 Exelon Corp.                                         68,224
4,527,345
--------------------------------------------------------------------------------
 FirstEnergy Corp.                                     7,200
253,440
--------------------------------------------------------------------------------
 Progress Energy, Inc., Contingent
--------------------------------------------------------------------------------
 Value Obligation 1,2                                 32,000
7,360
--------------------------------------------------------------------------------
 Puget Energy, Inc.                                    2,400
57,048
--------------------------------------------------------------------------------
 TXU Corp.                                             9,000
213,480
--------------------------------------------------------------------------------
 Wisconsin Energy Corp.                               29,100
973,395

----------------

9,094,172

                                                                   MARKET
VALUE
                                                      SHARES         SEE NOTE
1
--------------------------------------------------------------------------------
 GAS UTILITIES--0.0%
 ONEOK, Inc.                                          16,600     $
366,528
--------------------------------------------------------------------------------
 MULTI-UTILITIES & UNREGULATED POWER--0.3%
 Dynegy, Inc. 1                                       87,600
374,928
--------------------------------------------------------------------------------
 Equitable Resources, Inc.                             7,100
304,732
--------------------------------------------------------------------------------
 MDU Resources Group, Inc.                             3,900
92,855
--------------------------------------------------------------------------------
 Questar Corp.                                         2,200
77,330
--------------------------------------------------------------------------------
 Williams Cos., Inc. (The)                           303,500
2,980,370

---------------

3,830,215

---------------
 Total Common Stocks
 (Cost $1,141,180,373)
1,357,830,166

--------------------------------------------------------------------------------
 PREFERRED STOCKS--0.0%
 Wachovia Corp., Dividend Equalization
 Preferred Shares (Cost $0)                            6,000
30

                                                       UNITS
--------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
 Dime Bancorp, Inc. Wts.,
 Exp. 1/2/10 1 (Cost $0)                              31,900
5,423

                                                   PRINCIPAL
                                                      AMOUNT
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--1.9%
 Undivided interest of 23.74% in joint
 repurchase agreement (Principal Amount/
 Market Value $109,556,000, with a
 maturity value of $109,560,869) with
 Banc One Capital Markets, Inc., 0.80%,
 dated 12/31/03, to be repurchased at
 $26,009,156 on 1/2/04, collateralized
 by U.S. Treasury Bonds, 4.25%,
 11/30/13, with a value of $111,861,618
 (Cost $26,008,000)                              $26,008,000
26,008,000

--------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $1,167,188,373)                                 100.2%
1,383,843,619
--------------------------------------------------------------------------------
 LIABILITIES IN EXCESS
 OF OTHER ASSETS                                        (0.2)
(2,166,925)

-------------------------------
 NET ASSETS                                            100.0%
$1,381,676,694

===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid. See Note 6 of Notes to
Financial
Statements.
3. Received as the result of issuer reorganization. Currently has minimal market
value.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  DECEMBER 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ASSETS

 Investments, at value (including securities loaned of approximately
$81,930,000)
 (cost $1,167,188,373)--see accompanying
statement                                                     $1,383,843,619
----------------------------------------------------------------------------------------------------------------------
 Collateral for securities loaned
                                         84,039,380
----------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold
                                                     12,187,417
 Shares of beneficial interest
sold
2,302,969
 Interest and dividends
                                  1,467,055

Other
7,676

         ---------------
 Total
assets
1,483,848,116

----------------------------------------------------------------------------------------------------------------------
 LIABILITIES
 Bank
overdraft
59,452
----------------------------------------------------------------------------------------------------------------------
 Return of collateral for securities
loaned
84,039,380
----------------------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments
purchased
12,717,345
 Shares of beneficial interest redeemed
                                                     5,176,326
 Distribution and service plan
fees
65,451
 Shareholder reports
                                    58,885
 Trustees'
compensation
5,576
 Transfer and shareholder servicing agent
fees                                                                  1,666

Other
47,341

---------------
 Total
liabilities
102,171,422

----------------------------------------------------------------------------------------------------------------------
 NET ASSETS

$1,381,676,694

==============

----------------------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
 Par value of shares of beneficial
interest                                                            $
72,000
----------------------------------------------------------------------------------------------------------------------
 Additional paid-in
capital
1,490,502,126
----------------------------------------------------------------------------------------------------------------------
 Accumulated net investment
income
11,726,476
----------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency
transactions                          (337,279,334)
----------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
currencies
216,655,426

---------------
 NET
ASSETS
$1,381,676,694

===============

----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
 Non-Service Shares:
 Net asset value, redemption price per share and offering price per share
(based on net assets
 of $1,214,959,557 and 63,273,559 shares of beneficial interest
outstanding)                                   $19.20
----------------------------------------------------------------------------------------------------------------------
 Service Shares:
 Net asset value, redemption price per share and offering price per share
(based on net assets
 of $166,717,137 and 8,726,601 shares of beneficial interest
outstanding)                                      $19.10

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $47,489)
              $ 19,404,870
--------------------------------------------------------------------------------------------

Interest
312,889
--------------------------------------------------------------------------------------------
 Portfolio lending
fees                                                              46,733

-------------
 Total investment
income                                                         19,764,492

--------------------------------------------------------------------------------------------
 EXPENSES
 Management fees
                             7,442,344
--------------------------------------------------------------------------------------------
 Distribution and service plan fees--Service
shares                                  244,739
--------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Non-Service
shares                                                                  10,054
 Service shares
                                9,759
--------------------------------------------------------------------------------------------
 Shareholder
reports                                                                103,929
--------------------------------------------------------------------------------------------
 Trustees'
compensation
28,387
--------------------------------------------------------------------------------------------
 Custodian fees and
expenses                                                         17,027
--------------------------------------------------------------------------------------------

Other
   71,340

-------------
 Total
expenses
7,927,579
 Less reduction to custodian expenses
                          (892)

-------------
 Net
expenses
7,926,687

--------------------------------------------------------------------------------------------
 NET INVESTMENT
INCOME                                                           11,837,805

--------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
 Net realized gain (loss) on:

Investments
(28,888,782)
 Foreign currency
transactions                                                      138,800

-------------
 Net realized
loss                                                              (28,749,982)
--------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:

Investments
286,964,752
 Translation of assets and liabilities denominated in foreign
currencies          1,315,110

-------------
 Net change in unrealized appreciation
(depreciation)                           288,279,862

--------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                          $271,367,685

=============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

 NON-SERVICE SHARES    DECEMBER 31                              2003
2002          2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                         $15.32
$18.99        $21.26       $24.63        $20.48
------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income
..18           .16           .13          .10           .11
 Net realized and unrealized gain (loss)                        3.86
(3.70)        (2.29)       (2.14)         4.29

----------------------------------------------------------------
 Total from investment operations                               4.04
(3.54)        (2.16)       (2.04)         4.40
------------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                           (.16)
(.13)         (.11)        (.09)         (.09)
 Distributions from net realized gain
--            --            --        (1.24)         (.16)

----------------------------------------------------------------
 Total dividends and/or distributions to shareholders           (.16)
(.13)         (.11)       (1.33)         (.25)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                               $19.20
$15.32        $18.99       $21.26        $24.63

================================================================
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 1                            26.72%
(18.80)%      (10.16)%      (8.78)%       21.71%

------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                 $1,214,960
$890,740    $1,074,945   $1,009,823      $555,311
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $1,003,396
$999,275    $1,028,913   $  809,662      $391,063
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                          1.10%
0.94%         0.73%        0.69%         0.63%
 Total expenses                                                 0.70% 3
0.69% 3       0.73% 3      0.73%         0.78% 3
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate
85%           98%           69%          63%          118%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

SERVICE SHARES    DECEMBER 31                                   2003
2002          2001        2000 1
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                          $15.26
$18.95        $21.24        $24.04
-----------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income
..14           .13           .14           .02
 Net realized and unrealized gain (loss)                         3.85
(3.70)        (2.32)        (2.82)

--------------------------------------------------
 Total investment operations                                     3.99
(3.57)        (2.18)        (2.80)
-----------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
(.15)         (.12)         (.11)           --
 Distributions from net realized gain
--            --            --            --

--------------------------------------------------
 Total dividends and/or distributions to shareholders
(.15)         (.12)         (.11)           --
-----------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                $19.10
$15.26        $18.95        $21.24

==================================================

-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                             26.44%
(18.99)%      (10.27)%      (11.61)%
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (in thousands)                    $166,717
$51,929       $21,545        $1,698
-----------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                           $ 98,210
$34,604       $10,306        $  543
-----------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income
0.83%         0.87%         0.66%         0.50%
 Total expenses                                                  0.96%
4       0.84% 4       0.88% 4       0.88%
-----------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate
85%           98%           69%           63%

1. For the period from July 13, 2000 (inception of offering) to December 31,
2000.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
--------------------------------------------------------------------------------

 YEAR ENDED DECEMBER
31,
2003             2002
-----------------------------------------------------------------------------------------------------------------
 OPERATIONS

 Net investment income
                                                      $   11,837,805   $
9,734,475
-----------------------------------------------------------------------------------------------------------------
 Net realized loss
                            (28,749,982)    (127,037,616)
-----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation
(depreciation)                               288,279,862     (101,668,854)

--------------------------------
 Net increase (decrease) in net assets resulting from
operations                    271,367,685     (218,971,995)

-----------------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from net investment income:
 Non-Service shares
                                 (9,176,729)      (7,425,251)
 Service
shares
(594,874)        (162,528)

-----------------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
 Net increase in net assets resulting from beneficial interest transactions:
 Non-Service
shares
88,259,594       34,464,855
 Service
shares
89,152,120       38,273,092

-----------------------------------------------------------------------------------------------------------------
 NET ASSETS
 Total increase
(decrease)
439,007,796     (153,821,827)
-----------------------------------------------------------------------------------------------------------------
 Beginning of period
                                           942,668,898    1,096,490,725

--------------------------------
 End of period [including accumulated net investment income of
 $11,726,476 and $9,701,404,
respectively]                                       $1,381,676,694   $
942,668,898

================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Main Street Fund/VA (the Fund), formerly Oppenheimer Main Street
 Growth & Income Fund/VA, is a separate series of Oppenheimer Variable Account
 Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to seek
 high total return (which includes growth in the value of its shares as well as
 current income) from equity and debt securities. The Trust's investment advisor
 is OppenheimerFunds, Inc. (the Manager).
    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment
 accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general
and
 exclusive voting rights on matters that affect that class alone. Earnings, net
 assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing
 price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the
 prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted
 securities) for which quotations are not readily available are valued primarily
 using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the
 Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which
 approximates market value).

--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related
 to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such
 transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds
 advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these
 balances are invested in one or more repurchase agreements. Securities pledged
 as collateral for repurchase agreements are held by a custodian bank until the
 agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a
 specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any,
 to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments
 for federal income tax purposes.
                                                             NET UNREALIZED
                                                               APPRECIATION
                                                           BASED ON COST OF
                                                             SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
   ------------------------------------------------------------------------
   $11,726,473                $--         $323,985,981         $203,362,073

 1. As of December 31, 2003, the Fund had $323,017,642 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              ---------------------------------------
                              2008                       $ 28,801,633
                              2009                        140,898,750
                              2010                        126,747,906
                              2011                         26,569,353
                                                         ------------
                              Total                      $323,017,642
                                                         ============

 2. During the fiscal years ended December 31, 2003 and December 31, 2002, the
 Fund did not utilize any capital loss carryforwards.
 3. As of December 31, 2003, the Fund had $968,194 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012. Additionally, the Fund had $147 of post-October foreign currency losses which were deferred.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in
 which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets
 of the Fund were unaffected by the reclassifications.

                                                    REDUCTION TO
                 REDUCTION TO                    ACCUMULATED NET
                 ACCUMULATED NET                   REALIZED LOSS
                 INVESTMENT INCOME                ON INVESTMENTS
                 -----------------------------------------------
                 $41,130                                 $41,130

 The tax character of distributions paid during the years ended December 31,
 2003 and December 31, 2002 was as follows:

                                         YEAR ENDED           YEAR ENDED
                                  DECEMBER 31, 2003    DECEMBER 31, 2002
     -------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                     $9,771,603           $7,587,779

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain
or
 loss.

             Federal tax cost of securities                $1,180,481,726
                                                           ==============

             Gross unrealized appreciation                 $  218,060,847
             Gross unrealized depreciation                   (14,698,774)
                                                           --------------
             Net unrealized appreciation                   $  203,362,073
                                                           ==============

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled
 to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if
 any, are declared and paid annually.

--------------------------------------------------------------------------------
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon
 ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income
and
 expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                   YEAR ENDED DECEMBER 31,
2003         YEAR ENDED DECEMBER 31, 2002
                                                    SHARES
AMOUNT          SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------------
 NON-SERVICE SHARES

 Sold                                           19,380,163        $
327,567,787      11,919,835        $ 204,743,555
 Dividends and/or distributions reinvested         639,048
9,176,729         383,139            7,425,251
 Redeemed                                      (14,871,791)
(248,484,922)    (10,772,337)        (177,703,951)

----------------------------------------------------------------------
 Net increase                                    5,147,420        $
88,259,594       1,530,637        $  34,464,855

======================================================================

---------------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                            5,793,833        $
97,063,016       2,415,625        $  40,562,767
 Dividends and/or distributions reinvested          41,628
594,874           8,403              162,528
 Redeemed                                         (511,472)
(8,505,770)       (158,496)          (2,452,203)

----------------------------------------------------------------------
 Net increase                                    5,323,989        $
89,152,120       2,265,532        $  38,273,092

======================================================================

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
 $1,096,324,880 and $912,038,186, respectively.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an
 annual rate of 0.75% of the first $200 million of average annual net assets,
 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.

--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
The
 Fund pays OFS a per account fee. For the year ended December 31, 2003, the
Fund
 paid $20,025 to OFS for services to the Fund.
    Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
 Distribution and Service Plan for Service shares to pay OppenheimerFunds
 Distributor, Inc., the Distributor, for distribution-related services for the
 Fund's Service shares. Under the Plan, payments are made quarterly at an annual
 rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. Fees incurred by the Fund under the plan are detailed in the
 Statement of Operations.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities
 denominated in a foreign currency and for protection from adverse exchange rate
 fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable
 and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.
    As of December 31, 2003, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. ILLIQUID SECURITIES
 As of December 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also
 be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid
 or restricted securities subject to this limitation as of December 31, 2003 was
 $7,360, which represents less than 0.01% of the Fund's net assets.

NOTES TO FINANCIAL STATEMENTS  CONTINUED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 7. SECURITIES LENDING
 The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
 Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned
 because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December
31,
 2003, the Fund had on loan securities valued at approximately $81,930,000.
Cash
 of $84,039,380 was received as collateral for the loans, and has been invested
 in approved instruments.

--------------------------------------------------------------------------------
 8. BORROWING AND LENDING ARRANGEMENTS
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief
 granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The
 SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are
 subject to asset coverage requirements under the Investment Company Act and the
 provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates
 if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might
 not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
 TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MAIN STREET SMALL
CAP
 FUND/VA:

     We have audited the  accompanying  statement of assets and  liabilities  of
Oppenheimer  Main Street Small Cap  Fund/VA,  a series of  Oppenheimer  Variable
Account Funds, including the statement of investments,  as of December 31, 2003, and the related  statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial  highlights for the periods indicated.  These financial statements and financial  highlights are the responsibility of the Fund's  management.  Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by  correspondence  with the custodian and brokers;  where replies were not received from brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer  Main Street Small Cap Fund/VA as of December 31, 2003,  the results of its  operations  for the year then  ended,  the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods  indicated,  in  conformity  with  accounting  principles  generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
 DELOITTE & TOUCHE LLP

 Denver, Colorado
 February 12, 2004

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA
STATEMENT OF INVESTMENTS  December 31, 2003
----------------------------------------------------------------

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 COMMON STOCKS--98.3%
----------------------------------------------------------------
 CONSUMER DISCRETIONARY--17.5%
----------------------------------------------------------------
 AUTO COMPONENTS--1.3%
 ArvinMeritor, Inc.                       6,700    $    161,604
----------------------------------------------------------------
 Cooper Tire & Rubber Co.                 2,000          42,760
----------------------------------------------------------------
 Dana Corp.                               5,900         108,265
----------------------------------------------------------------
 Drew Industries, Inc. 1                  6,500         180,700
----------------------------------------------------------------
 Dura Automotive Systems, Inc. 1          1,700          21,709
----------------------------------------------------------------
 Goodyear Tire & Rubber Co. 1             6,500          51,090
----------------------------------------------------------------
 IMPCO Technologies, Inc. 1               3,500          30,520
----------------------------------------------------------------
 Keystone Automotive Industries, Inc. 1   1,400          35,504
----------------------------------------------------------------
 Modine Manufacturing Co.                 6,700         180,766
----------------------------------------------------------------
 Quantum Fuel Systems
 Technologies Worldwide, Inc. 1           7,300          58,692
----------------------------------------------------------------
 Raytech Corp. 1                            100             332
----------------------------------------------------------------
 Sauer-Danfoss, Inc.                      1,400          22,680
----------------------------------------------------------------
 Spartan Motors, Inc.                     1,500          15,150
----------------------------------------------------------------
 Stoneridge, Inc. 1                         400           6,020
----------------------------------------------------------------
 Strattec Security Corp. 1                  300          18,273
----------------------------------------------------------------
 Tenneco Automotive, Inc. 1              15,500         103,695
----------------------------------------------------------------
 Tower Automotive, Inc. 1                 1,900          12,977
----------------------------------------------------------------
 Universal Technical Institute, Inc. 1    2,900          87,000
----------------------------------------------------------------
 Visteon Corp.                            7,100          73,911
                                                   -------------
                                                      1,211,648

----------------------------------------------------------------
 AUTOMOBILES--0.1%
 Coachmen Industries, Inc.                1,200          21,732
----------------------------------------------------------------
 Thor Industries, Inc.                    1,200          67,464
----------------------------------------------------------------
 Winnebago Industries, Inc.                 500          34,375
                                                   -------------
                                                        123,571

----------------------------------------------------------------
 DISTRIBUTORS--0.2%
 Andersons, Inc. (The)                      400           6,387
----------------------------------------------------------------
 Handleman Co.                            5,200         106,756
----------------------------------------------------------------
 Pomeroy Computer Resources, Inc.           400           5,896
----------------------------------------------------------------
 Source Information
 Management Co. (The) 1                   4,500          47,790
----------------------------------------------------------------
 WESCO International, Inc. 1                100             885
                                                   -------------
                                                        167,714

----------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--3.2%
 Alliance Gaming Corp. 1                  7,600         187,340
----------------------------------------------------------------
 Ambassadors Group, Inc.                  1,100          25,839
----------------------------------------------------------------
 Argosy Gaming Co. 1                      2,200          57,178
----------------------------------------------------------------
 Aztar Corp. 1                           12,300         276,750
----------------------------------------------------------------
 Buffalo Wild Wings, Inc. 1               1,300          33,735
----------------------------------------------------------------
 CBRL Group, Inc.                         1,600          61,216
----------------------------------------------------------------
 CEC Entertainment, Inc. 1                5,500         260,645

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE Continued
 Checkers Drive-In Restaurants, Inc. 1    2,000    $     20,820
----------------------------------------------------------------
 Choice Hotels International, Inc. 1      6,400         225,600
----------------------------------------------------------------
 Dave & Buster's, Inc. 1                  7,600          96,368
----------------------------------------------------------------
 Dover Downs Gaming
 & Entertainment, Inc.                    1,300          12,298
----------------------------------------------------------------
 Frisch's Restaurants, Inc.                 100           2,880
----------------------------------------------------------------
 Isle of Capri Casinos, Inc. 1            8,000         171,760
----------------------------------------------------------------
 Jack in the Box, Inc. 1                  7,700         164,472
----------------------------------------------------------------
 Multimedia Games, Inc. 1                 3,600         147,960
----------------------------------------------------------------
 Orbitz, Inc., Cl. A 1                    1,900          44,080
----------------------------------------------------------------
 Papa John's International, Inc. 1        2,700          90,126
----------------------------------------------------------------
 Penn National Gaming, Inc. 1             4,100          94,628
----------------------------------------------------------------
 Pinnacle Entertainment, Inc. 1           3,200          29,824
----------------------------------------------------------------
 Prime Hospitality Corp. 1                6,300          64,260
----------------------------------------------------------------
 Rare Hospitality International, Inc. 1   7,950         194,298
----------------------------------------------------------------
 Ryan's Family Steak Houses, Inc. 1       2,000          30,280
----------------------------------------------------------------
 Scientific Games Corp., Cl. A 1          7,900         134,379
----------------------------------------------------------------
 Shuffle Master, Inc. 1                   2,800          96,936
----------------------------------------------------------------
 Six Flags, Inc. 1                       15,300         115,056
----------------------------------------------------------------
 Steak n Shake Co. (The) 1                3,500          62,475
----------------------------------------------------------------
 Total Entertainment Restaurant Corp. 1   3,100          37,448
----------------------------------------------------------------
 WMS Industries, Inc. 1                   6,500         170,300
                                                   -------------
                                                      2,908,951

----------------------------------------------------------------
 HOUSEHOLD DURABLES--3.0%
 Beazer Homes USA, Inc.                   3,100         302,746
----------------------------------------------------------------
 Blount International, Inc. 1               100             787
----------------------------------------------------------------
 Boyds Collection Ltd. (The) 1              900           3,825
----------------------------------------------------------------
 Brookfield Homes Corp.                   2,900          74,733
----------------------------------------------------------------
 Chromcraft Revington, Inc. 1               200           2,268
----------------------------------------------------------------
 CSS Industries, Inc.                     2,600          80,626
----------------------------------------------------------------
 Department 56, Inc. 1                    2,100          27,510
----------------------------------------------------------------
 Emerson Radio Corp. 1                    2,000           7,520
----------------------------------------------------------------
 Enesco Group, Inc. 1                       800           8,256
----------------------------------------------------------------
 Flexsteel Industries, Inc.                 100           2,250
----------------------------------------------------------------
 Helen of Troy Ltd. 1                     6,600         152,790
----------------------------------------------------------------
 Hooker Furniture Corp.                   1,100          44,880
----------------------------------------------------------------
 Hovnanian Enterprises, Inc., Cl. A 1     1,000          87,060
----------------------------------------------------------------
 Interface, Inc., Cl. A 1                 2,100          11,613
----------------------------------------------------------------
 Jarden Corp. 1                           8,200         224,188
----------------------------------------------------------------
 Kimball International, Inc., Cl. B       1,500          23,325
----------------------------------------------------------------
 Libbey, Inc.                               100           2,848
----------------------------------------------------------------
 M.D.C. Holdings, Inc.                    1,619         104,426
----------------------------------------------------------------
 M/I Schottenstein Homes, Inc.            3,400         132,770
----------------------------------------------------------------
 Meritage Corp. 1                         4,000         265,240
----------------------------------------------------------------
 Mestek, Inc. 1                           1,000          19,260

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 HOUSEHOLD DURABLES Continued
 Movado Group, Inc.                       1,700   $      47,991
----------------------------------------------------------------
 National Presto Industries, Inc.           500          18,075
----------------------------------------------------------------
 Russ Berrie & Co., Inc.                    800          27,120
----------------------------------------------------------------
 Ryland Group, Inc. (The)                   500          44,320
----------------------------------------------------------------
 Standard Pacific Corp.                   6,300         305,865
----------------------------------------------------------------
 Stanley Furniture Co., Inc.                600          18,900
----------------------------------------------------------------
 Technical Olympic USA, Inc. 1            5,300         145,909
----------------------------------------------------------------
 Tempur-Pedic International, Inc. 1       8,300         128,650
----------------------------------------------------------------
 Tripath Technology, Inc. 1              12,700          87,630
----------------------------------------------------------------
 William Lyon Homes, Inc. 1               2,800         175,756
----------------------------------------------------------------
 Yankee Candle, Inc. (The) 1              4,600         125,718
                                                   -------------
                                                      2,704,855

----------------------------------------------------------------
 INTERNET & CATALOG RETAIL--0.2%
 Coldwater Creek, Inc. 1                    700           7,700
----------------------------------------------------------------
 FTD, Inc., Cl. A 1                         200           4,928
----------------------------------------------------------------
 PC Connection, Inc. 1                    5,900          49,383
----------------------------------------------------------------
 Provide Commerce, Inc. 1                 3,700          56,129
----------------------------------------------------------------
 ValueVision Media, Inc., Cl. A 1         1,300          21,710
                                                   -------------
                                                        139,850

----------------------------------------------------------------
 LEISURE EQUIPMENT & PRODUCTS--1.2%
 Action Performance Cos., Inc.            6,800         133,280
----------------------------------------------------------------
 Arctic Cat, Inc.                           200           4,940
----------------------------------------------------------------
 Callaway Golf Co.                       13,900         234,215
----------------------------------------------------------------
 Concord Camera Corp. 1                   5,100          47,175
----------------------------------------------------------------
 Marine Products Corp.                      100           1,880
----------------------------------------------------------------
 MarineMax, Inc. 1                       10,500         204,015
----------------------------------------------------------------
 Marvel Enterprises, Inc. 1               5,500         160,105
----------------------------------------------------------------
 Nautilus Group, Inc. (The)               9,900         139,095
----------------------------------------------------------------
 RC2 Corp. 1                                500          10,375
----------------------------------------------------------------
 SCP Pool Corp. 1                         2,875          93,955
----------------------------------------------------------------
 Steinway Musical Instruments, Inc. 1       200           4,940
----------------------------------------------------------------
 Sturm, Ruger & Co., Inc.                 1,900          21,603
                                                   -------------
                                                      1,055,578

----------------------------------------------------------------
 MEDIA--1.4%
 Acme Communications, Inc. 1                100             879
----------------------------------------------------------------
 Advo, Inc.                               2,950          93,692
----------------------------------------------------------------
 APAC Teleservices, Inc. 1                1,800           4,680
----------------------------------------------------------------
 Carmike Cinemas, Inc. 1                    500          17,425
----------------------------------------------------------------
 Courier Corp.                              450          17,312
----------------------------------------------------------------
 Digital Generation Systems, Inc. 1       8,800          19,712
----------------------------------------------------------------
 Entravision Communications Corp. 1       4,600          51,060
----------------------------------------------------------------
 Grey Global Group, Inc.                    300         204,915
----------------------------------------------------------------
 Hollinger International, Inc.            3,100          48,422
----------------------------------------------------------------
 Insight Communications Co., Inc. 1      12,400         127,844

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 MEDIA Continued
 Knology, Inc. 1                          6,800    $     61,336
----------------------------------------------------------------
 Mediacom Communications Corp. 1          7,300          63,291
----------------------------------------------------------------
 Pegasus Communications Corp. 1             100           2,808
----------------------------------------------------------------
 R.H. Donnelley Corp. 1                   6,800         270,912
----------------------------------------------------------------
 RCN Corp. 1                              8,200           6,560
----------------------------------------------------------------
 Salem Communications Corp., Cl. A 1      1,200          32,544
----------------------------------------------------------------
 Thomas Nelson, Inc.                      3,700          71,521
----------------------------------------------------------------
 TiVo, Inc. 1                            17,200         127,280
----------------------------------------------------------------
 Young Broadcasting, Inc., Cl. A 1          500          10,020
                                                   -------------
                                                      1,232,213

----------------------------------------------------------------
 MULTILINE RETAIL--0.0%
 Bon-Ton Stores, Inc.                     1,000          11,100
----------------------------------------------------------------
 Shopko Stores, Inc. 1                      600           9,150
                                                   -------------
                                                         20,250

----------------------------------------------------------------
 SPECIALTY RETAIL--5.1%
 Aeropostale, Inc. 1                      7,600         208,392
----------------------------------------------------------------
 America's Car-Mart, Inc. 1               2,100          56,532
----------------------------------------------------------------
 Asbury Automotive Group, Inc. 1            700          12,537
----------------------------------------------------------------
 Big 5 Sporting Goods Corp. 1             2,900          60,755
----------------------------------------------------------------
 Blair Corp.                              2,300          55,982
----------------------------------------------------------------
 Bombay Co., Inc. (The) 1                15,700         127,798
----------------------------------------------------------------
 Borders Group, Inc. 1                    1,200          26,304
----------------------------------------------------------------
 Brookstone, Inc. 1                       7,450         158,760
----------------------------------------------------------------
 Buckle, Inc. (The)                       1,200          26,580
----------------------------------------------------------------
 Building Materials Holding Corp.         6,200          96,286
----------------------------------------------------------------
 Cache, Inc. 1                            2,200          45,826
----------------------------------------------------------------
 Casual Male Retail Group, Inc. 1         1,900          13,186
----------------------------------------------------------------
 Christopher & Banks Corp.                8,800         171,864
----------------------------------------------------------------
 Claire's Stores, Inc.                    6,400         120,576
----------------------------------------------------------------
 Cost Plus, Inc. 1                          300          12,300
----------------------------------------------------------------
 CSK Auto Corp. 1                         3,600          67,572
----------------------------------------------------------------
 Dress Barn, Inc. (The) 1                 5,000          74,950
----------------------------------------------------------------
 Finish Line, Inc. (The), Cl. A 1         6,800         203,796
----------------------------------------------------------------
 Finlay Enterprises, Inc. 1               1,800          25,434
----------------------------------------------------------------
 Footstar, Inc. 1                        16,200          62,856
----------------------------------------------------------------
 Friedman's, Inc., Cl. A                  1,000           6,710
----------------------------------------------------------------
 GameStop Corp. 1                         5,200          80,132
----------------------------------------------------------------
 Goody's Family Clothing, Inc.            7,700          72,072
----------------------------------------------------------------
 Guess?, Inc. 1                           7,600          91,732
----------------------------------------------------------------
 Hancock Fabrics, Inc.                    4,300          62,264
----------------------------------------------------------------
 Hibbett Sporting Goods, Inc. 1           3,150          93,870
----------------------------------------------------------------
 Hollywood Entertainment Corp. 1         13,000         178,750
----------------------------------------------------------------
 Hot Topic, Inc. 1                        5,550         163,503
----------------------------------------------------------------
 Jos. A. Banks Clothiers, Inc. 1          3,600         124,884

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 SPECIALTY RETAIL Continued
 Loehmann's Holdings, Inc. 1              1,400    $     26,852
----------------------------------------------------------------
 Men's Wearhouse, Inc. (The) 1            9,100         227,591
----------------------------------------------------------------
 Monro Muffler Brake, Inc. 1              2,700          54,027
----------------------------------------------------------------
 Movie Gallery, Inc. 1                    8,325         155,511
----------------------------------------------------------------
 NetFlix.com, Inc. 1                      4,800         262,512
----------------------------------------------------------------
 Pacific Sunwear of California, Inc.      5,875         124,080
----------------------------------------------------------------
 Rent-Way, Inc. 1                         1,600          13,104
----------------------------------------------------------------
 Restoration Hardware, Inc. 1             3,800          18,050
----------------------------------------------------------------
 Rex Stores Corp. 1                       1,500          21,240
----------------------------------------------------------------
 Select Comfort Corp. 1                   6,900         170,844
----------------------------------------------------------------
 Sharper Image Corp. 1                    5,700         186,105
----------------------------------------------------------------
 Shoe Carnival, Inc. 1                      700          12,460
----------------------------------------------------------------
 Sports Authority, Inc. (The) 1           4,261         163,622
----------------------------------------------------------------
 Syms Corp. 1                               400           2,756
----------------------------------------------------------------
 TBC Corp. 1                              5,500         141,955
----------------------------------------------------------------
 Tractor Supply Co. 1                     2,600         101,114
----------------------------------------------------------------
 Trans World Entertainment Corp. 1          900           6,408
----------------------------------------------------------------
 Tuesday Morning Corp. 1                  4,800         145,200
----------------------------------------------------------------
 Tweeter Home Entertainment
 Group, Inc. 1                            2,600          24,570
----------------------------------------------------------------
 United Auto Group, Inc.                  5,800         181,540
----------------------------------------------------------------
 Whitehall Jewellers, Inc. 1                900           8,883
----------------------------------------------------------------
 Wilsons The Leather Experts, Inc. 1      2,500           8,725
----------------------------------------------------------------
 Zale Corp. 1                               900          47,880
                                                   -------------
                                                      4,607,232

----------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS--1.8%
 Ashworth, Inc. 1                           600           4,842
----------------------------------------------------------------
 Brown Shoe Co., Inc.                     4,600         174,478
----------------------------------------------------------------
 Cherokee, Inc.                             900          20,466
----------------------------------------------------------------
 Culp, Inc. 1                             2,100          22,890
----------------------------------------------------------------
 Deckers Outdoor Corp. 1                  2,100          43,050
----------------------------------------------------------------
 DHB Industries, Inc. 1                   9,000          63,000
----------------------------------------------------------------
 Gildan Activewear, Inc., Cl. A 1           200           6,176
----------------------------------------------------------------
 Hampshire Group Ltd. 1                   3,400         106,658
----------------------------------------------------------------
 K-Swiss, Inc., Cl. A                    10,200         245,412
----------------------------------------------------------------
 Kenneth Cole Productions, Inc., Cl. A    4,000         117,600
----------------------------------------------------------------
 OshKosh B'Gosh, Inc., Cl. A              1,700          36,482
----------------------------------------------------------------
 Perry Ellis International, Inc. 1        1,000          25,780
----------------------------------------------------------------
 Russell Corp.                            1,000          17,560
----------------------------------------------------------------
 Steven Madden Ltd. 1                     5,100         104,040
----------------------------------------------------------------
 Stride Rite Corp.                       11,100         126,318
----------------------------------------------------------------
 Timberland Co., Cl. A 1                    400          20,828
----------------------------------------------------------------
 Tommy Hilfiger Corp. 1                   9,500         140,695
----------------------------------------------------------------
 Unifi, Inc. 1                            5,700          36,765
----------------------------------------------------------------
 UniFirst Corp.                             100           2,371

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 TEXTILES, APPAREL & LUXURY GOODS Continued
 Vans, Inc. 1                             2,400    $     27,384
----------------------------------------------------------------
 Warnaco Group, Inc. (The) 1              6,500         103,675
----------------------------------------------------------------
 Weyco Group, Inc.                          300          10,095
----------------------------------------------------------------
 Wolverine World Wide, Inc.               7,300         148,774
                                                   -------------
                                                      1,605,339

----------------------------------------------------------------
 CONSUMER STAPLES--2.6%
----------------------------------------------------------------
 BEVERAGES--0.0%
 Coca-Cola Bottling Co. Consolidated        200          10,698
----------------------------------------------------------------
 National Beverage Corp. 1                  500           8,150
                                                   -------------
                                                         18,848

----------------------------------------------------------------
 FOOD & STAPLES RETAILING--0.6%
 Arden Group, Inc., Cl. A                   300          23,250
----------------------------------------------------------------
 BJ's Wholesale Club, Inc. 1              1,300          29,848
----------------------------------------------------------------
 Casey's General Stores, Inc.             1,400          24,724
----------------------------------------------------------------
 Central European Distribution Corp. 1    1,300          41,080
----------------------------------------------------------------
 Chronimed, Inc. 1                        5,600          47,488
----------------------------------------------------------------
 Ingles Markets, Inc., Cl. A                200           2,054
----------------------------------------------------------------
 Longs Drug Stores, Inc.                  1,200          29,688
----------------------------------------------------------------
 Pantry, Inc. (The) 1                     1,500          34,050
----------------------------------------------------------------
 Pathmark Stores, Inc. 1                  3,800          28,880
----------------------------------------------------------------
 Ruddick Corp.                            2,000          35,800
----------------------------------------------------------------
 Smart & Final, Inc. 1                    2,900          29,232
----------------------------------------------------------------
 United Natural Foods, Inc. 1               400          14,364
----------------------------------------------------------------
 Weis Markets, Inc.                       4,300         156,090
----------------------------------------------------------------
 Winn-Dixie Stores, Inc.                  3,600          35,820
                                                   -------------
                                                        532,368
----------------------------------------------------------------
 FOOD PRODUCTS--1.0%
 Alico, Inc.                                300          10,428
----------------------------------------------------------------
 Central Garden & Pet Co. 1               1,000          28,030
----------------------------------------------------------------
 Chiquita Brands International, Inc. 1    8,400         189,252
----------------------------------------------------------------
 Corn Products International, Inc.          600          20,670
----------------------------------------------------------------
 Del Monte Foods Co. 1                    1,100          11,440
----------------------------------------------------------------
 Flowers Foods, Inc.                      8,100         208,980
----------------------------------------------------------------
 Horizon Organic Holding Corp. 1            100           2,395
----------------------------------------------------------------
 International Multifoods Corp. 1           800          14,400
----------------------------------------------------------------
 J&J Snack Foods Corp. 1                  1,300          49,088
----------------------------------------------------------------
 M&F Worldwide Corp. 1                    8,100         108,216
----------------------------------------------------------------
 MGP Ingredients, Inc.                      300           4,725
----------------------------------------------------------------
 Omega Protein Corp. 1                   10,900          84,148
----------------------------------------------------------------
 Peet's Coffee & Tea, Inc. 1              2,200          38,302
----------------------------------------------------------------
 Sanderson Farms, Inc.                    3,300         132,990
----------------------------------------------------------------
 Sanfilippo (John B.) & Son, Inc. 1         200          10,208
----------------------------------------------------------------
 Seaboard Corp.                             100          28,200
                                                   -------------
                                                        941,472

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 HOUSEHOLD PRODUCTS--0.5%
 Chattem, Inc. 1                          2,500    $     44,750
----------------------------------------------------------------
 Energizer Holdings, Inc. 1                 600          22,536
----------------------------------------------------------------
 Nu Skin Asia Pacific, Inc., Cl. A          700          11,963
----------------------------------------------------------------
 Rayovac Corp. 1                          8,600         180,170
----------------------------------------------------------------
 Revlon, Inc., Cl. A 1                      100             224
----------------------------------------------------------------
 WD-40 Co.                                4,900         173,264
                                                   -------------
                                                        432,907
----------------------------------------------------------------
 PERSONAL PRODUCTS--0.4%
 Del Laboratories, Inc.                   2,537          63,425
----------------------------------------------------------------
 First Years, Inc. (The)                    900          13,446
----------------------------------------------------------------
 Nature's Sunshine Products, Inc.           500           4,225
----------------------------------------------------------------
 NBTY, Inc. 1                               600          16,116
----------------------------------------------------------------
 USANA Health Sciences, Inc. 1            8,900         272,340
                                                   -------------
                                                        369,552
----------------------------------------------------------------
 TOBACCO--0.1%
 Standard Commercial Corp.                  400           8,028
----------------------------------------------------------------
 Star Scientific, Inc. 1                    700           1,288
----------------------------------------------------------------
 Universal Corp.                          1,100          48,587
----------------------------------------------------------------
 Vector Group Ltd.                          300           4,896
                                                   -------------
                                                         62,799
----------------------------------------------------------------
 ENERGY--5.1%
----------------------------------------------------------------
 ENERGY EQUIPMENT & SERVICES--0.7%
 Carbo Ceramics, Inc.                       200          10,250
----------------------------------------------------------------
 CHC Helicopter Corp., Cl. A                700          17,876
----------------------------------------------------------------
 Ensign Resource Service Group, Inc.      3,700          58,982
----------------------------------------------------------------
 Gulf Island Fabrication, Inc. 1          1,200          20,436
----------------------------------------------------------------
 Gulfmark Offshore, Inc. 1                  700           9,800
----------------------------------------------------------------
 Key Energy Services, Inc. 1             10,000         103,100
----------------------------------------------------------------
 Matrix Service Co. 1                     5,600         101,640
----------------------------------------------------------------
 Oil States International, Inc. 1        13,200         184,008
----------------------------------------------------------------
 Seabulk International, Inc. 1              400           3,248
----------------------------------------------------------------
 Tesco Corp. 1                            2,400          19,594
----------------------------------------------------------------
 Trican Well Service Ltd. 1               4,100          87,885
----------------------------------------------------------------
 Unit Corp. 1                               500          11,775
                                                   -------------
                                                        628,594
----------------------------------------------------------------
 OIL & GAS--4.4%
 BlackRock Ventures, Inc. 1              20,000          64,229
----------------------------------------------------------------
 Brown (Tom), Inc. 1                      2,200          70,950
----------------------------------------------------------------
 Cabot Oil & Gas Corp., Cl. A             1,900          55,765
----------------------------------------------------------------
 Callon Petroleum Co. 1                   4,600          47,702
----------------------------------------------------------------
 Canadian Superior Energy, Inc. 1        35,000          88,296
----------------------------------------------------------------
 Chesapeake Energy Corp.                  6,500          88,270
----------------------------------------------------------------
 Cimarex Energy Co. 1                     5,490         146,528
----------------------------------------------------------------
 Clear Energy, Inc. 1                     9,133          25,090
----------------------------------------------------------------

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 OIL & GAS Continued
 Compton Petroleum Corp. 1                6,800    $     31,573
----------------------------------------------------------------
 Comstock Resources, Inc. 1              11,900         229,670
----------------------------------------------------------------
 Crew Energy, Inc. 1                      5,666          16,618
----------------------------------------------------------------
 Denbury Resources, Inc. 1               10,200         141,882
----------------------------------------------------------------
 Dominion Resources Black
 Warrior Trust                              300           8,550
----------------------------------------------------------------
 Encore Acquisition Co. 1                 1,100          27,115
----------------------------------------------------------------
 Energy Partners Ltd. 1                   6,100          84,790
----------------------------------------------------------------
 Esprit Exploration Ltd. 1,2             10,600          22,804
----------------------------------------------------------------
 Esprit Exploration Ltd. 1                9,700          20,867
----------------------------------------------------------------
 Frontier Oil Corp.                      11,000         189,420
----------------------------------------------------------------
 Holly Corp.                              4,900         134,750
----------------------------------------------------------------
 Houston Exploration Co. 1                2,900         105,908
----------------------------------------------------------------
 Impact Energy, Inc. 1                   61,500          64,248
----------------------------------------------------------------
 Kaneb Services LLC                         600          19,122
----------------------------------------------------------------
 Ketch Resources Ltd. 1                   4,900          34,127
----------------------------------------------------------------
 Magnum Hunter Resources, Inc. 1          5,000          47,550
----------------------------------------------------------------
 Maritrans, Inc.                          2,500          41,775
----------------------------------------------------------------
 McMoRan Exploration Co. 1                2,400          45,000
----------------------------------------------------------------
 Meridian Resource Corp. (The) 1         10,300          61,182
----------------------------------------------------------------
 North Coast Energy, Inc. 1                 100           1,069
----------------------------------------------------------------
 Nuevo Energy Co. 1                       2,900          70,093
----------------------------------------------------------------
 OMI Corp. 1                             22,000         196,460
----------------------------------------------------------------
 Overseas Shipholding Group, Inc.         1,400          47,670
----------------------------------------------------------------
 Paramount Resources Ltd.                 5,400          43,668
----------------------------------------------------------------
 Patina Oil & Gas Corp.                   3,556         174,208
----------------------------------------------------------------
 Penn Virginia Corp.                      2,700         150,255
----------------------------------------------------------------
 Petroleum Development Corp. 1              800          18,960
----------------------------------------------------------------
 Pogo Producing Co.                       1,000          48,300
----------------------------------------------------------------
 Prima Energy Corp. 1                       300          10,548
----------------------------------------------------------------
 Progress Energy Ltd. 1                   9,700          93,266
----------------------------------------------------------------
 Purcell Energy Ltd. 1                    3,600           7,104
----------------------------------------------------------------
 Range Resources Corp. 1                  2,500          23,625
----------------------------------------------------------------
 Real Resources, Inc. 1                   3,800          16,173
----------------------------------------------------------------
 Remington Oil & Gas Corp. 1              4,600          90,574
----------------------------------------------------------------
 Resource America, Inc., Cl. A              800          12,000
----------------------------------------------------------------
 Rio Alto Resources
 International, Inc. 1                   12,600           8,678
----------------------------------------------------------------
 St. Mary Land & Exploration Co.          1,000          28,500
----------------------------------------------------------------
 StarPoint Energy Ltd. 1                  1,800           6,282
----------------------------------------------------------------
 Stelmar Shipping Ltd.                    1,600          34,976
----------------------------------------------------------------
 Stone Energy Corp. 1                     5,300         224,985
----------------------------------------------------------------
 Swift Energy Co. 1                       1,800          30,330
----------------------------------------------------------------
 Tesoro Petroleum Corp. 1                17,200         250,604
----------------------------------------------------------------
 TransMontaigne, Inc. 1                     200           1,290
----------------------------------------------------------------
 Tusk Energy, Inc. 1                     11,700          34,224
----------------------------------------------------------------
 Upton Resources, Inc. 1                 10,000          37,686

STATEMENT OF INVESTMENTS Continued

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 OIL & GAS Continued
 Western Gas Resources, Inc.              3,600    $    170,100
----------------------------------------------------------------
 Whiting Petroleum Corp. 1                2,100          38,640
----------------------------------------------------------------
 Williams (Clayton) Energy, Inc. 1          400          11,628
----------------------------------------------------------------
 World Fuel Services Corp.                4,300         145,985
                                                   -------------
                                                      3,941,662
----------------------------------------------------------------
 FINANCIALS--16.3%
----------------------------------------------------------------
 CAPITAL MARKETS--0.1%
 National Financial Partners Corp.        1,600          44,080
----------------------------------------------------------------
 SWS Group, Inc.                          1,900          33,820
                                                   -------------
                                                         77,900
----------------------------------------------------------------
 COMMERCIAL BANKS--9.1%
 Allegiant Bancorp, Inc.                    600          16,830
----------------------------------------------------------------
 Alliance Financial Corp.                   600          19,158
----------------------------------------------------------------
 AmericanWest Bancorporation              2,100          47,880
----------------------------------------------------------------
 Anchor BanCorp Wisconsin, Inc.           7,300         181,770
----------------------------------------------------------------
 Arrow Financial Corp.                      551          15,301
----------------------------------------------------------------
 Bank of the Ozarks, Inc.                   800          18,008
----------------------------------------------------------------
 BankAtlantic Bancorp, Inc.                 900          17,100
----------------------------------------------------------------
 BankUnited Financial Corp., Cl. A 1      2,200          56,738
----------------------------------------------------------------
 Bay View Capital Corp.                   4,800          10,272
----------------------------------------------------------------
 Berkshire Hills Bancorp, Inc.            1,300          47,060
----------------------------------------------------------------
 Brookline Bancorp, Inc.                  5,760          88,358
----------------------------------------------------------------
 Bryn Mawr Bank Corp.                       200           4,898
----------------------------------------------------------------
 C&F Financial Corp.                        200           7,940
----------------------------------------------------------------
 Camco Financial Corp.                    1,000          17,330
----------------------------------------------------------------
 Camden National Corp.                      600          18,216
----------------------------------------------------------------
 Capital City Bank Group, Inc.              825          37,942
----------------------------------------------------------------
 Capital Corp of the West                   200           7,928
----------------------------------------------------------------
 Capital Crossing Bank 1                    200           9,468
----------------------------------------------------------------
 Capitol Bancorp Ltd.                     1,200          34,080
----------------------------------------------------------------
 Cascade Bancorp                            700          13,482
----------------------------------------------------------------
 CB Bancshares, Inc.                      1,415          89,110
----------------------------------------------------------------
 Chemical Financial Corp.                   105           3,821
----------------------------------------------------------------
 Chester Valley Bancorp, Inc.               105           2,432
----------------------------------------------------------------
 Citizens First Bancorp, Inc.             1,500          34,200
----------------------------------------------------------------
 City Holding Co.                         2,500          87,500
----------------------------------------------------------------
 CNB Financial Corp.                        100           4,208
----------------------------------------------------------------
 CNB Florida Bancshares, Inc.               300           6,900
----------------------------------------------------------------
 Coastal Bancorp, Inc.                      100           4,111
----------------------------------------------------------------
 Columbia Bancorp, Eastern US               400          12,780
----------------------------------------------------------------
 Columbia Banking System, Inc.            6,100         132,126
----------------------------------------------------------------
 Commercial Bankshares, Inc.                125           4,195
----------------------------------------------------------------
 Community Bank System, Inc.              3,800         186,200
----------------------------------------------------------------
 Community First Bankshares, Inc.         7,200         208,368

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 COMMERCIAL BANKS Continued
 Community Trust Bancorp, Inc.              550    $     16,610
----------------------------------------------------------------
 Connecticut Bancshares, Inc.             1,400          72,156
----------------------------------------------------------------
 CVB Financial Corp.                      2,310          44,560
----------------------------------------------------------------
 Dime Community Bancshares, Inc.          4,475         137,651
----------------------------------------------------------------
 East West Bancorp, Inc.                  3,800         203,984
----------------------------------------------------------------
 Exchange National Bancshares, Inc.         300          10,845
----------------------------------------------------------------
 Fidelity Bankshares, Inc.                4,216         132,382
----------------------------------------------------------------
 First BanCorp, Puerto Rico               4,150         164,133
----------------------------------------------------------------
 First Busey Corp.                          200           5,400
----------------------------------------------------------------
 First Citizens BancShares, Inc., Cl. A     500          60,765
----------------------------------------------------------------
 First Community Bancshares, Inc.         1,610          53,388
----------------------------------------------------------------
 First Defiance Financial Corp.             500          13,325
----------------------------------------------------------------
 First Essex Bancorp, Inc.                  500          29,070
----------------------------------------------------------------
 First Federal Capital Corp.              2,700          60,804
----------------------------------------------------------------
 First Federal Financial Corp.
 of Kentucky                                100           2,515
----------------------------------------------------------------
 First Financial Corp.                      800          24,008
----------------------------------------------------------------
 First Financial Holdings, Inc.           2,100          65,646
----------------------------------------------------------------
 First Indiana Corp.                        475           8,906
----------------------------------------------------------------
 First M&F Corp.                            300          11,370
----------------------------------------------------------------
 First Merchants Corp.                    1,915          48,871
----------------------------------------------------------------
 First National Corp.                       200           6,002
----------------------------------------------------------------
 First Niagara Financial Group, Inc.      2,028          30,237
----------------------------------------------------------------
 First Oak Brook Bancshares, Inc.           300           9,003
----------------------------------------------------------------
 First of Long Island Corp. (The)           100           4,300
----------------------------------------------------------------
 First Place Financial Corp.              1,700          33,201
----------------------------------------------------------------
 First Republic Bank                      5,200         186,160
----------------------------------------------------------------
 First SecurityFed Financial, Inc.          100           3,034
----------------------------------------------------------------
 First Sentinel Bancorp, Inc.             1,900          40,014
----------------------------------------------------------------
 First South Bancorp, Inc.                  300          10,950
----------------------------------------------------------------
 First United Corp.                         100           2,437
----------------------------------------------------------------
 Firstbank Corp.                            210           6,544
----------------------------------------------------------------
 FirstFed America Bancorp, Inc.           2,900          75,487
----------------------------------------------------------------
 FirstFed Financial Corp. 1               3,900         169,650
----------------------------------------------------------------
 Flagstar Bancorp, Inc.                   6,750         144,585
----------------------------------------------------------------
 Flushing Financial Corp.                 3,075          56,211
----------------------------------------------------------------
 FNB Corp., North Carolina                  300           6,354
----------------------------------------------------------------
 Foothill Independent Bancorp               200           4,732
----------------------------------------------------------------
 Frontier Financial Corp.                   500          16,580
----------------------------------------------------------------
 Glacier Bancorp, Inc.                    2,840          92,016
----------------------------------------------------------------
 Hancock Holding Co.                        400          21,828
----------------------------------------------------------------
 Hanmi Financial Corp.                    2,500          49,425
----------------------------------------------------------------
 Harbor Florida Bancshares, Inc.          6,100         181,231
----------------------------------------------------------------
 Harleysville National Corp.              2,025          60,953
----------------------------------------------------------------
 Hawthorne Financial Corp. 1              2,550          71,349

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 COMMERCIAL BANKS Continued
 Heritage Commerce Corp. 1                  100    $      1,225
----------------------------------------------------------------
 Heritage Financial Corp.                   400           8,752
----------------------------------------------------------------
 Home Federal Bancorp                     1,300          36,634
----------------------------------------------------------------
 Horizon Financial Corp.                    200           3,502
----------------------------------------------------------------
 Hudson River Bancorp, Inc.                 100           3,903
----------------------------------------------------------------
 Humboldt Bancorp                           100           1,752
----------------------------------------------------------------
 IBERIABANK Corp.                         3,400         200,600
----------------------------------------------------------------
 IBT Bancorp, Inc.                          200          11,846
----------------------------------------------------------------
 Independence Community Bank Corp.          600          21,582
----------------------------------------------------------------
 Independent Bank Corp.,
 Massachusetts                            1,200          34,584
----------------------------------------------------------------
 Independent Bank Corp., Michigan         2,543          72,119
----------------------------------------------------------------
 Indymac Mortgage Holdings, Inc.          3,300          98,307
----------------------------------------------------------------
 International Bancshares Corp.           1,331          62,757
----------------------------------------------------------------
 Irwin Financial Corp.                    5,100         160,140
----------------------------------------------------------------
 ITLA Capital Corp. 1                     3,200         160,320
----------------------------------------------------------------
 LNB Bancorp, Inc.                          400           8,120
----------------------------------------------------------------
 Local Financial Corp. 1                  2,500          52,100
----------------------------------------------------------------
 Macatawa Bank Corp.                        510          14,438
----------------------------------------------------------------
 MAF Bancorp, Inc.                        8,364         350,452
----------------------------------------------------------------
 MainSource Financial Group, Inc.           210           6,441
----------------------------------------------------------------
 MB Financial, Inc.                         900          32,760
----------------------------------------------------------------
 Middleburg Financial Corp.                 200           8,000
----------------------------------------------------------------
 MutualFirst Financial, Inc.                300           7,602
----------------------------------------------------------------
 Nara Bancorp, Inc.                       3,900         106,470
----------------------------------------------------------------
 NASB Financial, Inc.                     1,100          46,101
----------------------------------------------------------------
 National Bankshares, Inc.                  600          30,147
----------------------------------------------------------------
 National Penn Bancshares, Inc.              25             803
----------------------------------------------------------------
 NBT Bancorp, Inc.                        3,500          75,040
----------------------------------------------------------------
 Net.B@nk, Inc.                           9,400         125,490
----------------------------------------------------------------
 NewMil Bancorp, Inc.                       100           2,905
----------------------------------------------------------------
 Oak Hill Financial, Inc.                   500          15,405
----------------------------------------------------------------
 OceanFirst Financial Corp.               1,500          40,740
----------------------------------------------------------------
 Old Second Bancorp, Inc.                   458          22,671
----------------------------------------------------------------
 Oneida Financial Corp.                     100           2,211
----------------------------------------------------------------
 Oriental Financial Group, Inc.           4,743         121,895
----------------------------------------------------------------
 Pacific Capital Bancorp                  6,833         251,591
----------------------------------------------------------------
 Parkvale Financial Corp.                   200           5,370
----------------------------------------------------------------
 Patriot Bank Corp.                         300           8,583
----------------------------------------------------------------
 PennFed Financial Services, Inc.           600          20,100
----------------------------------------------------------------
 PennRock Financial Services Corp.          720          22,378
----------------------------------------------------------------
 Penns Woods Bancorp, Inc.                  200           9,340
----------------------------------------------------------------
 PFF Bancorp, Inc.                        3,940         142,943
----------------------------------------------------------------
 PrivateBancorp, Inc.                       500          22,760
----------------------------------------------------------------
 Progress Financial Corp.                   315           9,715

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 COMMERCIAL BANKS Continued
 Prosperity Bancshares, Inc.              1,500    $     33,780
----------------------------------------------------------------
 Provident Bankshares Corp.               1,300          38,272
----------------------------------------------------------------
 Provident Financial Holdings, Inc.         200           7,254
----------------------------------------------------------------
 Provident Financial Services, Inc.         400           7,560
----------------------------------------------------------------
 Quaker City Bancorp, Inc.                  900          41,895
----------------------------------------------------------------
 R&G Financial Corp., Cl. B               5,200         206,960
----------------------------------------------------------------
 Redwood Empire Bancorp                   1,250          33,219
----------------------------------------------------------------
 Republic Bancorp, Inc.                   2,234          30,138
----------------------------------------------------------------
 Republic Bancorp, Inc., Cl. A            2,500          48,850
----------------------------------------------------------------
 Republic Bancshares, Inc.                  100           3,147
----------------------------------------------------------------
 S&T Bancorp, Inc.                        2,900          86,710
----------------------------------------------------------------
 S.Y. Bancorp, Inc.                         200           4,112
----------------------------------------------------------------
 Sandy Spring Bancorp, Inc.               2,200          82,280
----------------------------------------------------------------
 Seacoast Banking Corp. of Florida        1,930          33,505
----------------------------------------------------------------
 Second Bancorp, Inc.                       500          13,200
----------------------------------------------------------------
 Simmons First National Corp.               400          11,160
----------------------------------------------------------------
 Sky Financial Group, Inc.                  200           5,188
----------------------------------------------------------------
 Sound Federal Bancorp, Inc.              1,200          18,708
----------------------------------------------------------------
 Southern Financial Bancorp, Inc.         1,243          53,536
----------------------------------------------------------------
 Southwest Bancorp of Texas, Inc.           700          27,195
----------------------------------------------------------------
 Southwest Bancorp, Inc.                  2,900          51,852
----------------------------------------------------------------
 State Bancorp, Inc.                      2,102          50,995
----------------------------------------------------------------
 State Financial Services Corp.             700          18,592
----------------------------------------------------------------
 Sterling Bancorp, New York               4,400         125,400
----------------------------------------------------------------
 Sterling Financial Corp.                 6,370         218,045
----------------------------------------------------------------
 Sterling Financial Corp., Eastern US       300           8,325
----------------------------------------------------------------
 Sun Bancorp, Inc., New Jersey            2,120          55,968
----------------------------------------------------------------
 Texas Capital Bancshares, Inc. 1           900          13,016
----------------------------------------------------------------
 Troy Financial Corp.                       595          20,825
----------------------------------------------------------------
 Trust Co. of New Jersey (The)              600          23,808
----------------------------------------------------------------
 U.S.B. Holding Co., Inc.                   315           6,108
----------------------------------------------------------------
 Union Bankshares Corp.                     800          24,400
----------------------------------------------------------------
 United Bankshares, Inc.                    200           6,240
----------------------------------------------------------------
 United Community Financial Corp.           500           5,705
----------------------------------------------------------------
 United Security Bancshares, Inc.,
 Southern US                                200           5,790
----------------------------------------------------------------
 Univest Corp. of Pennsylvania              300          12,720
----------------------------------------------------------------
 Virginia Commerce Bancorp, Inc. 1          400          12,812
----------------------------------------------------------------
 W. Holding Co., Inc.                     3,366          62,641
----------------------------------------------------------------
 Washington Trust Bancorp, Inc.             200           5,240
----------------------------------------------------------------
 Waypoint Financial Corp.                 3,710          80,470
----------------------------------------------------------------
 West Coast Bancorp                         100           2,134
----------------------------------------------------------------
 Westcorp                                 2,000          73,100
----------------------------------------------------------------
 Willow Grove Bancorp, Inc.               2,500          44,400
----------------------------------------------------------------
 Wilshire State Bank                        200           3,884

STATEMENT OF INVESTMENTS  Continued

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 COMMERCIAL BANKS Continued
 WSFS Financial Corp.                     2,700    $    121,095
----------------------------------------------------------------
 Yadkin Valley Bank & Trust Co.             300           5,130
                                                   -------------
                                                      8,180,340

----------------------------------------------------------------
 CONSUMER FINANCE--0.3%
 Education Lending Group, Inc. 1          5,000          66,950
----------------------------------------------------------------
 First Marblehead Corp. (The) 1           6,300         137,844
----------------------------------------------------------------
 Nelnet, Inc., Cl. A 1                    3,500          78,400
----------------------------------------------------------------
 Rewards Network, Inc. 1                    700           7,462
                                                   -------------
                                                        290,656

----------------------------------------------------------------
 DIVERSIFIED FINANCIAL SERVICES--2.6%
 Ace Cash Express, Inc. 1                 1,600          34,013
----------------------------------------------------------------
 Affiliated Managers Group, Inc. 1        4,400         306,196
----------------------------------------------------------------
 Cash America International, Inc.        12,600         266,868
----------------------------------------------------------------
 Chicago Mercantile Exchange (The)        1,000          72,360
----------------------------------------------------------------
 CompuCredit Corp. 1                     12,200         259,616
----------------------------------------------------------------
 Credit Acceptance Corp. 1                3,800          58,140
----------------------------------------------------------------
 First Albany Cos., Inc.                  2,500          35,100
----------------------------------------------------------------
 First Cash Financial Services, Inc. 1    6,100         156,410
----------------------------------------------------------------
 iShares Russell 2000 Index Fund          2,000         221,600
----------------------------------------------------------------
 iShares S&P SmallCap 600 Index Fund      1,600         214,400
----------------------------------------------------------------
 Knight Trading Group, Inc. 1            19,200         281,088
----------------------------------------------------------------
 Marlin Business Services, Inc. 1         4,300          74,820
----------------------------------------------------------------
 MCG Capital Corp.                          400           7,800
----------------------------------------------------------------
 Medallion Financial Corp.                  400           3,796
----------------------------------------------------------------
 Metris Cos., Inc. 1                     17,200          76,368
----------------------------------------------------------------
 Newtek Business Services, Inc. 1         3,200          22,208
----------------------------------------------------------------
 Piper Jaffray Cos., Inc. 1               2,500         103,925
----------------------------------------------------------------
 Sanders Morris Harris Group, Inc.          400           4,960
----------------------------------------------------------------
 United PanAm Financial Corp. 1             500           8,355
----------------------------------------------------------------
 WFS Financial, Inc. 1                    1,400          59,444
----------------------------------------------------------------
 World Acceptance Corp. 1                 6,600         131,406
                                                   -------------
                                                      2,398,873

----------------------------------------------------------------
 INSURANCE--2.9%
 Alfa Corp.                               4,600          59,156
----------------------------------------------------------------
 Allmerica Financial Corp. 1              8,200         252,314
----------------------------------------------------------------
 American Medical Security Group, Inc. 1  5,800         130,036
----------------------------------------------------------------
 American Physicians Capital, Inc. 1        700          12,880
----------------------------------------------------------------
 AmerUs Group Co.                         6,100         213,317
----------------------------------------------------------------
 Arch Capital Group Ltd. 1                4,700         187,342
----------------------------------------------------------------
 Argonaut Group, Inc. 1                   2,100          32,634
----------------------------------------------------------------
 Aspen Insurance Holdings Ltd. 1          2,000          49,620
----------------------------------------------------------------
 Baldwin & Lyons, Inc., Cl. B, Non-Vtg.     300           8,418
----------------------------------------------------------------
 Ceres Group, Inc. 1                      1,500           8,760
----------------------------------------------------------------
 Citizens, Inc.                             914           8,619

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 INSURANCE Continued
 Crawford & Co., Cl. A, Non-Vtg.            700    $      4,963
----------------------------------------------------------------
 Delphi Financial Group, Inc., Cl. A      6,300         226,800
----------------------------------------------------------------
 Direct General Corp.                     1,200          39,720
----------------------------------------------------------------
 Donegal Group, Inc., Cl. A               2,300          50,646
----------------------------------------------------------------
 EMC Insurance Group, Inc.                  100           2,114
----------------------------------------------------------------
 Enstar Group, Inc. (The) 1                 200           9,410
----------------------------------------------------------------
 FBL Financial Group, Inc., Cl. A         2,700          69,660
----------------------------------------------------------------
 Fidelity National Financial, Inc.        1,287          49,910
----------------------------------------------------------------
 Financial Industries Corp.                 200           2,820
----------------------------------------------------------------
 Great American Financial
 Resources, Inc.                          1,400          22,708
----------------------------------------------------------------
 Hub International Ltd.                     400           6,704
----------------------------------------------------------------
 Independence Holding Co.                   300           7,176
----------------------------------------------------------------
 IPC Holdings Ltd.                          300          11,682
----------------------------------------------------------------
 Kansas City Life Insurance Co.             100           4,620
----------------------------------------------------------------
 LandAmerica Financial Group, Inc.        5,200         271,752
----------------------------------------------------------------
 National Western Life
 Insurance Co., Cl. A 1                     400          61,940
----------------------------------------------------------------
 Navigators Group, Inc. (The) 1             900          27,783
----------------------------------------------------------------
 Ohio Casualty Corp. 1                    6,100         105,896
----------------------------------------------------------------
 Penn-America Group, Inc.                   300           3,981
----------------------------------------------------------------
 Phoenix Cos., Inc. (The)                11,600         139,664
----------------------------------------------------------------
 PMA Capital Corp., Cl. A                 4,800          24,576
----------------------------------------------------------------
 Presidential Life Corp.                  1,400          18,424
----------------------------------------------------------------
 Reinsurance Group of America, Inc.       1,200          46,380
----------------------------------------------------------------
 RLI Corp.                                  300          11,238
----------------------------------------------------------------
 StanCorp Financial Group, Inc.             500          31,440
----------------------------------------------------------------
 State Auto Financial Corp.               1,500          35,085
----------------------------------------------------------------
 Stewart Information Services Corp.       6,700         271,685
----------------------------------------------------------------
 Universal American Financial Corp. 1    10,100         100,091
                                                   -------------
                                                      2,621,964
----------------------------------------------------------------
 REAL ESTATE--0.4%
 Agree Realty Corp.                       1,700          48,076
----------------------------------------------------------------
 American Financial Realty Trust          2,900          49,445
----------------------------------------------------------------
 Bluegreen Corp. 1                        4,400          27,456
----------------------------------------------------------------
 Capital Automotive REIT                    300           9,600
----------------------------------------------------------------
 Capital Trust, Cl. A                       300           6,810
----------------------------------------------------------------
 Chelsea Property Group, Inc.               200          10,962
----------------------------------------------------------------
 Consolidated-Tomoka Land Co.               400          13,080
----------------------------------------------------------------
 Correctional Properties Trust              200           5,760
----------------------------------------------------------------
 Friedman, Billings, Ramsey Group,
 Inc., Cl. A                                200           4,616
----------------------------------------------------------------
 Maguire Properties, Inc.                 1,200          29,160
----------------------------------------------------------------
 Orleans Homebuilders, Inc. 1             3,500          99,155
----------------------------------------------------------------
 Pan Pacific Retail Properties, Inc.        200           9,530

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 REAL ESTATE Continued
 Prentiss Properties Trust                  200    $      6,598
----------------------------------------------------------------
 Ramco-Gershenson Properties Trust          400          11,320
----------------------------------------------------------------
 Regency Centers Corp.                      300          11,955
----------------------------------------------------------------
 Tanger Factory Outlet Centers, Inc.        100           4,070
----------------------------------------------------------------
 Trammell Crow Co. 1                      2,600          34,450
                                                   -------------
                                                        382,043

----------------------------------------------------------------
 THRIFTS & MORTGAGE FINANCE--0.9%
 Accredited Home Lenders Holding Co. 1    1,000          30,600
----------------------------------------------------------------
 American Home Mortgage
 Investment Corp.                         3,000          67,530
----------------------------------------------------------------
 Bank Mutual Corp.                        5,136          58,499
----------------------------------------------------------------
 CharterMac                                 900          19,017
----------------------------------------------------------------
 Federal Agricultural Mortgage
 Corp., Non-Vtg. 1                        1,400          44,744
----------------------------------------------------------------
 Franklin Bank Corp. 1                    2,000          38,000
----------------------------------------------------------------
 Fremont General Corp.                   16,600         280,706
----------------------------------------------------------------
 New Century Financial Corp.              5,650         224,136
----------------------------------------------------------------
 Ocwen Financial Corp. 1                  1,700          15,062
----------------------------------------------------------------
 Severn Bancorp, Inc.                       300           9,585
                                                   -------------
                                                        787,879
----------------------------------------------------------------
 HEALTH CARE--13.4%
----------------------------------------------------------------
 BIOTECHNOLOGY--2.4%
 Aclara Biosciences, Inc. 1               1,000           3,650
----------------------------------------------------------------
 Adolor Corp. 1                          10,300         206,206
----------------------------------------------------------------
 Aphton Corp. 1                           3,000          18,000
----------------------------------------------------------------
 Array BioPharma, Inc. 1                  1,600           9,104
----------------------------------------------------------------
 Bentley Pharmaceuticals, Inc. 1          1,100          14,630
----------------------------------------------------------------
 BioReliance Corp. 1                      3,200         153,024
----------------------------------------------------------------
 Caliper Technologies Corp. 1             2,100          13,818
----------------------------------------------------------------
 Celsion Corp. 1                         10,600          13,886
----------------------------------------------------------------
 Cepheid, Inc. 1                         10,100          96,758
----------------------------------------------------------------
 Ciphergen Biosystems, Inc. 1             7,200          80,928
----------------------------------------------------------------
 Cubist Pharmaceuticals, Inc. 1           8,200          99,712
----------------------------------------------------------------
 Curis, Inc. 1                           10,400          46,800
----------------------------------------------------------------
 Digene Corp. 1                           3,900         156,390
----------------------------------------------------------------
 Diversa Corp. 1                          4,600          42,550
----------------------------------------------------------------
 Gen-Probe, Inc. 1                        8,800         320,936
----------------------------------------------------------------
 Genaera Corp. 1                         35,000         114,450
----------------------------------------------------------------
 Gene Logic, Inc. 1                       2,700          14,013
----------------------------------------------------------------
 Geron Corp. 1                            7,400          73,778
----------------------------------------------------------------
 ID Biomedical Corp. 1                      800           9,488
----------------------------------------------------------------
 Idexx Laboratories, Inc. 1               4,100         189,748
----------------------------------------------------------------
 Immtech International, Inc. 1              200           2,208
----------------------------------------------------------------
 ImmunoGen, Inc. 1                        2,000          10,100
----------------------------------------------------------------
 Luminex Corp. 1                          1,800          16,884

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 BIOTECHNOLOGY Continued
 Neose Technologies, Inc. 1               1,200    $     11,040
----------------------------------------------------------------
 Peregrine Pharmaceuticals, Inc. 1       16,400          36,244
----------------------------------------------------------------
 QLT PhotoTherapeutics, Inc. 1            6,100         114,985
----------------------------------------------------------------
 Regeneron Pharmaceuticals, Inc. 1        6,900         101,499
----------------------------------------------------------------
 Repligen Corp. 1                         6,700          29,279
----------------------------------------------------------------
 Savient Pharmaceuticals, Inc. 1         24,900         114,789
----------------------------------------------------------------
 Sirna Therapeutics, Inc. 1                 600           3,120
----------------------------------------------------------------
 Tanox, Inc. 1                            1,200          17,820
----------------------------------------------------------------
 Telik, Inc. 1                              900          20,709
                                                   -------------
                                                      2,156,546
----------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--4.4%
 Abaxis, Inc. 1                           3,800          68,856
----------------------------------------------------------------
 Advanced Medical Optics, Inc. 1          6,500         127,725
----------------------------------------------------------------
 Aksys Ltd. 1                             1,300          11,479
----------------------------------------------------------------
 Alaris Medical Systems, Inc. 1           9,800         149,058
----------------------------------------------------------------
 Analogic Corp.                             300          12,300
----------------------------------------------------------------
 Arrow International, Inc.                2,300          57,454
----------------------------------------------------------------
 ArthroCare Corp. 1                       5,200         127,400
----------------------------------------------------------------
 Bio-Rad Laboratories, Inc., Cl. A 1      1,900         109,573
----------------------------------------------------------------
 Closure Medical Corp. 1                    900          30,537
----------------------------------------------------------------
 CNS, Inc.                                3,200          43,840
----------------------------------------------------------------
 Cooper Cos., Inc. (The)                  6,200         292,206
----------------------------------------------------------------
 Cyberonics, Inc. 1                       2,000          64,020
----------------------------------------------------------------
 Cytyc Corp. 1                            1,500          20,640
----------------------------------------------------------------
 Dade Behring Holdings, Inc. 1            2,800         100,072
----------------------------------------------------------------
 Diagnostic Products Corp.                2,500         114,775
----------------------------------------------------------------
 DJ Orthopedics, Inc. 1                     800          21,440
----------------------------------------------------------------
 E-Z-EM, Inc.                               500           6,475
----------------------------------------------------------------
 Encore Medical Corp. 1                   6,500          52,975
----------------------------------------------------------------
 EPIX Medical, Inc. 1                    11,500         187,220
----------------------------------------------------------------
 Exactech, Inc. 1                         1,700          25,075
----------------------------------------------------------------
 Haemonetics Corp. 1                      4,200         100,338
----------------------------------------------------------------
 HealthTronics Surgical Services, Inc. 1  5,700          35,625
----------------------------------------------------------------
 I-Flow Corp. 1                           1,100          15,301
----------------------------------------------------------------
 I-STAT Corp. 1                           3,000          45,900
----------------------------------------------------------------
 Illumina, Inc. 1                         7,500          52,875
----------------------------------------------------------------
 Immucor, Inc. 1                          2,150          43,839
----------------------------------------------------------------
 Inamed Corp. 1                           2,550         122,553
----------------------------------------------------------------
 Interpore International, Inc. 1          3,200          41,600
----------------------------------------------------------------
 IVAX Diagnostics, Inc. 1                   300           1,455
----------------------------------------------------------------
 Kensey Nash Corp. 1                      6,600         153,450
----------------------------------------------------------------
 Lifeline Systems, Inc. 1                 3,000          57,000
----------------------------------------------------------------
 Matthews International Corp., Cl. A      1,100          32,549
----------------------------------------------------------------
 Medical Action Industries, Inc. 1          500           9,355
----------------------------------------------------------------
 Meridian Bioscience, Inc.                3,600          37,548

STATEMENT OF INVESTMENTS  Continued

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES Continued
 Merit Medical Systems, Inc. 1            9,979    $    222,133
----------------------------------------------------------------
 Microtek Medical Holdings, Inc. 1        7,000          35,000
----------------------------------------------------------------
 Mine Safety Applicances Co.                800          63,608
----------------------------------------------------------------
 Nutraceutical International Corp. 1      3,600          39,672
----------------------------------------------------------------
 PolyMedica Corp.                         3,400          89,454
----------------------------------------------------------------
 Possis Medical, Inc. 1                   1,100          21,725
----------------------------------------------------------------
 Quidel Corp. 1                           3,300          35,706
----------------------------------------------------------------
 Regeneration Technologies, Inc. 1        4,000          43,840
----------------------------------------------------------------
 Respironics, Inc. 1                        100           4,509
----------------------------------------------------------------
 Sola International, Inc. 1               7,900         148,520
----------------------------------------------------------------
 Spectranetics Corp. (The) 1                200             750
----------------------------------------------------------------
 SurModics, Inc. 1                        2,400          57,360
----------------------------------------------------------------
 Sybron Dental Specialties, Inc. 1        8,500         238,850
----------------------------------------------------------------
 Synovis Life Technologies, Inc. 1        6,100         124,074
----------------------------------------------------------------
 Theragenics Corp. 1                      1,500           8,205
----------------------------------------------------------------
 Ventana Medical Systems, Inc. 1          1,800          70,920
----------------------------------------------------------------
 Viasys Healthcare, Inc. 1                2,400          49,440
----------------------------------------------------------------
 VISX, Inc. 1                             1,700          39,355
----------------------------------------------------------------
 Vital Images, Inc. 1                     6,200         110,608
----------------------------------------------------------------
 West Pharmaceutical Services, Inc.         400          13,560
----------------------------------------------------------------
 Young Innovations, Inc.                  3,850         138,600
                                                   -------------
                                                      3,928,397

----------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--4.7%
 Advisory Board Co. (The) 1               3,600         125,676
----------------------------------------------------------------
 American Healthways, Inc. 1              5,500         131,285
----------------------------------------------------------------
 AMERIGROUP Corp. 1                       4,100         174,865
----------------------------------------------------------------
 Apria Healthcare Group, Inc. 1           3,700         105,339
----------------------------------------------------------------
 Bio-Reference Laboratories, Inc. 1       8,000         104,800
----------------------------------------------------------------
 Cantel Medical Corp. 1                     700          11,333
----------------------------------------------------------------
 Centene Corp. 1                          2,950          82,630
----------------------------------------------------------------
 CorVel Corp. 1                           3,100         116,560
----------------------------------------------------------------
 Covance, Inc. 1                          3,200          85,760
----------------------------------------------------------------
 Coventry Health Care, Inc. 1               600          38,694
----------------------------------------------------------------
 Curative Health Services, Inc. 1         1,600          22,080
----------------------------------------------------------------
 DaVita, Inc. 1                           3,700         144,300
----------------------------------------------------------------
 Dendrite International, Inc. 1          11,400         178,638
----------------------------------------------------------------
 Eclipsys Corp. 1                        11,300         131,532
----------------------------------------------------------------
 Gentiva Health Services, Inc. 1          8,500         107,440
----------------------------------------------------------------
 Hanger Orthopedic Group, Inc. 1          7,600         118,332
----------------------------------------------------------------
 HealthExtras, Inc. 1                     4,800          64,320
----------------------------------------------------------------
 IDX Systems Corp. 1                      4,900         131,418
----------------------------------------------------------------
 Inveresk Research Group, Inc. 1          2,900          71,717
----------------------------------------------------------------
 LabOne, Inc. 1                           3,500         113,645
----------------------------------------------------------------
 LCA-Vision, Inc. 1                       7,000         148,190
----------------------------------------------------------------
 Mid Atlantic Medical Services, Inc. 1      700          45,360

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES Continued
 Molina Healthcare, Inc. 1                1,100    $     27,753
----------------------------------------------------------------
 National HealthCare Corp. 1                500           9,950
----------------------------------------------------------------
 Omnicell, Inc. 1                         4,800          77,760
----------------------------------------------------------------
 Option Care, Inc. 1                        100           1,068
----------------------------------------------------------------
 Owens & Minor, Inc.                      5,100         111,741
----------------------------------------------------------------
 Parexel International Corp. 1            4,300          69,918
----------------------------------------------------------------
 PDI, Inc. 1                                900          24,129
----------------------------------------------------------------
 Pediatrix Medical Group, Inc. 1          4,200         231,378
----------------------------------------------------------------
 Per-Se Technologies, Inc. 1             10,600         161,756
----------------------------------------------------------------
 Prime Medical Services, Inc. 1             900           4,221
----------------------------------------------------------------
 PSS World Medical, Inc. 1               13,800         166,566
----------------------------------------------------------------
 Res-Care, Inc. 1                         6,300          51,030
----------------------------------------------------------------
 Select Medical Corp.                    13,400         218,152
----------------------------------------------------------------
 SFBC International, Inc. 1               2,300          61,088
----------------------------------------------------------------
 Sunrise Senior Living, Inc. 1            5,300         205,322
----------------------------------------------------------------
 U.S. Physical Therapy, Inc. 1            2,900          45,617
----------------------------------------------------------------
 United Surgical Partners
 International, Inc. 1                    3,900         130,572
----------------------------------------------------------------
 US Oncology, Inc. 1                     21,400         230,264
----------------------------------------------------------------
 VCA Antech, Inc. 1                       3,500         108,430
----------------------------------------------------------------
 Ventiv Health, Inc. 1                      900           8,235
----------------------------------------------------------------
 VitalWorks, Inc. 1                       4,200          18,564
                                                   -------------
                                                      4,217,428

----------------------------------------------------------------
 PHARMACEUTICALS--1.9%
 Able Laboratories, Inc. 1                  500           9,035
----------------------------------------------------------------
 American Pharmaceutical
 Partners, Inc. 1                         4,450         149,520
----------------------------------------------------------------
 Angiotech Pharmaceuticals, Inc. 1        1,500          69,000
----------------------------------------------------------------
 AtheroGenics, Inc. 1                     5,300          79,235
----------------------------------------------------------------
 Bradley Pharmaceuticals, Inc. 1          9,100         231,413
----------------------------------------------------------------
 Caraco Pharmaceutical
 Laboratories Ltd. 1                      2,300          17,204
----------------------------------------------------------------
 CollaGenex Pharmaceuticals, Inc. 1       4,100          45,961
----------------------------------------------------------------
 DepoMed, Inc. 1                         18,600         131,874
----------------------------------------------------------------
 Encysive Pharmaceuticals, Inc. 1         3,400          30,430
----------------------------------------------------------------
 Endo Pharmaceuticals Holdings, Inc. 1    2,000          38,520
----------------------------------------------------------------
 Hi-Tech Pharmacal Co., Inc. 1            2,400          56,400
----------------------------------------------------------------
 Hollis-Eden Pharmaceuticals, Inc. 1        500           5,505
----------------------------------------------------------------
 InKine Pharmaceutical Co., Inc. 1        2,800          13,524
----------------------------------------------------------------
 Kos Pharmaceuticals, Inc. 1              5,800         249,632
----------------------------------------------------------------
 Lannett Co., Inc. 1                      5,700          95,817
----------------------------------------------------------------
 Nabi Biopharmaceuticals 1                9,900         125,829
----------------------------------------------------------------
 NexMed, Inc. 1                           2,200           8,778
----------------------------------------------------------------
 Orphan Medical, Inc. 1                     100           1,025
----------------------------------------------------------------
 Perrigo Co.                              7,900         124,188

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 PHARMACEUTICALS Continued
 PRAECIS Pharmaceuticals, Inc. 1          5,300    $     34,132
----------------------------------------------------------------
 Salix Pharmaceuticals Ltd. 1             6,400         145,088
----------------------------------------------------------------
 SciClone Pharmaceuticals, Inc. 1        11,700          79,326
----------------------------------------------------------------
 Virbac Corp. 1,2                           100             520
                                                   -------------
                                                      1,741,956

----------------------------------------------------------------
 INDUSTRIALS--15.0%
----------------------------------------------------------------
 AEROSPACE & DEFENSE--1.4%
 AAR Corp. 1                             12,300         183,885
----------------------------------------------------------------
 Applied Signal Technology, Inc.          6,900         158,769
----------------------------------------------------------------
 Aviall, Inc. 1                           1,800          27,918
----------------------------------------------------------------
 Ducommun, Inc. 1                         1,100          24,585
----------------------------------------------------------------
 Engineered Support Systems, Inc.         2,950         162,427
----------------------------------------------------------------
 ESCO Technologies, Inc. 1                  400          17,460
----------------------------------------------------------------
 HEICO Corp.                                300           5,460
----------------------------------------------------------------
 Herley Industries, Inc. 1                2,300          47,610
----------------------------------------------------------------
 KVH Industries, Inc. 1                   4,700         129,109
----------------------------------------------------------------
 Moog, Inc., Cl. A 1                      4,900         242,060
----------------------------------------------------------------
 MTC Technologies, Inc. 1                 2,000          64,440
----------------------------------------------------------------
 Precision Castparts Corp.                  900          40,869
----------------------------------------------------------------
 Sequa Corp., Cl A 1                        100           4,900
----------------------------------------------------------------
 Teledyne Technologies, Inc. 1            5,200          98,020
----------------------------------------------------------------
 United Defense Industries, Inc. 1        2,900          92,452
                                                   -------------
                                                      1,299,964

----------------------------------------------------------------
 AIR FREIGHT & LOGISTICS--0.2%
 ABX Air, Inc. 1                         32,000         137,600
----------------------------------------------------------------
 Forward Air Corp. 1                        400          11,000
                                                   -------------
                                                        148,600

----------------------------------------------------------------
 AIRLINES--1.2%
 AirTran Holdings, Inc. 1                 2,100          24,990
----------------------------------------------------------------
 Alaska Air Group, Inc. 1                 4,700         128,263
----------------------------------------------------------------
 America West Holdings Corp., Cl. B 1     9,100         112,840
----------------------------------------------------------------
 Continental Airlines, Inc., Cl. B 1      2,100          34,167
----------------------------------------------------------------
 ExpressJet Holdings, Inc. 1             10,700         160,500
----------------------------------------------------------------
 Frontier Airlines, Inc. 1                9,700         138,322
----------------------------------------------------------------
 Mair Holdings, Inc. 1                      200           1,456
----------------------------------------------------------------
 Mesa Air Group, Inc. 1                  15,300         191,556
----------------------------------------------------------------
 Northwest Airlines Corp., Cl. A 1       19,200         242,304
----------------------------------------------------------------
 SkyWest, Inc.                              800          14,496
                                                   -------------
                                                      1,048,894

----------------------------------------------------------------
 BUILDING PRODUCTS--0.6%
 Aaon, Inc. 1                             2,150          41,732
----------------------------------------------------------------
 Griffon Corp. 1                          1,170          23,704
----------------------------------------------------------------
 Jacuzzi Brands, Inc. 1                  28,000         198,520

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 BUILDING PRODUCTS Continued
 Simpson Manufacturing Co., Inc. 1        4,400    $    223,784
----------------------------------------------------------------
 Universal Forest Products, Inc.          1,800          57,924
----------------------------------------------------------------
 USG Corp. 1                              1,700          28,169
----------------------------------------------------------------
 Watsco, Inc.                               600          13,638
                                                   -------------
                                                        587,471

----------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--4.4%
 Administaff, Inc. 1                      9,100         158,158
----------------------------------------------------------------
 Angelica Corp.                           2,000          44,000
----------------------------------------------------------------
 Arbitron, Inc. 1                         1,400          58,408
----------------------------------------------------------------
 Banta Corp.                              5,700         230,850
----------------------------------------------------------------
 Bowne & Co., Inc.                        1,300          17,628
----------------------------------------------------------------
 Bright Horizons Family
 Solutions, Inc. 1                        3,500         147,000
----------------------------------------------------------------
 CDI Corp.                                2,200          72,050
----------------------------------------------------------------
 Charles River Associates, Inc. 1         2,300          73,577
----------------------------------------------------------------
 Concorde Career Colleges, Inc. 1         1,900          47,443
----------------------------------------------------------------
 Consolidated Graphics, Inc. 1            2,900          91,582
----------------------------------------------------------------
 Cornell Corrections, Inc. 1                800          10,920
----------------------------------------------------------------
 CPI Corp.                                2,200          44,462
----------------------------------------------------------------
 Darling International, Inc. 1           38,700         106,812
----------------------------------------------------------------
 Duratek, Inc. 1                            900          11,736
----------------------------------------------------------------
 Electro Rent Corp. 1                       100           1,334
----------------------------------------------------------------
 Ennis Business Forms, Inc.               4,100          62,730
----------------------------------------------------------------
 Exponent, Inc. 1                         4,200          89,880
----------------------------------------------------------------
 Exult, Inc. 1                           17,500         124,600
----------------------------------------------------------------
 General Binding Corp. 1                  1,200          21,600
----------------------------------------------------------------
 Gevity HR, Inc.                          7,700         171,248
----------------------------------------------------------------
 Gundle/SLT Environmental, Inc. 1         3,300          68,508
----------------------------------------------------------------
 Harland (John H.) Co.                      700          19,110
----------------------------------------------------------------
 Heidrick & Struggles
 International, Inc. 1                    3,400          74,120
----------------------------------------------------------------
 ICT Group, Inc. 1                          900          10,575
----------------------------------------------------------------
 Imagistics International, Inc. 1         6,800         255,000
----------------------------------------------------------------
 Interpool, Inc.                          2,100          29,925
----------------------------------------------------------------
 ITT Educational Services, Inc. 1           400          18,788
----------------------------------------------------------------
 Korn-Ferry International 1               4,300          57,362
----------------------------------------------------------------
 Labor Ready, Inc. 1                        100           1,310
----------------------------------------------------------------
 Layne Christensen Co. 1                    200           2,350
----------------------------------------------------------------
 LECG Corp. 1                             2,500          57,225
----------------------------------------------------------------
 Mail-Well, Inc. 1                        1,300           5,993
----------------------------------------------------------------
 McGrath Rentcorp                           500          13,625
----------------------------------------------------------------
 MemberWorks, Inc. 1                        600          16,302
----------------------------------------------------------------
 Navigant Consulting, Inc. 1             11,200         211,232
----------------------------------------------------------------
 NCO Group, Inc. 1                        7,600         173,052
----------------------------------------------------------------
 New England Business Service, Inc.       2,400          70,800
----------------------------------------------------------------
 Pico Holdings, Inc. 1                      700          10,969
----------------------------------------------------------------
 Princeton Review, Inc. (The) 1             600           5,850

STATEMENT OF INVESTMENTS  Continued

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES Continued
 Right Management Consultants, Inc. 1     3,175    $     59,246
----------------------------------------------------------------
 Rollins, Inc.                            8,700         196,185
----------------------------------------------------------------
 Schawk, Inc.                               700           9,541
----------------------------------------------------------------
 School Specialty, Inc. 1                 6,300         214,263
----------------------------------------------------------------
 Sotheby's Holdings, Inc., Cl. A 1       10,900         148,894
----------------------------------------------------------------
 Spherion Corp. 1                         4,200          41,118
----------------------------------------------------------------
 Strayer Education, Inc.                    800          87,064
----------------------------------------------------------------
 Tetra Tech, Inc. 1                       7,900         196,394
----------------------------------------------------------------
 United Rentals, Inc. 1                   1,400          26,964
----------------------------------------------------------------
 United Stationers, Inc. 1                2,700         110,484
----------------------------------------------------------------
 University of Phoenix Online 1           1,600         110,288
----------------------------------------------------------------
 Wackenhut Corrections Corp. 1            2,000          45,600
----------------------------------------------------------------
 Watson Wyatt & Co. Holdings 1            2,800          67,620
                                                   -------------
                                                      4,001,775

----------------------------------------------------------------
 CONSTRUCTION & ENGINEERING--0.9%
 Comfort Systems USA, Inc. 1              5,000          27,400
----------------------------------------------------------------
 Dycom Industries, Inc. 1                 7,600         203,832
----------------------------------------------------------------
 Integrated Electrical Services, Inc. 1  14,600         135,050
----------------------------------------------------------------
 MasTec, Inc. 1                           9,500         140,695
----------------------------------------------------------------
 Perini Corp. 1                           3,600          32,940
----------------------------------------------------------------
 URS Corp. 1                              7,900         197,579
----------------------------------------------------------------
 Washington Group International, Inc. 1   1,400          47,558
                                                   -------------
                                                        785,054

----------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.8%
 Acuity Brands, Inc.                      9,700         250,260
----------------------------------------------------------------
 Franklin Electric Co., Inc.              1,300          78,637
----------------------------------------------------------------
 General Cable Corp. 1                    2,300          18,745
----------------------------------------------------------------
 Genlyte Group, Inc. (The) 1              1,800         105,084
----------------------------------------------------------------
 II-VI, Inc. 1                            7,100         183,180
----------------------------------------------------------------
 LSI Industries, Inc.                       375           5,063
----------------------------------------------------------------
 Ultralife Batteries, Inc. 1              2,700          33,426
----------------------------------------------------------------
 Vicor Corp. 1                              900          10,269
                                                   -------------
                                                        684,664

----------------------------------------------------------------
 INDUSTRIAL CONGLOMERATES--0.3%
 Raven Industries, Inc.                   1,700          50,150
----------------------------------------------------------------
 Standex International Corp.              1,400          39,200
----------------------------------------------------------------
 United Capital Corp.                       500          10,360
----------------------------------------------------------------
 United Industrial Corp.                  3,300          59,565
----------------------------------------------------------------
 Walter Industries, Inc.                  6,400          85,440
                                                   -------------
                                                        244,715

----------------------------------------------------------------
 MACHINERY--3.3%
 A.S.V., Inc. 1                           2,100          78,456
----------------------------------------------------------------
 Actuant Corp., Cl. A 1                   1,100          39,820

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 MACHINERY Continued
 Alamo Group, Inc.                          500    $      7,630
----------------------------------------------------------------
 Albany International Corp., Cl. A        7,300         247,470
----------------------------------------------------------------
 Ampco-Pittsburgh Corp.                   1,400          19,138
----------------------------------------------------------------
 BHA Group, Inc., Cl. A                   1,100          27,665
----------------------------------------------------------------
 Briggs & Stratton Corp.                  5,100         343,740
----------------------------------------------------------------
 Cascade Corp.                            5,800         129,340
----------------------------------------------------------------
 Ceradyne, Inc. 1                         4,500         153,270
----------------------------------------------------------------
 Chicago Bridge & Iron Co. NV             6,400         184,960
----------------------------------------------------------------
 CIRCOR International, Inc.                 700          16,870
----------------------------------------------------------------
 Clarcor, Inc.                            1,000          44,100
----------------------------------------------------------------
 Cuno, Inc. 1                             1,000          45,030
----------------------------------------------------------------
 Dionex Corp. 1                           3,900         179,478
----------------------------------------------------------------
 Encore Wire Corp. 1                        900          15,939
----------------------------------------------------------------
 EnPro Industries, Inc. 1                 3,700          51,615
----------------------------------------------------------------
 Flanders Corp. 1                         3,000          19,740
----------------------------------------------------------------
 Greenbrier Cos., Inc. 1                    600          10,050
----------------------------------------------------------------
 Joy Global, Inc. 1                       2,800          73,220
----------------------------------------------------------------
 Kadant, Inc. 1                           4,400          95,260
----------------------------------------------------------------
 Middleby Corp. (The)                     5,400         218,538
----------------------------------------------------------------
 NACCO Industries, Inc., Cl. A              500          44,740
----------------------------------------------------------------
 Oshkosh Truck Corp.                      3,300         168,399
----------------------------------------------------------------
 Pall Corp.                                 400          10,732
----------------------------------------------------------------
 Penn Engineering &
 Manufacturing Corp.                        500           9,515
----------------------------------------------------------------
 Thomas Industries, Inc.                    600          20,796
----------------------------------------------------------------
 Toro Co. (The)                           6,000         278,400
----------------------------------------------------------------
 Trinity Industries, Inc.                 5,400         166,536
----------------------------------------------------------------
 Wabash National Corp. 1                  7,300         213,890
----------------------------------------------------------------
 Wabtec Corp.                             4,500          76,680
                                                   -------------
                                                      2,991,017

----------------------------------------------------------------
 MARINE--0.3%
 Alexander & Baldwin, Inc.                5,700         192,033
----------------------------------------------------------------
 UTI Worldwide, Inc.                      2,300          87,239
                                                   -------------
                                                        279,272

----------------------------------------------------------------
 ROAD & RAIL--1.4%
 Arkansas Best Corp.                      1,300          40,807
----------------------------------------------------------------
 Central Freight Lines, Inc. 1            2,500          44,375
----------------------------------------------------------------
 Covenant Transport, Inc., Cl. A 1        1,300          24,713
----------------------------------------------------------------
 Florida East Coast
 Industries, Inc., Cl. A                  1,600          52,960
----------------------------------------------------------------
 Genesee & Wyoming, Inc., Cl. A 1         3,800         119,700
----------------------------------------------------------------
 Heartland Express, Inc.                  2,600          62,894
----------------------------------------------------------------
 Hunt (J.B.) Transport Services, Inc. 1   3,200          86,432
----------------------------------------------------------------
 Knight Transportation, Inc. 1              925          23,726
----------------------------------------------------------------
 Landstar System, Inc. 1                  6,200         235,848

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 ROAD & RAIL Continued
 Marten Transport Ltd. 1                    150    $      2,307
----------------------------------------------------------------
 Mullen Transportation, Inc.              1,300          39,737
----------------------------------------------------------------
 Old Dominion Freight Line, Inc. 1        1,150          39,192
----------------------------------------------------------------
 Overnite Corp. 1                         4,900         111,475
----------------------------------------------------------------
 Pacer International, Inc. 1              7,800         157,716
----------------------------------------------------------------
 Quality Distribution, Inc. 1             2,000          39,100
----------------------------------------------------------------
 Ryder Systems, Inc.                      1,100          37,565
----------------------------------------------------------------
 SCS Transportation, Inc. 1               6,900         121,302
----------------------------------------------------------------
 U.S. Xpress Enterprises, Inc., Cl. A 1   1,300          15,925
----------------------------------------------------------------
 USF Corp.                                  400          13,676
                                                   -------------
                                                      1,269,450

----------------------------------------------------------------
 TRADING COMPANIES & DISTRIBUTORS--0.2%
 Aceto Corp.                                200           5,108
----------------------------------------------------------------
 Applied Industrial Technologies, Inc.    5,400         128,844
----------------------------------------------------------------
 Lawson Products, Inc.                      200           6,636
----------------------------------------------------------------
 MSC Industrial Direct Co., Inc., Cl. A   3,100          85,250
                                                   -------------
                                                        225,838

----------------------------------------------------------------
 INFORMATION TECHNOLOGY--21.3%
----------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--3.0%
 Aspect Communications Corp. 1           13,800         217,488
----------------------------------------------------------------
 Audiovox Corp., Cl. A 1                  2,500          32,100
----------------------------------------------------------------
 C-COR.net Corp. 1                       12,300         136,899
----------------------------------------------------------------
 Computer Network Technology Corp. 1      7,500          71,550
----------------------------------------------------------------
 Comtech Telecommunications Corp. 1       7,750         223,743
----------------------------------------------------------------
 CyberGuard Corp. 1                       6,800          59,296
----------------------------------------------------------------
 Digi International, Inc. 1               4,800          46,080
----------------------------------------------------------------
 Ditech Communications Corp. 1            5,800         110,780
----------------------------------------------------------------
 Enterasys Networks, Inc. 1               5,900          22,125
----------------------------------------------------------------
 F5 Networks, Inc. 1                        700          17,570
----------------------------------------------------------------
 FalconStor Software, Inc. 1              4,000          34,960
----------------------------------------------------------------
 Foundry Networks, Inc. 1                 1,500          41,040
----------------------------------------------------------------
 Glenayre Technologies, Inc. 1            7,700          20,713
----------------------------------------------------------------
 Harmonic, Inc. 1                        24,200         175,450
----------------------------------------------------------------
 McDATA Corp., Cl. A 1                    2,200          20,966
----------------------------------------------------------------
 McDATA Corp., Cl. B 1                    2,800          26,684
----------------------------------------------------------------
 Network Equipment Technologies, Inc. 1   1,400          15,400
----------------------------------------------------------------
 New Focus, Inc. 1                        7,600          38,152
----------------------------------------------------------------
 NICE Systems Ltd., Sponsored ADR 1         800          20,280
----------------------------------------------------------------
 Packeteer, Inc. 1                       12,500         212,250
----------------------------------------------------------------
 Performance Technologies, Inc. 1         5,300          75,525
----------------------------------------------------------------
 Plantronics, Inc. 1                      4,600         150,190
----------------------------------------------------------------
 Powerwave Technologies, Inc. 1          17,900         136,935
----------------------------------------------------------------
 Proxim Corp., Cl. A 1                   22,500          37,575
----------------------------------------------------------------
 SeaChange International, Inc. 1          9,700         149,380
----------------------------------------------------------------
 SpectraLink Corp.                        8,500         162,945

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT Continued
 Symmetricom, Inc. 1                      8,100    $     58,968
----------------------------------------------------------------
 Terayon Communication Systems, Inc. 1    6,500          29,250
----------------------------------------------------------------
 Verso Technologies, Inc. 1              39,600         126,720
----------------------------------------------------------------
 Westell Technologies, Inc., Cl. A 1     22,700         143,237
----------------------------------------------------------------
 Zhone Technologies, Inc. 1              11,500          56,810
                                                   -------------
                                                      2,671,061

----------------------------------------------------------------
 COMPUTERS & PERIPHERALS--1.6%
 Advanced Digital Information Corp. 1    10,500         147,000
----------------------------------------------------------------
 Avid Technology, Inc. 1                  2,600         124,800
----------------------------------------------------------------
 Hutchinson Technology, Inc. 1            7,700         236,698
----------------------------------------------------------------
 Immersion Corp. 1                          800           4,760
----------------------------------------------------------------
 InFocus Corp. 1                         11,200         108,416
----------------------------------------------------------------
 Maxtor Corp. 1                           4,300          47,730
----------------------------------------------------------------
 Neoware Systems, Inc. 1                  2,600          35,620
----------------------------------------------------------------
 Network Engines, Inc. 1                  6,500          28,340
----------------------------------------------------------------
 Overland Storage, Inc. 1                 2,200          41,360
----------------------------------------------------------------
 Presstek, Inc. 1                         5,900          42,893
----------------------------------------------------------------
 Quantum Corp. 1                         23,200          72,384
----------------------------------------------------------------
 Rainbow Technologies, Inc. 1             9,400         105,844
----------------------------------------------------------------
 SimpleTech, Inc. 1                      12,800          76,928
----------------------------------------------------------------
 Storage Technology Corp. 1               1,000          25,750
----------------------------------------------------------------
 Stratasys, Inc. 1                        5,800         158,108
----------------------------------------------------------------
 Synaptics, Inc. 1                          300           4,494
----------------------------------------------------------------
 Western Digital Corp. 1                 13,000         153,270
----------------------------------------------------------------
 Xybernaut Corp. 1                       26,200          41,134
                                                   -------------
                                                      1,455,529

----------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--3.2%
 Agilysys, Inc.                          10,800         120,420
----------------------------------------------------------------
 Brightpoint, Inc. 1                      6,350         109,538
----------------------------------------------------------------
 CellStar Corp. 1                         8,900         112,407
----------------------------------------------------------------
 Checkpoint Systems, Inc. 1              10,900         206,119
----------------------------------------------------------------
 Cognex Corp.                             8,600         242,864
----------------------------------------------------------------
 Daktronics, Inc. 1                       4,500         113,220
----------------------------------------------------------------
 Digital Theater Systems, Inc. 1          3,500          86,415
----------------------------------------------------------------
 Excel Technology, Inc. 1                 1,700          55,862
----------------------------------------------------------------
 Fargo Electronics, Inc. 1                  600           7,632
----------------------------------------------------------------
 FARO Technologies, Inc. 1                2,000          49,960
----------------------------------------------------------------
 GTSI Corp. 1                             1,000          13,851
----------------------------------------------------------------
 Hypercom Corp. 1                         6,700          31,892
----------------------------------------------------------------
 Innovex, Inc. 1                          6,400          53,952
----------------------------------------------------------------
 Kemet Corp. 1                            1,200          16,428
----------------------------------------------------------------
 Komag, Inc. 1                            1,800          26,334
----------------------------------------------------------------
 Landauer, Inc.                           1,000          40,780
----------------------------------------------------------------
 LeCroy Corp. 1                             100           1,801

STATEMENT OF INVESTMENTS Continued

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS Continued
 Maxwell Technologies, Inc. 1               200    $      1,420
----------------------------------------------------------------
 Measurement Specialties, Inc. 1,2        2,400          49,032
----------------------------------------------------------------
 Methode Electronics, Inc., Cl. A         3,600          44,028
----------------------------------------------------------------
 MTS Systems Corp.                        7,600         146,148
----------------------------------------------------------------
 Park Electrochemical Corp.               2,900          76,821
----------------------------------------------------------------
 Pemstar, Inc. 1                          3,800          12,502
----------------------------------------------------------------
 Planar Systems, Inc. 1                   4,900         119,168
----------------------------------------------------------------
 RadiSys Corp. 1                          5,600          94,416
----------------------------------------------------------------
 Rofin-Sinar Technologies, Inc. 1         6,700         231,552
----------------------------------------------------------------
 ScanSource, Inc. 1                       2,800         127,736
----------------------------------------------------------------
 Superconductor Technologies, Inc. 1     17,500          97,650
----------------------------------------------------------------
 Sypris Solutions, Inc.                     300           5,043
----------------------------------------------------------------
 Trimble Navigation Ltd. 1                3,000         111,720
----------------------------------------------------------------
 UNOVA, Inc. 1                            6,700         153,765
----------------------------------------------------------------
 Varian, Inc. 1                           1,900          79,287
----------------------------------------------------------------
 Veeco Instruments, Inc. 1                6,800         191,760
----------------------------------------------------------------
 WJ Communications, Inc. 1                  600           3,071
----------------------------------------------------------------
 Woodhead Industries, Inc.                1,200          20,280
----------------------------------------------------------------
 X-Rite, Inc.                             1,100          12,452
----------------------------------------------------------------
 Zomax, Inc. 1                            3,300          16,467
                                                   -------------
                                                      2,883,793

----------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES--4.2%
 24/7 Media, Inc. 1                      27,000          36,180
----------------------------------------------------------------
 Akamai Technologies, Inc. 1             12,900         138,675
----------------------------------------------------------------
 BroadVision, Inc. 1                      2,900          12,354
----------------------------------------------------------------
 Corillian Corp. 1                       27,300         172,263
----------------------------------------------------------------
 CyberSource Corp. 1                      7,200          37,152
----------------------------------------------------------------
 Digital Insight Corp. 1                  8,100         201,690
----------------------------------------------------------------
 Digital River, Inc. 1                    3,600          79,560
----------------------------------------------------------------
 Digitas, Inc. 1                         20,641         192,374
----------------------------------------------------------------
 EarthLink, Inc. 1                       22,000         220,000
----------------------------------------------------------------
 eCollege.com, Inc. 1                       900          16,614
----------------------------------------------------------------
 Embarcadero Technologies, Inc. 1         8,400         133,980
----------------------------------------------------------------
 FindWhat.com 1                           3,200          60,000
----------------------------------------------------------------
 HomeStore.com, Inc. 1                   24,200         114,466
----------------------------------------------------------------
 InfoSpace, Inc. 1                        1,900          43,795
----------------------------------------------------------------
 Internap Network Services Corp. 1       67,700         165,865
----------------------------------------------------------------
 Interwoven, Inc. 1                       3,414          43,153
----------------------------------------------------------------
 ITXC Corp. 1                               900           3,888
----------------------------------------------------------------
 Ivillage, Inc. 1                         3,100          11,098
----------------------------------------------------------------
 j2 Global Communications, Inc. 1         1,900          47,063
----------------------------------------------------------------
 Lionbridge Technologies, Inc. 1          9,100          87,451
----------------------------------------------------------------
 LookSmart Ltd. 1                        34,500          53,475
----------------------------------------------------------------
 MatrixOne, Inc. 1                        8,300          51,128
----------------------------------------------------------------
 National Information Consortium, Inc. 1 12,000          96,360
----------------------------------------------------------------

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 INTERNET SOFTWARE & SERVICES Continued
 Netegrity, Inc. 1                       15,400    $    158,774
----------------------------------------------------------------
 On2 Technologies, Inc. 1                25,800          33,798
----------------------------------------------------------------
 Open Text Corp. 1                        6,800         130,356
----------------------------------------------------------------
 RADWARE Ltd. 1                           4,000         109,000
----------------------------------------------------------------
 Raindance Communications, Inc. 1         8,800          24,200
----------------------------------------------------------------
 Retek, Inc. 1                            6,000          55,680
----------------------------------------------------------------
 S1 Corp. 1                              15,000         120,750
----------------------------------------------------------------
 Secure Computing Corp. 1                14,000         250,740
----------------------------------------------------------------
 SeeBeyond Technology Corp. 1            18,000          77,220
----------------------------------------------------------------
 Selectica, Inc. 1                        4,300          18,404
----------------------------------------------------------------
 SonicWALL, Inc. 1                       18,400         143,520
----------------------------------------------------------------
 Stellent, Inc. 1                         1,300          12,792
----------------------------------------------------------------
 SupportSoft, Inc. 1                     19,100         251,165
----------------------------------------------------------------
 TheStreet.com, Inc. 1                      700           2,884
----------------------------------------------------------------
 United Online, Inc. 1                    7,200         120,888
----------------------------------------------------------------
 ValueClick, Inc. 1                       2,500          22,700
----------------------------------------------------------------
 Vastera, Inc. 1                          2,300           9,200
----------------------------------------------------------------
 Vitria Technology, Inc. 1                2,800          19,880
----------------------------------------------------------------
 WatchGuard Technologies, Inc. 1          3,700          21,534
----------------------------------------------------------------
 WebEx Communications, Inc. 1             7,200         144,720
                                                   -------------
                                                      3,746,789
----------------------------------------------------------------
 IT SERVICES--1.7%
 Acxiom Corp. 1                           7,700         142,989
----------------------------------------------------------------
 Anteon International Corp. 1               700          25,235
----------------------------------------------------------------
 Aquantive, Inc. 1                        9,500          97,375
----------------------------------------------------------------
 CACI International, Inc., Cl. A 1          600          29,172
----------------------------------------------------------------
 Computer Horizons Corp. 1                  700           2,751
----------------------------------------------------------------
 Convergys Corp. 1                          300           5,238
----------------------------------------------------------------
 Corio, Inc. 1                            7,000          19,180
----------------------------------------------------------------
 Euronet Worldwide, Inc. 1                3,100          55,800
----------------------------------------------------------------
 Evolving Systems, Inc. 1                 6,800          90,440
----------------------------------------------------------------
 Forrester Research, Inc. 1                 100           1,787
----------------------------------------------------------------
 Gartner, Inc., Cl. B 1                   5,800          63,104
----------------------------------------------------------------
 Global Payments, Inc.                    1,200          56,544
----------------------------------------------------------------
 Information Resources, Inc. 1            3,500           6,300
----------------------------------------------------------------
 infoUSA, Inc. 1                         14,700         109,074
----------------------------------------------------------------
 Intrado, Inc. 1                          5,800         127,310
----------------------------------------------------------------
 iPayment Holdings, Inc. 1                  200           6,800
----------------------------------------------------------------
 Lawson Software, Inc. 1                 10,800          88,884
----------------------------------------------------------------
 Lightbridge, Inc. 1                      9,800          89,180
----------------------------------------------------------------
 ManTech International Corp. 1            2,000          49,900
----------------------------------------------------------------
 MAPICS, Inc. 1                             200           2,618
----------------------------------------------------------------
 QAD, Inc. 1                              7,000          85,820
----------------------------------------------------------------
 SM&A 1                                   6,500          76,050
----------------------------------------------------------------
 SS&C Technologies, Inc.                  7,500         209,625

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 IT SERVICES Continued
 Startek, Inc.                              800    $     32,632
----------------------------------------------------------------
 Sykes Enterprises, Inc. 1                1,200          10,272
----------------------------------------------------------------
 Tyler Technologies, Inc. 1               7,900          76,077
                                                   -------------
                                                      1,560,157

----------------------------------------------------------------
 OFFICE ELECTRONICS--0.3%
 Gerber Scientific, Inc. 1                7,100          56,516
----------------------------------------------------------------
 Metrologic Instruments, Inc. 1           9,400         253,800
                                                   -------------
                                                        310,316

----------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.2%
 ADE Corp. 1                              1,600          29,632
----------------------------------------------------------------
 Advanced Energy Industries, Inc. 1         800          20,840
----------------------------------------------------------------
 AMIS Holdings, Inc. 1                    2,400          43,872
----------------------------------------------------------------
 ANADIGICS, Inc. 1                       12,800          76,288
----------------------------------------------------------------
 Asyst Technologies, Inc. 1               3,700          64,195
----------------------------------------------------------------
 August Technology Corp. 1                1,100          20,405
----------------------------------------------------------------
 Axcelis Technologies, Inc. 1             6,300          64,386
----------------------------------------------------------------
 Brooks Automation, Inc. 1                1,000          24,170
----------------------------------------------------------------
 Cirrus Logic, Inc. 1                    25,700         197,119
----------------------------------------------------------------
 Credence Systems Corp. 1                11,300         148,708
----------------------------------------------------------------
 Diodes, Inc. 1                           5,550         105,450
----------------------------------------------------------------
 DSP Group, Inc. 1                        2,200          54,802
----------------------------------------------------------------
 Helix Technology Corp.                   2,500          51,450
----------------------------------------------------------------
 Integrated Device Technology, Inc. 1     5,400          92,718
----------------------------------------------------------------
 Integrated Silicon Solution, Inc. 1      6,200          97,154
----------------------------------------------------------------
 Kulicke & Soffa Industries, Inc. 1       6,900          99,222
----------------------------------------------------------------
 Micrel, Inc. 1                           1,300          20,254
----------------------------------------------------------------
 Microsemi Corp. 1                        4,200         103,236
----------------------------------------------------------------
 Mindspeed Technologies, Inc. 1          21,600         147,960
----------------------------------------------------------------
 MKS Instruments, Inc. 1                  1,064          30,856
----------------------------------------------------------------
 NPTest Holding Corp. 1                   6,800          75,072
----------------------------------------------------------------
 NVE Corp. 1                              2,400         123,120
----------------------------------------------------------------
 O2Micro International Ltd. 1               300           6,720
----------------------------------------------------------------
 OmniVision Technologies, Inc. 1          1,100          60,775
----------------------------------------------------------------
 Photronics, Inc. 1                       8,300         165,336
----------------------------------------------------------------
 Power Integrations, Inc. 1                 300          10,038
----------------------------------------------------------------
 Rambus, Inc. 1                           2,100          64,470
----------------------------------------------------------------
 Sigmatel, Inc. 1                         1,600          39,488
----------------------------------------------------------------
 Siliconix, Inc. 1                          400          18,280
----------------------------------------------------------------
 Sipex Corp. 1                            2,200          16,962
----------------------------------------------------------------
 Supertex, Inc. 1                         1,000          19,100
----------------------------------------------------------------
 Tessera Technologies, Inc. 1             1,700          31,977
----------------------------------------------------------------
 Transmeta Corp. 1                       10,000          34,000
----------------------------------------------------------------
 TranSwitch Corp. 1                      43,300          99,590
----------------------------------------------------------------
 Trident Microsystems, Inc. 1             6,000         104,520

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT Continued
 TriQuint Semiconductor, Inc. 1          30,300    $    214,221
----------------------------------------------------------------
 Ultratech, Inc. 1                        8,400         246,708
----------------------------------------------------------------
 Vitesse Semiconductor Corp. 1            3,700          21,719
----------------------------------------------------------------
 White Electronic Designs Corp. 1         1,800          15,840
                                                   -------------
                                                      2,860,653

----------------------------------------------------------------
 SOFTWARE--4.1%
 Altiris, Inc. 1                            900          32,832
----------------------------------------------------------------
 Ansoft Corp. 1                           2,900          37,207
----------------------------------------------------------------
 Ansys, Inc. 1                            4,100         162,770
----------------------------------------------------------------
 Ascential Software Corp. 1              10,300         267,079
----------------------------------------------------------------
 Aspen Technology, Inc. 1                16,400         168,264
----------------------------------------------------------------
 BindView Development Corp. 1             7,700          29,029
----------------------------------------------------------------
 Bottomline Technologies, Inc. 1            700           6,300
----------------------------------------------------------------
 Callidus Software, Inc. 1                  500           8,845
----------------------------------------------------------------
 Captaris, Inc. 1                         5,600          31,472
----------------------------------------------------------------
 CCC Information Services Group, Inc. 1   1,500          25,350
----------------------------------------------------------------
 Cognos, Inc. 1                             500          15,310
----------------------------------------------------------------
 Concord Communications, Inc. 1           2,600          51,922
----------------------------------------------------------------
 Convera Corp. 1                            100             341
----------------------------------------------------------------
 Datastream Systems, Inc. 1               2,400          18,840
----------------------------------------------------------------
 Digimarc Corp. 1                         2,300          30,590
----------------------------------------------------------------
 Dynamics Research Corp. 1                  500           8,065
----------------------------------------------------------------
 E.piphany, Inc. 1                       11,400          82,194
----------------------------------------------------------------
 Epicor Software Corp. 1                 15,900         202,884
----------------------------------------------------------------
 ePlus, inc. 1                            2,700          33,294
----------------------------------------------------------------
 Group 1 Software, Inc. 1                 3,500          61,670
----------------------------------------------------------------
 Hyperion Solutions Corp. 1                 900          27,126
----------------------------------------------------------------
 Inet Technologies, Inc. 1               11,100         133,200
----------------------------------------------------------------
 Informatica Corp. 1                      6,800          70,040
----------------------------------------------------------------
 InteliData Technologies Corp. 1          2,100           3,465
----------------------------------------------------------------
 InterVoice-Brite, Inc. 1                15,500         183,985
----------------------------------------------------------------
 JDA Software Group, Inc. 1               4,100          67,691
----------------------------------------------------------------
 Kronos, Inc. 1                           2,850         112,889
----------------------------------------------------------------
 Macromedia, Inc. 1                       1,300          23,192
----------------------------------------------------------------
 Magma Design Automation, Inc. 1            400           9,336
----------------------------------------------------------------
 Manugistics Group, Inc. 1                2,800          17,500
----------------------------------------------------------------
 MapInfo Corp. 1                            900           9,072
----------------------------------------------------------------
 Midway Games, Inc. 1                    13,200          51,216
----------------------------------------------------------------
 Mobius Management Systems, Inc. 1        9,200         116,380
----------------------------------------------------------------
 MRO Software, Inc. 1                       200           2,692
----------------------------------------------------------------
 MSC.Software Corp. 1                     5,100          48,195
----------------------------------------------------------------
 Nuance Communications, Inc. 1            6,700          51,188
----------------------------------------------------------------
 Open Solutions, Inc. 1                   2,000          35,140
----------------------------------------------------------------
 OPNET Technologies, Inc. 1               1,000          16,460
----------------------------------------------------------------
 Parametric Technology Corp. 1           20,200          79,588

STATEMENT OF INVESTMENTS  Continued

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 SOFTWARE Continued
 Pegasystems, Inc. 1                      2,200    $     18,964
----------------------------------------------------------------
 Plumtree Software, Inc. 1               12,300          57,810
----------------------------------------------------------------
 Progress Software Corp. 1                8,300         169,818
----------------------------------------------------------------
 Pumatech, Inc. 1                         3,500          13,930
----------------------------------------------------------------
 QRS Corp. 1                                700           5,684
----------------------------------------------------------------
 Quality Systems, Inc. 1                  4,200         187,278
----------------------------------------------------------------
 Radiant Systems, Inc. 1                  2,900          24,389
----------------------------------------------------------------
 Renaissance Learning, Inc. 1               900          21,672
----------------------------------------------------------------
 Roxio, Inc. 1                           12,600          60,354
----------------------------------------------------------------
 RSA Security, Inc. 1                    11,900         168,980
----------------------------------------------------------------
 Sanchez Computer Associates, Inc. 1      2,200           9,130
----------------------------------------------------------------
 SCO Group, Inc. (The) 1                  6,400         108,800
----------------------------------------------------------------
 SPSS, Inc. 1                             1,000          17,880
----------------------------------------------------------------
 Sybase, Inc. 1                           5,700         117,306
----------------------------------------------------------------
 Synplicity, Inc. 1                         100             783
----------------------------------------------------------------
 Systems & Computer
 Technology Corp. 1                         900          14,715
----------------------------------------------------------------
 Take-Two Interactive Software, Inc. 1    2,300          66,263
----------------------------------------------------------------
 Tradestation Group, Inc. 1               3,100          27,466
----------------------------------------------------------------
 Transaction Systems Architects,
 Inc., Cl. A 1                            2,700          61,101
----------------------------------------------------------------
 Ulticom, Inc. 1                          9,700          93,605
----------------------------------------------------------------
 VA Software Corp. 1                     12,100          47,311
----------------------------------------------------------------
 Wind River Systems, Inc. 1              10,500          91,980
                                                   -------------
                                                      3,717,832

----------------------------------------------------------------
 MATERIALS--4.6%
----------------------------------------------------------------
 CHEMICALS--1.3%
 Agrium, Inc.                             3,200          52,672
----------------------------------------------------------------
 American Vanguard Corp.                    400          14,908
----------------------------------------------------------------
 Calgon Carbon Corp.                      2,600          16,146
----------------------------------------------------------------
 Cytec Industries, Inc. 1                 3,100         119,009
----------------------------------------------------------------
 Ethyl Corp. 1                            2,400          52,488
----------------------------------------------------------------
 Hawkins, Inc.                              400           5,584
----------------------------------------------------------------
 Headwaters, Inc. 1                       2,200          43,164
----------------------------------------------------------------
 Hercules, Inc. 1                        13,200         161,040
----------------------------------------------------------------
 MacDermid, Inc.                          6,900         236,256
----------------------------------------------------------------
 Material Sciences Corp.                    100           1,011
----------------------------------------------------------------
 Octel Corp.                              3,200          63,008
----------------------------------------------------------------
 Olin Corp.                              10,400         208,624
----------------------------------------------------------------
 OM Group, Inc. 1                         6,100         159,759
----------------------------------------------------------------
 PolyOne Corp. 1                          4,700          30,033
----------------------------------------------------------------
 Stepan Co.                               1,800          46,170
                                                   -------------
                                                      1,209,872

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 CONSTRUCTION MATERIALS--0.5%
 AMCOL International Corp.               10,700    $    217,210
----------------------------------------------------------------
 Ameron International Corp.               2,800          97,132
----------------------------------------------------------------
 Centex Construction Products, Inc.         700          42,189
----------------------------------------------------------------
 Florida Rock Industries, Inc.            2,100         115,185
                                                   -------------
                                                        471,716

----------------------------------------------------------------
 CONTAINERS & PACKAGING--0.3%
 Caraustar Industries, Inc. 1               900          12,420
----------------------------------------------------------------
 Chesapeake Corp.                         2,200          58,256
----------------------------------------------------------------
 Graphic Packaging Corp. 1                1,400           5,684
----------------------------------------------------------------
 Mod-Pac Corp. 1                            125             999
----------------------------------------------------------------
 Packaging Dynamics Corp. 1                 760           7,813
----------------------------------------------------------------
 Silgan Holdings, Inc. 1                  4,800         204,432
                                                   -------------
                                                        289,604

----------------------------------------------------------------
 METALS & MINING--1.9%
 AK Steel Holding Corp. 1                22,300         113,730
----------------------------------------------------------------
 Allegheny Technologies, Inc.            12,600         166,572
----------------------------------------------------------------
 Brush Engineered Materials, Inc. 1         300           4,593
----------------------------------------------------------------
 Carpenter Technology Corp.               7,500         221,775
----------------------------------------------------------------
 Century Aluminum Co.                     5,400         102,654
----------------------------------------------------------------
 Cleveland-Cliffs, Inc. 1                 2,300         117,185
----------------------------------------------------------------
 Gibraltar Steel Corp.                      500          12,575
----------------------------------------------------------------
 Goldcorp, Inc.                           1,500          23,935
----------------------------------------------------------------
 GrafTech International Ltd. 1              900          12,150
----------------------------------------------------------------
 IMCO Recycling, Inc. 1                   1,200          11,868
----------------------------------------------------------------
 International Steel Group, Inc. 1        1,400          54,530
----------------------------------------------------------------
 Liquidmetal Technologies, Inc. 1         3,200           9,088
----------------------------------------------------------------
 Meridian Gold, Inc. 1                      900          13,184
----------------------------------------------------------------
 Metal Management, Inc. 1                 4,900         180,957
----------------------------------------------------------------
 Metals USA, Inc. 1                       2,900          29,203
----------------------------------------------------------------
 NN, Inc.                                 4,000          50,360
----------------------------------------------------------------
 Peabody Energy Corp.                     2,600         108,446
----------------------------------------------------------------
 RTI International Metals, Inc. 1         1,300          21,931
----------------------------------------------------------------
 Schnitzer Steel Industries, Inc.         5,500         332,750
----------------------------------------------------------------
 Steel Technologies, Inc.                 1,100          19,459
----------------------------------------------------------------
 Westmoreland Coal Co.                      700          12,250
----------------------------------------------------------------
 Wheaton River Minerals Ltd. 1           16,100          48,216
                                                   -------------
                                                      1,667,411

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 PAPER & FOREST PRODUCTS--0.6%
 Buckeye Technologies, Inc. 1             2,600    $     26,130
----------------------------------------------------------------
 Deltic Timber Corp.                        500          15,200
----------------------------------------------------------------
 Louisiana-Pacific Corp. 1               16,000         286,080
----------------------------------------------------------------
 Pope & Talbot, Inc.                        500           8,805
----------------------------------------------------------------
 Potlatch Corp.                           4,500         156,465
----------------------------------------------------------------
 Schweitzer-Mauduit International, Inc.     300           8,934
                                                   -------------
                                                        501,614

----------------------------------------------------------------
 TELECOMMUNICATION SERVICES--1.3%
----------------------------------------------------------------
 DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
 D&E Communications, Inc.                   100           1,451
----------------------------------------------------------------
 General Communication, Inc., Cl. A 1     4,200          36,540
----------------------------------------------------------------
 Golden Telecom, Inc. 1                   2,200          61,050
----------------------------------------------------------------
 Hungarian Telephone & Cable Corp. 1        100             986
----------------------------------------------------------------
 McLeodUSA, Inc., Cl. A 1                28,500          42,180
----------------------------------------------------------------
 North Pittsburgh Systems, Inc.           3,000          56,730
----------------------------------------------------------------
 Primus Telecommunications
 Group, Inc. 1                            4,800          48,864
----------------------------------------------------------------
 PTEK Holdings, Inc. 1                    1,100           9,691
----------------------------------------------------------------
 Talk America Holdings, Inc. 1            7,900          91,008
----------------------------------------------------------------
 Time Warner Telecom, Inc., Cl. A 1      13,100         132,703
----------------------------------------------------------------
 US LEC Corp., Cl. A 1                    1,200           9,456
----------------------------------------------------------------
 Warwick Valley Telephone Co.               500          14,795
                                                   -------------
                                                        505,454

----------------------------------------------------------------
 WIRELESS TELECOMMUNICATION SERVICES--0.7%
 Boston Communications Group, Inc. 1      3,900          36,231
----------------------------------------------------------------
 Centennial Communications Corp. 1        5,300          27,878
----------------------------------------------------------------
 Cincinnati Bell, Inc. 1                 29,700         149,985
----------------------------------------------------------------
 Dobson Communications Corp., Cl. A 1     7,700          50,589
----------------------------------------------------------------
 Price Communications Corp. 1             3,000          41,190
----------------------------------------------------------------
 Triton PCS Holdings, Inc., Cl. A 1       8,300          46,314
----------------------------------------------------------------
 UbiquiTel, Inc. 1                       18,400          49,478
----------------------------------------------------------------
 Wireless Facilities, Inc. 1             15,900         236,274
                                                   -------------
                                                        637,939

----------------------------------------------------------------
 UTILITIES--1.2%
----------------------------------------------------------------
 ELECTRIC UTILITIES--0.5%
 Aquila, Inc. 1                          29,500         100,005
----------------------------------------------------------------
 Black Hills Corp.                          100           2,983
----------------------------------------------------------------
 Canadian Hydro Developers, Inc. 1       14,000          23,834
----------------------------------------------------------------
 Central Vermont Public Service Corp.       600          14,100
----------------------------------------------------------------
 CH Energy Group, Inc.                    2,600         121,940
----------------------------------------------------------------
 Green Mountain Power Corp.                 700          16,520
----------------------------------------------------------------
 UniSource Energy Corp.                     300           7,398
----------------------------------------------------------------
 Westar Energy, Inc.                      9,100         184,275
                                                   -------------
                                                        471,055

                                                   MARKET VALUE
                                         SHARES      SEE NOTE 1
----------------------------------------------------------------
 GAS UTILITIES--0.6%
 Chesapeake Utilities Corp.               1,200     $    31,260
----------------------------------------------------------------
 Energen Corp.                            5,800         237,974
----------------------------------------------------------------
 EnergySouth, Inc.                          200           7,000
----------------------------------------------------------------
 Laclede Group, Inc. (The)                1,100          31,405
----------------------------------------------------------------
 New Jersey Resources Corp.                 500          19,255
----------------------------------------------------------------
 South Jersey Industries, Inc.              200           8,100
----------------------------------------------------------------
 Southwestern Energy Co. 1                7,700         184,030
----------------------------------------------------------------
 UGI Corp.                                1,150          38,985
                                                   -------------
                                                        558,009

----------------------------------------------------------------
 MULTI-UTILITIES & UNREGULATED POWER--0.0%
 Avista Corp.                             1,200          21,744
----------------------------------------------------------------
 WATER UTILITIES--0.1%
 SJW Corp.                                  300          26,766
                                                   -------------
 Total Common Stocks (Cost $73,551,772)              88,623,413

----------------------------------------------------------------
 PREFERRED STOCKS--0.0%

 Astronics Corp., Cl. B 1,2 (Cost $1,733)   250           1,313

                                          UNITS
----------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 Canadian Superior Energy, Inc. Wts.,
 Exp. 3/14/04 1,2 (Cost $14)             17,500          17,255

                                      PRINCIPAL
                                         AMOUNT
----------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--3.3%

 Undivided interest of 2.71% in joint repurchase
 agreement (Principal Amount/Market Value
 $109,556,000, with a maturity value of $109,560,869)
 with Banc One Capital Markets, Inc., 0.80%, dated
 12/31/03, to be repurchased at $2,964,132 on
 1/2/04, collateralized by U.S. Treasury Bonds,
 4.25%, 11/30/13, with a value of $111,861,618
 (Cost $2,964,000)                   $2,964,000       2,964,000

----------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE
 (COST $76,517,519)                       101.6%     91,605,981
----------------------------------------------------------------
 LIABILITIES IN EXCESS
 OF OTHER ASSETS                           (1.6)     (1,394,914)
                                      --------------------------

 NET ASSETS                               100.0%    $90,211,067
                                      ==========================

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Identifies issues considered to be illiquid or restricted. See Note 6 of
Notes to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
 ASSETS

 Investments, at value (including securities loaned
 of approximately $16,282,000)
 (cost $76,517,519)--see accompanying statement                 $ 91,605,981
-----------------------------------------------------------------------------
 Collateral for securities loaned                                 16,865,986
-----------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                  1,146,841
 Shares of beneficial interest sold                                  575,163
 Interest and dividends                                               16,334
 Other                                                                 2,014
                                                                -------------
 Total assets                                                    110,212,319

-----------------------------------------------------------------------------
 LIABILITIES

 Bank overdraft                                                       42,147
-----------------------------------------------------------------------------
 Return of collateral for securities loaned                       16,865,986
-----------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased                                             2,903,271
 Shares of beneficial interest redeemed                              110,213
 Distribution and service plan fees                                   31,844
 Shareholder reports                                                  18,811
 Transfer and shareholder servicing agent fees                         1,664
 Trustees' compensation                                                1,201
 Other                                                                26,115
                                                                -------------
 Total liabilities                                                20,001,252

-----------------------------------------------------------------------------
 NET ASSETS                                                     $ 90,211,067
                                                                =============

-----------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial interest                     $      6,725
-----------------------------------------------------------------------------
 Additional paid-in capital                                       78,382,376
-----------------------------------------------------------------------------
 Accumulated net investment loss                                     (32,616)
-----------------------------------------------------------------------------
 Accumulated net realized loss on investments and
 foreign currency transactions                                    (3,233,887)
-----------------------------------------------------------------------------
 Net unrealized appreciation on investments and translation of
 assets and liabilities denominated in foreign currencies         15,088,469
                                                                -------------
 NET ASSETS                                                     $ 90,211,067
                                                                =============

-----------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE:

 Non-Service Shares:
 Net asset value, redemption price per share and offering price per share (based on net assets of $27,550,767 and 2,050,171
 shares of beneficial interest outstanding)                           $13.44
-----------------------------------------------------------------------------
 Service Shares:
 Net asset value, redemption price per share and offering price per share (base on net assets of $62,660,300 and 4,675,294
 shares of beneficial interest outstanding)                           $13.40

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------
STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
 INVESTMENT INCOME

 Dividends (net of foreign withholding taxes of $2,738)          $   308,870
-----------------------------------------------------------------------------
 Interest                                                             19,620
-----------------------------------------------------------------------------
 Portfolio lending fees                                               15,150
                                                                 ------------
 Total investment income                                             343,640

-----------------------------------------------------------------------------
 EXPENSES

 Management fees                                                     338,340
-----------------------------------------------------------------------------
 Distribution and service plan fees--Service shares                   62,135
-----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Non-Service shares                                                   10,328
 Service shares                                                        6,045
-----------------------------------------------------------------------------
 Shareholder reports                                                  40,318
-----------------------------------------------------------------------------
 Legal, auditing and other professional fees                          16,066
-----------------------------------------------------------------------------
 Trustees' compensation                                                5,590
-----------------------------------------------------------------------------
 Insurance expenses                                                    2,292
-----------------------------------------------------------------------------
 Registration and filing fees                                          1,918
-----------------------------------------------------------------------------
 Custodian fees and expenses                                             779
-----------------------------------------------------------------------------
 Other                                                                28,986
                                                                 ------------
 Total expenses                                                      512,797
 Less reduction to custodian expenses                                   (656)
                                                                 ------------
 Net expenses                                                        512,141

-----------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                (168,501)

-----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN

 Net realized gain on:
 Investments                                                       2,685,493
 Foreign currency transactions                                        18,436
                                                                 ------------
 Net realized gain                                                 2,703,929
-----------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                      14,947,524
 Translation of assets and liabilities denominated in
 foreign currencies                                                   91,455
                                                                 ------------
 Net change in unrealized appreciation                            15,038,979

-----------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $17,574,407
                                                                 ============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

NON-SERVICE SHARES   YEAR ENDED DECEMBER 31,           2003
2002          2001          2000         1999
---------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                  $ 9.31
$11.05        $11.09        $14.07       $ 9.60
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                            (.03)
(.01)           -- 1        (.03)        (.02)
 Net realized and unrealized gain (loss)                 4.16
(1.73)         (.04)        (2.35)        4.49

--------------------------------------------------------------
 Total from investment operations                        4.13
(1.74)         (.04)        (2.38)        4.47
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                      --
--            --          (.60)          --
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $13.44        $
9.31        $11.05        $11.09       $14.07

===============================================================

---------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 2                     44.36%
(15.75)%       (0.36)%      (18.34)%      46.56%

---------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)             $27,551
$19,577       $18,514       $14,599       $6,927
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $20,271
$20,505       $15,307       $12,576       $2,738
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                    (0.30)%
(0.09)%       (0.01)%       (0.29)%      (0.37)%
 Total expenses                                          1.01%
1.00%         1.05%         1.37%        1.83%
 Expenses after expense reimbursement or fee waiver
 and reduction to custodian expenses                      N/A 4         N/A
4         N/A 4        1.35%        1.34%
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  130%
121%          213%          162%         176%

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS CONTINUED
-----------------------------------------------------------------------------

SERVICE SHARES  YEAR ENDED DECEMBER 31,                     2003
2002         2001 1
-----------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                       $ 9.29
$11.05        $10.61
-----------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                 (.02)
(.01)           -- 2
 Net realized and unrealized gain (loss)                      4.13
(1.75)          .44

------------------------------------
 Total from investment operations                             4.11
(1.76)          .44
-----------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                           --
--            --
-----------------------------------------------------------------------------------------------
 Net asset value, end of period                             $13.40        $
9.29        $11.05

====================================

-----------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE 3                          44.24%
(15.93)%        4.15%

-----------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                  $62,660
$6,111          $108
-----------------------------------------------------------------------------------------------
 Average net assets (in thousands)                         $25,018
$2,228          $ 26
-----------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                         (0.43)%
(0.26)%       (0.34)%
 Total expenses                                               1.23%
1.21%         1.19%
 Expenses after expense reimbursement or fee waiver
 and reduction to custodian expenses                           N/A 5
1.19%          N/A 5
-----------------------------------------------------------------------------------------------
 Portfolio turnover rate                                       130%
121%          213%

1. For the period from July 16, 2001 (inception of offering) to December 31,
2001.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of
shareholder would pay on Fund distributions or the redemption of Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.
-----------------------------------------------------------------------------

 YEAR ENDED DECEMBER 31,                                2003            2002
-----------------------------------------------------------------------------
 OPERATIONS

 Net investment loss                             $  (168,501)    $   (23,905)
-----------------------------------------------------------------------------
 Net realized gain (loss)                          2,703,929      (2,848,300)
-----------------------------------------------------------------------------
 Net change in unrealized appreciation            15,038,979      (1,461,310)
                                                 ----------------------------
 Net increase (decrease) in net assets
 resulting from operations                        17,574,407      (4,333,515)

-----------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase in net assets resulting from
 beneficial interest transactions:
 Non-Service shares                                  536,751       4,845,883
 Service shares                                   46,411,899       6,553,550

-----------------------------------------------------------------------------
 NET ASSETS

 Total increase                                   64,523,057       7,065,918
-----------------------------------------------------------------------------
 Beginning of period                              25,688,010      18,622,092
                                                 ----------------------------
 End of period [including accumulated net
 investment loss of $32,616 and
 $11,369, respectively]                          $90,211,067     $25,688,010
                                                 ============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Main Street Small Cap Fund/VA (the Fund) is a separate series of
 Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The
 Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment
 accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general
and
 exclusive voting rights on matters that affect that class alone. Earnings, net
 assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price
 of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing
 price provided by NASDAQ prior to the time when the Fund's assets are valued.
 In the absence of a sale, the security is valued at the last sale price on the
 prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted
 securities) for which quotations are not readily available are valued primarily
 using dealer-supplied valuations, a portfolio pricing service authorized by the
 Board of Trustees, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the
 Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost
(which
 approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in
 U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related
 to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such
 transactions.
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
 Securities and Exchange Commission, the Fund, along with other affiliated funds
 advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these
 balances are invested in one or more repurchase agreements. Securities pledged
 as collateral for repurchase agreements are held by a custodian bank until the
 agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than
 those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a
 specific class are charged against the operations of that class.

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
 Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any,
 to shareholders.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
 Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments
 for federal income tax purposes.

NET UNREALIZED

APPRECIATION

                                  BASED ON COST OF

SECURITIES AND
              UNDISTRIBUTED           UNDISTRIBUTED
ACCUMULATED             OTHER INVESTMENTS
              NET INVESTMENT              LONG-TERM
LOSS            FOR FEDERAL INCOME
              INCOME                           GAIN         CARRYFORWARD
1,2                  TAX PURPOSES

--------------------------------------------------------------------------------------------

              $--                               $--
$3,233,886                   $15,055,853

 1. As of December 31, 2003, the Fund had $3,233,886 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2009           $  642,572
                              2010            2,591,314
                                             ----------
                              Total          $3,233,886
                                             ==========

2. During the fiscal year  December 31, 2003,  the Fund  utilized  $2,435,654 of capital loss carryforward to offset capital gains realized in that fiscal year.

During the fiscal year  December 31, 2002,  the Fund did not utilize any capital loss carryforwards.

Net  investment  income  (loss)  and net  realized  gain  (loss)  may differ for
financial   statement  and  tax   purposes.   The  character  of  dividends  and
distributions  made  during the fiscal  year from net  investment  income or net realized  gains may differ  from their  ultimate  characterization  for  federal income tax purposes.  Also,  due to timing of dividends and  distributions,  the fiscal year in which amounts are  distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following  amounts have been  reclassified  for December 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                                                            INCREASE TO
                                       REDUCTION TO     ACCUMULATED NET
                 REDUCTION TO       ACCUMULATED NET       REALIZED LOSS
                 PAID-IN CAPITAL    INVESTMENT LOSS      ON INVESTMENTS
                 ------------------------------------------------------
                 $144,288                  $147,254              $2,966

 No distributions were paid during the years ended December 31, 2003 and
 December 31, 2002.

 The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain
or
 loss.
                 Federal tax cost of securities              $76,550,135
                                                             ===========

                 Gross unrealized appreciation               $16,011,663
                 Gross unrealized depreciation                  (955,810)
                                                             -----------
                 Net unrealized appreciation                 $15,055,853
                                                             ===========

--------------------------------------------------------------------------------
TRUSTEES'   COMPENSATION.   The  Board  of  Trustees   has  adopted  a  deferred
compensation  plan for  independent  trustees that enables  trustees to elect to defer receipt of all or a portion of the annual  compensation  they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar  amounts had been invested in shares of the Fund or are invested in other  Oppenheimer  funds  selected by the Trustee.  Deferral of trustees'  fees under  the  plan  will not  affect  the net  assets  of the  Fund,  and will not materially  affect the Fund's assets,  liabilities or net investment  income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders,  which are determined in accordance  with income tax  regulations, are recorded on the ex-dividend date. Income and capital gain distributions,  if any, are declared and paid annually.
--------------------------------------------------------------------------------
INVESTMENT  INCOME.  Dividend income is recorded on the ex-dividend date or upon ex-dividend  notification  in the case of certain  foreign  dividends  where the ex-dividend  date may have  passed.  Non-cash  dividends  included  in  dividend income,  if any,  are  recorded  at the  fair  market  value  of the  securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
OTHER.  The  preparation of financial  statements in conformity  with accounting
principles   generally  accepted  in  the  United  States  of  America  requires management to make estimates and assumptions that affect the reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the  financial  statements  and the  reported  amounts of income and expenses  during the reporting  period.  Actual  results could differ from those estimates.
--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                            YEAR ENDED DECEMBER 31,
2003          YEAR ENDED DECEMBER 31, 2002
                                                SHARES
AMOUNT              SHARES            AMOUNT
--------------------------------------------------------------------------------

 NON-SERVICE SHARES
 Sold                                          826,676      $
9,370,135           1,297,325      $ 13,674,065
 Redeemed                                     (879,995)
(8,833,384)           (869,963)       (8,828,182)

------------------------------------------------------------------
 Net increase (decrease)                       (53,319)     $
536,751             427,362      $  4,845,883

==================================================================

---------------------------------------------------------------------------------------------------------------
 SERVICE SHARES
 Sold                                        4,910,616      $
56,495,920           2,221,410      $ 21,513,500
 Redeemed                                     (892,849)
(10,084,021)         (1,573,671)      (14,959,950)

------------------------------------------------------------------
 Net increase                                4,017,767      $
46,411,899             647,739      $  6,553,550

==================================================================
--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were
 $103,688,073 and $58,027,770, respectively.

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an
 annual rate of 0.75% of the first $200 million of average annual net assets,
 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund.
The
 Fund pays OFS a per account fee. For the year ended December 31, 2003, the
Fund
 paid $15,171 to OFS for services to the Fund.
    Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and
 $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent
 fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a
 Distribution and Service Plan for Service shares to pay OppenheimerFunds
 Distributor, Inc., the Distributor, for distribution-related services for the
 Fund's Service shares. Under the Plan, payments are made quarterly at an annual
 rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. Fees incurred by the Fund under the plan are detailed in the
 Statement of Operations.

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS
 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities
 denominated in a foreign currency and for protection from adverse exchange rate
 fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
 Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable
 and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
 Operations.
    As of December 31, 2003, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
 6. ILLIQUID OR RESTRICTED SECURITIES
 As of December 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also
 be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid
 or restricted securities subject to this limitation as of December 31, 2003 was
 $90,924, which represents 0.10% of the Fund's net assets, of which $22,804 is considered restricted. Information concerning restricted securities is as follows:

                                         ACQUISITION
VALUATION AS OF        UNREALIZED
 SECURITY                                       DATE          COST
DECEMBER 31, 2003      APPRECIATION
--------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Esprit Exploration Ltd.                       6/4/02
$19,418                $22,804            $3,386

--------------------------------------------------------------------------------
 7. SECURITIES LENDING
 The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
 Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned
 because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. As of December
31,
 2003, the Fund had on loan securities valued at approximately $16,282,000.
Cash
 of $16,865,986 was received as collateral for the loans, and has been invested
 in approved instruments.

--------------------------------------------------------------------------------
 8. BORROWING AND LENDING ARRANGEMENTS
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief
 granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The
 SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are
 subject to asset coverage requirements under the Investment Company Act and the
 provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates
 if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might
 not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.

OPPENHEIMER MONEY FUND/VA

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER MONEY FUND/VA:

     We have audited the  accompanying  statement of assets and  liabilities  of
Oppenheimer  Money  Fund/VA,  a series of  Oppenheimer  Variable  Account Funds, including the statement of investments, as of December 31, 2003, and the related statement of operations  for the year then ended,  the  statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated.  These financial  statements and financial highlights are the responsibility of the Fund's  management.  Our responsibility is to express an opinion on these financial  statements and financial highlights based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by  correspondence  with the custodian and brokers;  where replies were not received from brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer Money Fund/VA as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the  period  then  ended,  and  the  financial  highlights  for  the  periods indicated,  in conformity with accounting  principles  generally accepted in the
United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Denver, Colorado
February 12, 2004

OPPENHEIMER MONEY FUND/VA
STATEMENT OF INVESTMENTS  December 31, 2003
--------------------------------------------------------------------------------

                                      PRINCIPAL           VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
CERTIFICATES OF DEPOSIT--6.8%
----------------------------------------------------------------
DOMESTIC CERTIFICATES OF DEPOSIT--2.5%
Citibank NA, 1.09%, 2/6/04          $ 2,500,000   $   2,500,000
----------------------------------------------------------------
National Bank of Commerce,
Tennessee, 1.17%, 6/14/04 1           3,500,000       3,499,841
                                                  --------------
                                                      5,999,841

----------------------------------------------------------------
YANKEE CERTIFICATES OF DEPOSIT--4.3%
Bank of Montreal, Chicago, 1.105%,
3/31/04                               1,300,000       1,300,000
----------------------------------------------------------------
Canadian Imperial Bank of
Commerce, New York, 1.09%, 3/5/04     2,000,000       2,000,000
----------------------------------------------------------------
Lloyds TSB Bank plc, New York,
1.09%, 2/17/04                        2,000,000       2,000,026
----------------------------------------------------------------
Svenska Handelsbanken NY, 1.08%,
1/12/04                               5,000,000       4,999,970
                                                  --------------
                                                     10,299,996
                                                  --------------
Total Certificates of Deposit (Cost $16,299,837)     16,299,837

----------------------------------------------------------------
DIRECT BANK OBLIGATIONS--16.4%
Bank One NA, 1.06%, 1/28/04           2,000,000       2,000,000
----------------------------------------------------------------
BNP Paribas Finance, Inc.,
1.09%, 2/13/04                        3,050,000       3,046,029
----------------------------------------------------------------
Credit Lyonnais North America, Inc.:
1.08%, 2/3/04                         5,000,000       4,995,050
1.08%, 2/5/04                         3,500,000       3,496,325
----------------------------------------------------------------
Danske Corp., Series A,
1.10%, 1/21/04                        1,500,000       1,499,083
----------------------------------------------------------------
Governor & Co. of the Bank of
Ireland, 1.085%, 1/26/04 2            2,000,000       1,998,493
----------------------------------------------------------------
HBOS Treasury Services, 1.13%,
3/10/04                               4,000,000       3,991,337
----------------------------------------------------------------
LaSalle Bank NA, 1.10%, 2/19/04       2,000,000       2,000,000
----------------------------------------------------------------
Nationwide Building Society:
1.09%, 3/16/04                        2,200,000       2,195,004
1.11%, 3/17/04                        2,000,000       1,995,313
----------------------------------------------------------------
Nordea North America, Inc., 1.12%,
3/29/04                               2,000,000       1,994,524
----------------------------------------------------------------
Societe Generale North America:
1.095%, 4/2/04                        3,000,000       2,991,605
1.105%, 2/2/04                        3,600,000       3,596,464
----------------------------------------------------------------
U.S. Bank NA, 1.05%, 1/28/04          2,000,000       1,999,938
----------------------------------------------------------------
UBS Finance (Delaware) LLC,
1.06%, 1/20/04                        1,085,000       1,084,382
                                                  --------------
Total Direct Bank Obligations
(Cost $38,883,547)                                   38,883,547

----------------------------------------------------------------
SHORT-TERM NOTES--70.3%
----------------------------------------------------------------
ASSET-BACKED--24.8%
Barton Capital Corp.,
1.10%, 1/15/04 2                      2,000,000       1,999,144
----------------------------------------------------------------
Crown Point Capital Co., 1.12%,
2/6/04 2                              5,000,000       4,994,350

                                      PRINCIPAL           VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
ASSET-BACKED Continued
Eiffel Funding LLC, 1.11%, 2/9/04 2 $ 1,500,000   $   1,498,196
----------------------------------------------------------------
FCAR Owner Trust I, 1.11%, 2/12/04    2,500,000       2,496,763
----------------------------------------------------------------
Galaxy Funding, Inc.:
1.12%, 3/3/04 2                       2,000,000       1,996,142
1.12%, 4/16/04                        3,000,000       2,990,107
----------------------------------------------------------------
Gemini Securitization Corp.,
1.09%, 1/8/04 2                       2,000,000       1,999,576
----------------------------------------------------------------
Grampian Funding LLC:
1.11%, 4/14/04 2                      2,800,000       2,791,021
1.12%, 1/23/04 2                      3,500,000       3,497,604
----------------------------------------------------------------
Legacy Capital LLC, 1.12%, 1/7/04 2   2,000,000       1,999,627
----------------------------------------------------------------
Lexington Parker Capital Co. LLC,
1.13%, 2/5/04 2                       4,000,000       3,995,606
----------------------------------------------------------------
Neptune Funding Corp.:
1.14%, 1/29/04 2                      5,000,000       4,995,567
1.14%, 4/1/04 2                       1,750,000       1,744,957
----------------------------------------------------------------
New Center Asset Trust, 1.105%,
1/29/04                               2,600,000       2,597,765
----------------------------------------------------------------
Perry Global Funding LLC, Series A,
1.15%, 4/5/04 2                       2,000,000       1,993,931
----------------------------------------------------------------
Preferred Receivables Funding Corp.,
1.13%, 3/10/04 2                      2,230,000       2,225,170
----------------------------------------------------------------
Scaldis Capital LLC:
1.09%, 3/12/04 2                      1,500,000       1,496,775
1.10%, 1/12/04 2                      3,008,000       3,006,989
----------------------------------------------------------------
Sheffield Receivables Corp., 1.10%,
1/5/04 2                              2,500,000       2,499,697
----------------------------------------------------------------
Victory Receivables Corp.:
1.14%, 1/14/04 2                      3,000,000       2,998,765
1.15%, 2/10/04 2                      5,000,000       4,993,611
                                                  --------------
                                                     58,811,363

----------------------------------------------------------------
CAPITAL MARKETS--14.3%
Banc of America Securities LLC,
1.09%, 1/2/04 1                       5,000,000       5,000,000
----------------------------------------------------------------
Bear Stearns Cos., Inc.,
1.10%, 3/11/04                        2,000,000       1,995,722
----------------------------------------------------------------
Citigroup Global Markets Holdings,
Inc., 1.08%, 1/6/04                   2,000,000       1,999,700
----------------------------------------------------------------
Goldman Sachs Group, Inc.:
1.17%, 2/9/04 3                       5,000,000       5,000,000
1.24%, 4/28/04 3                      3,000,000       3,000,000
----------------------------------------------------------------
Lehman Brothers, Inc., 1.005%,
12/15/04 1                            2,000,000       2,000,000
----------------------------------------------------------------
Morgan Stanley, 0.938%, 8/27/04 1     5,000,000       5,000,000
----------------------------------------------------------------
Wachovia Securities LLC, 1.19%,
3/26/04 1                            10,000,000      10,000,000
                                                  --------------
                                                     33,995,422

                                      PRINCIPAL           VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
COMMERCIAL FINANCE--2.0%
Countrywide Home Loans, 1.01%,
1/2/04                              $ 4,700,000   $   4,699,868
----------------------------------------------------------------
CONSUMER FINANCE--0.8%
American General Finance Corp.,
1.06%, 1/21/04                        2,000,000       1,998,822
----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.1%
GE Capital International Funding,
Inc., Series A, 1.11%, 4/14/04 2      2,000,000       1,993,587
----------------------------------------------------------------
General Electric Capital Corp.,
1.09%, 1/27/04                        3,000,000       2,997,638
                                                  --------------
                                                      4,991,225

----------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
SBC International, Inc.,
1.07%, 1/13/04 2                      2,000,000       1,999,293
----------------------------------------------------------------
INSURANCE--5.7%
ING America Insurance Holdings,
Inc., 1.11%, 2/2/04                   1,500,000       1,498,520
----------------------------------------------------------------
Metropolitan Life Global Funding I,
Series 2003-5, 1.173%, 1/15/04 1,3    4,000,000       4,000,000
----------------------------------------------------------------
Pacific Life Insurance Co., 1.14%,
1/2/04 1,3                            4,000,000       4,000,000
----------------------------------------------------------------
United of Omaha Life Insurance Co.,
1.22%, 1/2/04 1,3                     4,000,000       4,000,000
                                                  --------------
                                                     13,498,520

----------------------------------------------------------------
LEASING & FACTORING--1.3%
American Honda Finance Corp.,
1.13%, 2/4/04 1,4                     3,000,000       3,000,000
----------------------------------------------------------------
METALS & MINING--1.9%
Rio Tinto Ltd., 1.10%, 1/22/04 2      4,500,000       4,497,113
----------------------------------------------------------------
OIL & GAS--0.8%
Shell Finance UK plc, 1.09%, 3/18/04  2,000,000       1,995,337
----------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL--15.8%
Blue Spice LLC, 1.11%, 1/22/04 2      5,000,000       4,996,763
----------------------------------------------------------------
Cooperative Assn. of Tractor Dealers, Inc., Series B:
1.12%, 1/23/04                        1,000,000         999,309
1.12%, 4/16/04                        1,500,000       1,495,053
1.13%, 2/12/04                        1,500,000       1,498,023
1.13%, 4/8/04                         1,000,000         996,924
1.13%, 4/15/04                        1,000,000         996,704
----------------------------------------------------------------
K2 (USA) LLC:
1.11%, 1/30/04 2                      2,000,000       1,998,212
1.12%, 3/17/04 2                      5,000,000       4,988,389
----------------------------------------------------------------
LINKS Finance LLC:
1.08%, 8/25/04 1,4                    5,000,000       4,999,351
1.13%, 10/15/04 1,4                   2,500,000       2,500,000

                                      PRINCIPAL           VALUE
                                         AMOUNT      SEE NOTE 1
----------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL Continued
Parkland (USA) LLC, 1.131%,
2/24/04 1,4                         $ 5,000,000   $   5,000,000
----------------------------------------------------------------
Sigma Finance, Inc.:
1.08%, 11/26/04 1,4                   4,000,000       3,999,460
1.15%, 12/20/04 1,4                   3,000,000       2,999,413
                                                  --------------
                                                     37,467,601
                                                  --------------
Total Short-Term Notes (Cost $166,954,564)          166,954,564

----------------------------------------------------------------
U.S. GOVERNMENT AGENCIES--8.4%
Federal Home Loan Bank:
1.07%, 7/14/04                        2,000,000       2,000,000
1.23%, 7/6/04                         3,000,000       3,000,000
1.53%, 11/19/04                       2,000,000       2,000,000
----------------------------------------------------------------
FNMA Master Credit Facility:
0.95%, 1/2/04                         5,000,000       4,999,868
1.105%, 2/2/04                        3,000,000       2,997,053
1.12%, 5/3/04                         5,000,000       4,981,024
                                                  --------------
Total U.S. Government Agencies
(Cost $19,977,945)                                   19,977,945

----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $242,115,893)                       101.9%     242,115,893
----------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                            (1.9)     (4,502,994)
                                   -----------------------------
NET ASSETS                                100.0%   $237,612,899
                                   =============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

SHORT-TERM NOTES AND DIRECT BANK OBLIGATIONS ARE GENERALLY TRADED ON A
DISCOUNT
BASIS; THE INTEREST RATE SHOWN IS THE DISCOUNT RATE RECEIVED BY THE FUND AT
THE
TIME OF PURCHASE. OTHER SECURITIES NORMALLY BEAR INTEREST AT THE RATES SHOWN.

1. Represents the current interest rate for a variable or increasing rate security.
2. Security issued in an exempt transaction without registration under the
Securities Act of 1933. Such securities amount to $73,198,578, or 30.81% of the
Fund's net assets, and have been determined to be liquid pursuant to guidelines
adopted by the Board of Trustees.
3. Identifies issues considered to be illiquid. See Note 4 of Notes to
Financial
Statements.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have
been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $22,498,224 or 9.47% of the Fund's net assets as of December 31, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003

--------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost $242,115,893)--see accompanying
statement                            $242,115,893
--------------------------------------------------------------------------------------------------------------
Cash
81,254
--------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest
sold
528,914
Interest
                    103,638
Other
3,275

-------------
Total
assets
242,832,974

--------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables and other liabilities:
Investments
purchased
4,981,022
Shares of beneficial interest
redeemed
128,937
Dividends
                                                                      43,871
Shareholder
reports
14,925
Trustees' compensation
                                   1,276
Transfer and shareholder servicing agent
fees                                                             833
Other
49,211

-------------
Total
liabilities
5,220,075

--------------------------------------------------------------------------------------------------------------
NET
ASSETS
$237,612,899

=============

--------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of beneficial
interest                                                       $    237,586
--------------------------------------------------------------------------------------------------------------
Additional paid-in capital
                                                        237,375,996
--------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
                            (683)

-------------
NET ASSETS--applicable to 237,585,812 shares of beneficial interest
outstanding                  $237,612,899

=============

--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER
SHARE                                $1.00

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest
$4,023,684

--------------------------------------------------------------------------------
EXPENSES
Management fees
1,424,167
--------------------------------------------------------------------------------
Shareholder reports
17,830
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees
10,412
--------------------------------------------------------------------------------
Custodian fees and expenses
8,226
--------------------------------------------------------------------------------
Trustees' compensation
6,152
--------------------------------------------------------------------------------
Other
24,025

-----------
Total expenses
1,490,812
Less reduction to custodian expenses
(2,030)

-----------
Net expenses
1,488,782

--------------------------------------------------------------------------------
NET INVESTMENT INCOME
2,534,902

--------------------------------------------------------------------------------
NET REALIZED LOSS ON INVESTMENTS
(683)

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$2,534,219

===========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
FINANCIAL HIGHLIGHTS

YEAR ENDED DECEMBER 31
2003          2002          2001           2000      1999
-----------------------------------------------------------------------------
PER SHARE OPERATING DATA

Net asset value, beginning of period                              $
1.00        $ 1.00        $ 1.00        $ 1.00    $ 1.00
-----------------------------------------------------------------------------
Income from investment operations--net
investment income and net realized gain
..01           .01           .04           .06       .05
-----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income
(.01)         (.01)         (.04)         (.06)     (.05)
Dividends from net realized gain
--            -- 1          --            --
--
-----------------------------------------------------------
Total dividends and/or distributions to shareholders
(.01)         (.01)         (.04)         (.06)     (.05)
-----------------------------------------------------------------------------
Net asset value, end of period
$1.00         $1.00         $1.00         $1.00     $1.00
-----------------------------------------------------------------------------
TOTAL RETURN 2                                                      0.79%
1.47%         3.85%         6.26%     4.96%
-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                        $237,613
$379,969      $370,229      $215,771  $201,066
-----------------------------------------------------------------------------
Average net assets (in thousands)                               $316,096
$386,457      $288,106      $204,586  $166,727
-----------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                                               0.80%
1.46%         3.59%         5.98%     4.87%
Total expenses                                                      0.47%
4       0.47% 4       0.52% 4       0.51% 4   0.48% 4

1. Less than $0.005 per share.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of
Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.

-------------------------------------------------------------------------------
YEAR ENDED DECEMBER
31,
2003            2002
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS

Net investment income
                                  $  2,534,902    $  5,645,165
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
                                 (683)          6,284

-----------------------------
Net increase in net assets resulting from operations
                   2,534,219       5,651,449

---------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
                                                         (2,534,902)
(5,603,150)
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain
                                                         --         (42,015)

---------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial interest
transactions         (142,355,858)      9,734,246

---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase
(decrease)
(142,356,541)      9,740,530
---------------------------------------------------------------------------------------------------------------------------
Beginning of period

379,969,440     370,228,910

-----------------------------
End of period
                                                          $237,612,899
$379,969,440

=============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Money Fund/VA (the Fund) is a separate series of Oppenheimer
Variable Account Funds (the Trust), an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek maximum current income from investments in
"money market" securities consistent with low capital risk and the maintenance of liquidity. The Trust's investment advisor is OppenheimerFunds, Inc. (the
Manager).
   The Fund currently offers Non-Service shares only. The class is sold at offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment
products.
   The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
SECURITIES VALUATION. Portfolio securities are valued on the basis of amortized
cost, which approximates market value.
--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years for
federal income tax purposes.

          UNDISTRIBUTED          UNDISTRIBUTED                ACCUMULATED
          NET INVESTMENT             LONG-TERM                      LOSS
          INCOME                         GAINS           CARRYFORWARD 1,2
          ---------------------------------------------------------------
          $91,010                          $--                       $683

1. As of December 31, 2003, the Fund had $683 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforward were as follows:

                              EXPIRING
                              -------------------------
                              2011                 $683

2. During the fiscal year ended December 31, 2003 the Fund did not utilize any capital loss carryforwards.

The tax character of distributions paid during the years ended December 31,
2003
and December 31, 2002 were as follows:
                                         YEAR ENDED               YEAR ENDED
                                  DECEMBER 31, 2003        DECEMBER 31, 2002
  --------------------------------------------------------------------------
  Distributions paid from:
  Ordinary income                        $2,534,902               $5,603,150

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though
equal dollar amounts had been invested in shares of the Fund or are invested in
other Oppenheimer funds selected by the Trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared
daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of
assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                      YEAR ENDED DECEMBER 31,
2003          YEAR ENDED DECEMBER 31, 2002
                                                          SHARES
AMOUNT              SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------------

 Sold                                                339,107,835     $
339,107,835       1,008,410,332   $ 1,008,410,332
 Dividends and/or distributions reinvested             2,603,068
2,603,068           5,645,165         5,645,165
 Redeemed                                           (484,066,761)
(484,066,761)     (1,004,321,251)   (1,004,321,251)

----------------------------------------------------------------------
 Net increase (decrease)                            (142,355,858)
$(142,355,858)          9,734,246   $     9,734,246

======================================================================
--------------------------------------------------------------------------------
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the
investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.45% of the first $500 million of average annual net assets,
0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion.
--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the
Manager,
acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2003, the Fund paid
$10,012 to OFS for services to the Fund.
   Additionally, funds offered in variable annuity separate accounts are subject
to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent
fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
4. ILLIQUID SECURITIES
As of December 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available
market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of
December
31, 2003 was $20,000,000, which represents 8.42% of the Fund's net assets.